UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2012 – March 31, 2013

Item 1.	Reports to Stockholders.

Nomura Partners Funds

The World from Asia

NOMURA

Semi-Annual Report

March 31, 2013 (Unaudited)

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

International Equity Fund

High Yield Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of March 31, 2013 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. The Funds may utilize derivatives that may result in losses.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The Shanghai Stock Exchange A Share Index is a nonprofit organization run by the China Securities Regulatory Commission (CSRC); A-shares are quoted in Yuan and are only available to foreign investment through a qualified program. The MSCl lndia Index is an unmanaged free float-weighted equity index representing approximately 59 companies in India. The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The MSCI World Index is an unmanaged free float-adjusted market capitalization-weighted index that measures the equity market performance of developed markets. The MSCI World Value Index is a free float-weighted index based on a parent index (MSCI World Index) which includes large and mid stocks across 24 Developed Markets countries. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The MSCI Hong Kong Index identifies every security listed in the Hong Kong market. Securities are free float-adjusted and screened by size, liquidity and minimum free float. The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that include China-affiliated corporations and H-Shares listed on the Hong Kong Exchange and B-Shares listed on the Shanghai and Shenzhen exchanges. The MSCI Taiwan Index is a free float-adjusted market capitalization index which represents Taiwanese companies that are available to investors worldwide. The MSCI Total Return Indices (MSCI Daily Total Return Net Japan Index, MSCI Daily Total Return Net Europe Index, MSCI Daily Total Return Net Pacific ex Japan Index) measure the price performance of named markets with the income from constituent dividend payments. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds’ returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Funds’ performance. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. H Shares are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

Semi-Annual Review:

The Fund recorded a return of 17.68% in terms of Net Asset Value (NAV) per share for the six-month review period ended March 31, 2013. The corresponding returns for the TOPIX Index (the “benchmark”) with net dividends reinvested and for the MSCI Japan Index with net dividends reinvested were 17.17% and 18.01% in U.S. dollar terms, respectively. Therefore, the Fund outperformed the benchmark by 0.51% (51 basis points) while it underperformed the MSCI Japan Index by 0.33% (33 basis points) during the period.

The Japanese equity market enjoyed a significant rally during the period from October 2012 to March 2013. Japan’s economy had begun to bottom out from a recent period of stagnant growth and continued to improve throughout this review period. Conditions in the financial markets turned favorable when the risk aversion among global investors started to ease, while expectations about the course of domestic economic policy turned more optimistic. The National Diet’s lower house was dissolved in November 2012 and a general election was held in December. The former ruling Democratic Party of Japan (DPJ) was replaced by the Liberal Democratic Party (LDP) in a landslide victory. The LDP pledged to kick-start the economy and implemented a large-scale fiscal stimulus package to pull Japan’s economy out of deflation. In addition, the Bank of Japan (BOJ) introduced a new inflation target and bold monetary policies. Although the Yen depreciated by 24.4% against the U.S. dollar and by 23.9% against the Euro during the review period, the TOPIX (including dividends) rallied by 17.17% in US dollar terms.

The Fund seeks long-term capital appreciation (derived not only from value stocks but also from growth stocks). Considering this objective, Nomura Asset Management utilizes a “multi-manager” approach to managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies respectively. Decisions regarding the allocation of assets to a particular style are made by a dedicated asset allocation committee. Through this style diversification, Nomura Asset Management aims to capture the broader investment opportunities as well as ensuring that the Fund is well diversified.

In terms of style allocation, we have maintained the existing strategy throughout the review period. At the end of March 2013, we allocated 52.5% of the equity position to large cap value, 37.4% to large cap growth, and 10.1% to the small cap blend strategy. At the end of this review period, the total equity portfolio consisted of 283 stocks. The five largest sector weightings were Industrials, Consumer Discretionary, Financials, Materials, and Information Technology. Within the top five sectors, the Fund held overweight exposures relative to the benchmark in the Industrials, Financials, and Materials sectors, while it held underweight exposures in the Consumer Discretionary and Information Technology sectors.

The Fund’s outperformance of 0.51% against the benchmark for the period was the result of positive contributions from not only the style allocation but

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	Mitsubishi UFJ Financial Group, Inc.	3.50%
2.	Sumitomo Mitsui Financial Group, Inc.	2.88%
3.	Mitsubishi Heavy Industries Ltd.	2.63%
4.	Seven & I Holdings Co. Ltd.	2.57%
5.	Mitsubishi Electric Corp.	2.34%
6.	Bridgestone Corp.	2.24%
7.	Hitachi Ltd.	2.18%
8.	Nippon Telegraph and Telephone Corp.	1.86%
9.	Honda Motor Co. Ltd.	1.82%
10.	East Japan Railway Co.	1.72%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	1

Management’s Discussion of Fund Performance

(Unaudited) (continued) – The Japan Fund

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	96.76%
Cash Equivalents	0.00%
Other Assets Less Liabilities	3.24%

Sector Diversification
March 31, 2013
Industrials	24.87%
Consumer Discretionary	20.52%
Financials	15.81%
Materials	10.58%
Information Technology	8.58%
Consumer Staples	7.29%
Telecommunication Services	4.50%
Health Care	3.42%
Energy	0.70%
Utilities	0.49%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 20.

also the stock selection. In terms of stock selection, Bridgestone Corporation, Mitsubishi Heavy Industries, Ltd. and F@N Communications, Inc. added value, while LIXIL Group Corporation, Nippon Telegraph and Telephone Corporation and NTT DoCoMO, Inc. detracted from the relative performance.

Market Outlook:

Japan’s economy bottomed out during October — December 2012 and is expected to return to a recovery path against the background of firm domestic demand and a pick-up in the growth rates of some overseas economies. We forecast a real GDP growth rate of 1.1% for calendar year (CY) 2013 and 1.4% for CY2014. Sentiment has improved substantially in both the Corporate and Household sectors, due to the weakening of the Yen and rising stock prices. This suggests the possibility that consumption behavior has been stimulated by asset effects generated on an unprecedented scale in Japan.

Prime Minister Abe’s administration is determined to address the main challenges that Japan’s economy faces, including overcoming deflation, through a combination of three policy “arrows” — bold monetary policy, flexible fiscal policy and a growth strategy that promotes private investment. As for “flexible fiscal policy”, a supplementary budget of 13.1 trillion Yen (USD $131 billion, 2.8% of Japan’s nominal GDP) was passed by Parliament in February 2013, the full effects of which should be evident from the second quarter of 2013 and is expected to boost the GDP growth rate in 2013. Prime Minister Abe announced Japan’s participation in the Trans-Pacific Partnership (TPP) negotiations in March, which is regarded as one of the structural reform measures that Japan needs to take. The government also plans to formulate comprehensive economic growth and fiscal management policies, referred to as the “big-boned policy” by the end of June. This is aimed at enhancing Japan’s economic competitiveness and growth potential over the medium term and the long run, while also supporting the economy in the short run.

As for the “bold monetary policy” requirement, the BOJ released in January 2013 a joint statement with the government in which it established a price stability target of 2% annual growth in the Consumer Price Index (CPI) and made a clear commitment to achieving this target. In addition, the BOJ introduced its combined “quantitative and qualitative monetary easing” policies in April to achieve the target within a timeframe of about two years. In the words of the new BOJ Governor Kuroda, the BOJ has entered “a new phase of monetary easing” in order to underpin its commitment. The BOJ aims to double the amount of base money — the sum of cash in circulation and financial institutions’ current account deposits at the BOJ — within two years and increase the amount of longer-term bonds and other assets on its balance sheet. This purchasing program of 132 trillion Yen in total over two years is equivalent to more than 1% of GDP per month, which is proportionally about twice the rate of the U.S. Federal Reserve’s current asset purchasing program of USD $85 billion per month. This “quantitative and qualitative monetary easing” is expected not only to work through such

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

transmission channels like longer-term interest rates and asset prices but also to drastically change the expectations of markets and economic entities. The BOJ expects these effects to support economic activity and financial markets, contribute to a further pick-up in inflation expectations, and lead Japan’s economy to overcome deflation that has lasted for nearly 15 years.

Although Japan’s equity market has risen substantially in recent months, current equity valuations remain reasonable. According to the latest forecast, total recurring profits of major Japanese companies were expected to grow by 26.5% (yoy) for the fiscal year of 2013 ending March 2014. We believe equity valuations are still depressed and the growth potential of Japanese companies is not being discounted fairly due to the prolonged deflationary economic circumstances. The more convinced investors become that Japan can overcome deflation, the more fairly equity markets will discount the growth potential of Japanese companies.

We believe the Japanese equity market is attractive from a long-term investment perspective. In our judgment, there are many attractive stocks available in this market. We will maintain a well diversified Fund and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	Samsung Electronics Co. Ltd.	7.98%
2.	Hyundai Mobis	3.82%
3.	Hengan International Group Co. Ltd.	3.29%
4.	BOC Hong Kong Holdings Ltd.	3.06%
5.	Tencent Holdings Ltd.	2.72%
6.	Sands China Ltd.	2.61%
7.	DMCI Holdings, Inc.	2.50%
8.	SK Hynix Inc.	2.43%
9.	ICICI Bank Ltd., ADR	2.37%
10.	Radiant Opto-Electronics Corp.	2.33%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 26. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Semi-Annual Review:

The Fund recorded a return of 6.10% in terms of Net Asset Value (NAV) for the six-month review period ended March 31, 2013. The corresponding return for the MSCI AC Asia Pacific ex Japan Index (the “benchmark”) with net dividends reinvested was 8.06% in U.S. dollar terms. Therefore, the Fund underperformed the benchmark by 1.96% (196 basis points) during the period.

In terms of asset allocation, overweight positions in the Philippines and Thailand added value, as these markets performed strongly on the back of robust domestic economic growth. Meanwhile, the underweight exposure to Australia worked against the Fund, as the market strengthened amid expectations that a lower interest rate environment will stimulate the domestic economy.

Stock selection results failed to add value, especially in China and Taiwan. In China, our overweight position in Tencent Holdings Ltd. detracted from the Fund, as the share price fell in response to disappointing earnings results. In Taiwan, our overweight position in Radiant Opto-Electronics Corp. had a negative effect, as the share price weakened on the back of slowing sales momentum. Meanwhile, stock selection was successful in Thailand. Our overweight position in Jasmine International PCL added value, as the share price jumped sharply higher on the back of strong earnings momentum.

Market Outlook:

With the global economy steadily recovering, led by the U.S. and emerging economies, the outlook for the Asia Pacific equity markets remains broadly positive. Risk asset prices are finding support from the sustained aggressive monetary easing policies from virtually all developed world central banks. Remaining uncertainty means that equity markets may be volatile, particularly in regards to the health of peripheral Europe and the potential negative economic consequences of the mandated U.S. budget cuts.

Most regional markets are likely to maintain their upward trajectory, not only due to this abundant and cheap liquidity but also because earnings-per-share (EPS) forecasts are starting to be ratcheted higher in an environment where valuations are still reasonable.

A pleasing development for stock selection focused investors is that stock to stock correlations have dropped to their historical average. Therefore, this is an environment where buying the right shares can be adequately rewarded.

In terms of our country allocation, we will increase our overweight exposure to Indonesia. This market disappointed in 2012 amid concerns about economic growth prospects, the exchange rate, and government policies — all of which encouraged profit taking. However, the positive secular story remains unchanged. In addition, some of the macroeconomic concerns have dissipated, the currency has stabilized, and the risk of domestic overheating has diminished.

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

Meanwhile, we will fund this purchase by extending the underweight China position. We are not particularly concerned about the short-term direction of the economy. Yes, growth in the first two months of 2013 has disappointed and the latest Consumer Price Index (CPI) figure was higher than expected. However, we believe there are several factors that can explain these disappointing numbers. Instead, we are reducing the exposure for the same micro and technical reasons that we have espoused over the last few years: poor corporate governance, a potentially huge supply of equity, rising wage costs, and general over-capacity. However, from a longer term perspective, we believe Chinese growth will slow sharply as the impact of a shrinking workforce, a relative fall in fixed-asset investment and the need to spend considerable amounts to alleviate pollution will all have an adverse impact on gross domestic product (GDP) growth. Under this scenario, many companies, especially State Owned Enterprises, could find it difficult to sustain their relatively high return-on-equity (ROE).

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	95.25%
Cash Equivalents	4.80%
Liabilities Less Other Assets	(0.05%	)

Sector Diversification
March 31, 2013
Financials	27.70%
Consumer Discretionary	21.80%
Information Technology	20.21%
Industrials	9.14%
Consumer Staples	8.71%
Materials	4.65%
Telecommunication Services	1.55%
Health Care	1.33%
Energy	0.16%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 26.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(Unaudited) – India Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	HDFC Bank Ltd.	12.24%
2.	Infosys Ltd.	8.08%
3.	ICICI Bank Ltd.	7.66%
4.	ITC Ltd.	6.95%
5.	HCL Technologies Ltd.	5.20%
6.	Reliance Industries Ltd.	4.67%
7.	Housing Development Finance Corp. Ltd.	4.34%
8.	Larsen & Toubro Ltd.	4.31%
9.	Tata Consultancy Services Ltd.	4.12%
10.	Sadbhav Engineering Ltd.	3.20%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Semi Annual Review:

The Fund recorded a return of -1.78% in terms of Net Asset Value (NAV) for the six-month review period from ended March 31, 2013. The corresponding return for the MSCI India Index (the “benchmark”) with net dividends reinvested was -2.08% in U.S. dollar terms. Therefore, the Fund outperformed the benchmark by 0.30% (30 basis points) during the period.

Progress on the reforms front was the key highlight over the period. In December 2012, the government secured Parliamentary approval for foreign direct investment (FDI) in multi-brand retail and also passed the Banking Amendment Bill, which should clear the way for the Reserve Bank of India (RBI) to issue new banking licenses down the road. Other measures included the Cabinet approving the Land Acquisition Bill and institution of the Cabinet Committee on Infrastructure to fast track infrastructure projects. In 2013, the government instituted a mechanism for raising retail diesel prices on a monthly basis, which will help lower the subsidy burden.

Inflation readings have also declined from a level of 8.07% in September 2012 to 6.84% in February 2013 (headline Wholesale Price Index Inflation). Core inflation has also come off from 5.7% to 3.8%. The RBI maintained interest rates in December but cut policy rates by 0.25% (25 basis points) to 7.50%. Despite low gross domestic product (GDP) growth and core inflation moderating to sub 4% levels, the RBI guided that “the headroom for further monetary easing remains quite limited” due to double-digit trends in the CPI and elevated current account deficits (CAD).

While progress on the policy front and falling inflation were positives for market sentiment, the positive market momentum over June 2012-January 2013 started to fade subsequently. The RBI’s guidance mentioned above was a factor as were lingering concerns over the CAD. The September 2012 quarter recorded an all time high deficit of USD $22.3 billion, with the December 2012 quarter figures widening to yet another record high of USD $32.6 billion (6.7% of GDP, annualized). Over the January-March 2013 period, incremental data such as auto sales and cement demand showed further weakness in consumption trends. Additionally, a key ally of the central government withdrew support creating some political uncertainty though the government secured support from new, albeit more unstable allies.

Over the September-December 2012 quarter, cyclical sectors outperformed benefiting from improved domestic policy momentum and expectations of rate cuts into 2013. Consumer Discretionary and Financials were among the leaders. However, this reversed in the January-March 2013 period. The defensive sectors did better; Information Technology (IT) earnings saw meaningful upgrades on the back of improving demand momentum. Healthcare and Consumer stocks also fared well.

The Fund’s sector allocation added value over the December 2012 quarter, with positive contributions from our overweight to Financials and underweights to Utilities and Energy. However, relative performance reversed over the March 2013 quarter. The Fund had no exposure to Infosys

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – India Fund

Ltd. going into its results in January 2013. We bought the stock in February and after disappointing for multiple quarters and toning down guidance prior to results, the stock beat expectations handsomely. Our industrials holdings lagged the market over this quarter as the positive impact of the “reform rally” wore off. The normally defensive private sector banks we hold fared better on a relative basis compared to the public sector banks, but underperformed the market. Recent Fund activity was aimed at cutting the underweight to IT which we switched into from Financials and Materials. We cut exposure to Materials holdings which added some value.

Market Outlook:

With the global economy steadily recovering, led by the U.S. and emerging economies, the outlook for the Asia Pacific equity markets remains broadly positive. Risk asset prices are finding support from the sustained aggressive monetary easing policies from virtually all developed world Central Banks. Remaining uncertainty means that equity markets may be volatile, particularly in regards to the health of peripheral Europe and the potential negative economic consequences of the mandated U.S. budget cuts. Most regional markets are likely to maintain their upward trajectory, not only due to this abundant and cheap liquidity but also because earnings-per-share (EPS) forecasts are starting to be ratcheted higher in an environment where valuations are still reasonable.

In the Indian context, economic growth remains subdued with the investment cycle not showing any signs of pickup. The government’s reform measures over the last few months have removed the tail risk of any blowouts in the fiscal deficit. However this has come at the expense of lower government spending, which has in turn weakened consumption trends in the near term as well. As a result, we might see weak growth figures recorded over the next couple of quarters, though with the low base kicking in, year-over-year (yoy) growth may have bottomed in the December 2012 quarter as well.

The outlook for the CAD is also looking better with the moves to curb gold imports and the fall in the oil and commodity prices. This is probably why the currency has held up reasonably well even in the face of the U.S. dollar strength.

The above should also help core inflation reads move lower. Expectations from the RBI on the pace of future monetary easing took a knock in March, but given the above trends, the market may start factoring in a reversal of this conservative stance going ahead.

With a bunch of state elections coming up in the second half of 2013, and the central election due in the first half of 2014, politics is likely to increasingly dominate proceedings. A positive flip side to this may be a resumption of government election year spending, which would also boost sentiment.

Post the recent market correction, Indian markets have been among the worst performers year-to-date. On the positive side, valuations are starting

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	88.90%
Cash Equivalents	0.77%
Other Assets Less Liabilities	10.33%

Sector Diversification
March 31, 2013
Financials	32.73%
Information Technology	17.40%
Consumer Staples	10.78%
Industrials	9.44%
Health Care	4.93%
Materials	4.76%
Energy	4.67%
Consumer Discretionary	2.46%
Utilities	1.73%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 29.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – India Fund

to look appealing, foreign flows are supportive and there should be a pickup in activity as is usual for an election year. The next quarter provides a clear window for the government to act before a round of state elections. However, macro issues such as the pressure on the fiscal/trade deficits and the slow pace of reform execution remain downside risks.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

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Management’s Discussion of Fund Performance

(Unaudited) – Greater China Fund (the “Fund”)

Semi Annual Review:

The Fund recorded a return of 5.87% in terms of Net Asset Value (NAV) per share for the six-month review period ended March 31, 2013. The corresponding return for the MSCI Golden Dragon Index (the “benchmark”) with net dividends reinvested was 6.22% in U.S. dollar terms. Therefore, the Fund underperformed the benchmark by 0.35% (35 basis points) during the period.

Equity markets ended the year of 2012 on an upbeat note, shrugging off concerns over the impending “fiscal cliff” while focusing on better economic data from the U.S. and China. Entering into 2013, supportive U.S. economic data continued to drive most markets higher during the first quarter while China underperformed the region amid concerns that the economic recovery may not be as robust as previously expected, while the National People’s Congress in March failed to provide any incentives to the equity market given the absence of pro-growth policies. China’s equity market has established a long upward trend since October 2012, as investor sentiment improved in response to the recovery in domestic economic data. However, the MSCI China Index reversed its uptrend after the long rally and entered into a downward trend in February and March 2013 (-8.2%) amid mixed macroeconomic data and rising concerns over tighter property measures. The MSCI Hong Kong Index followed the similar trend as China. The market rallied during the final quarter of 2012 on the back of the sequential improvement in Chinese data and the inflows of hot money. However, the market reversed in February 2013 and dipped further in March in response to mixed macroeconomic data and fears that the Cyprus bailout could intensify the European debt crisis. The MSCI Taiwan Index was almost flat during the review period (+0.20%). While improvements in economic data have enhanced buying interest in financial and telecommunication stocks, concerns lingered over the European Union’s debt problem. Financial stocks were firm as investors saw the start of Chinese Yuan-denominated transactions in Taiwan as a new revenue source for local banks. Technology stocks, on the other hand, softened amid earnings concerns.

We maintained our equity ratio at around 92.4% of the Fund’s net assets at the end of the quarter. At the end of March, our equity portfolio consisted of 78 stocks, (i.e. 44 stocks for China, 18 stocks for Hong Kong and 16 stocks for Taiwan). In regional allocation, the Fund was overweight the China region while underweight the Hong Kong and Taiwan regions.

The Fund’s underperformance was mainly derived from the Information Technology sector in Taiwan. Meanwhile, the Energy and Industrials sectors in China contributed positively to the Fund. There have been some shifts to the Fund over the quarter. We have increased our exposure in the Health Care sector. This was funded by reducing the exposure on the Energy and Materials sectors.

Market Outlook:

Hong Kong’s gross domestic product (GDP) growth picked up to 2.5% year-over-year (yoy) in the fourth quarter of 2012 from 1.3% (yoy) in the third

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	Taiwan Semiconductor Manufacturing Co. Ltd.	6.14%
2.	China Construction Bank Corp. — H Shares	4.52%
3.	AIA Group Ltd.	4.12%
4.	Industrial & Commercial Bank of China Ltd. — H Shares	3.76%
5.	China Mobile Ltd.	2.66%
6.	HON HAI Precision Industry Co. Ltd.	2.58%
7.	Bank of China Ltd. — H Shares	2.52%
8.	Tencent Holdings Ltd.	2.50%
9.	Wharf Holdings Ltd.	2.24%
10.	Radiant Opto-Electronics Corp.	2.11%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) (continued) – Greater China Fund

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	92.42%
Cash Equivalents	0.00%
Other Assets Less Liabilities	7.58%

Sector Diversification
March 31, 2013
Financials	37.52%
Information Technology	16.20%
Consumer Discretionary	10.26%
Industrials	7.92%
Energy	6.26%
Telecommunication Services	4.45%
Utilities	3.88%
Health Care	3.03%
Materials	2.05%
Consumer Staples	0.85%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 31.

quarter of 2012, which was mainly attributed to improved export data in the fourth quarter. The Purchasing Managers Index (PMI) remained strong during the review period and recorded at the range of 50.5-52.5. Excluding the negative export growth in February (-16.9% yoy), exports growth improved gradually during the period with the highest growth in January (+17.6% yoy). Imports showed the similar trends with the highest growth in January (+23.9% yoy) and the lowest in February (-18.3% yoy). Meanwhile, the trade deficit stood at HK $34 billion in February. Retail sales showed improvement since October 2012 and recorded the highest at 22.7% yoy in February, backed by buoyant high-end categories such as gold and jewelry. The Hong Kong labor market remained healthy and the unemployment was very stable in the range of 3.3%-3.4% during the period. The Consumer Price Index (CPI) inflation rate stayed mild except for February which picked up to 4.4% yoy. Money supply had been stable, but slowed down slightly in February. It is believed that Hong Kong’s economy may continue to be supported by the stable CPI inflation and unemployment rate as well as the robust retail sales growth in the near term. However, property measures imposed on the Hong Kong property market and the mixed macroeconomic data in China suggest that the sustainability of this round of recovery needs to be tested in a longer term which remains the major uncertainty to the Hong Kong market.

China’s GDP growth rebounded to 7.9% yoy in the fourth quarter of 2012 from 7.4% in the third quarter of 2012, resulting in a 7.8% yoy gain for 2012. The official PMI readings were stable and maintained at the level above 50 during the review period. Trade results over the period were mixed. Exports managed to have double digits growth except a downside surprise in November (2.9% yoy). Imports were weak in the fourth quarter of 2012 but showed improvement in the first quarter of 2013, except for the negative growth in February. Meanwhile, China’s trade balance recorded at USD $15.3 billion in February. Fixed-Asset Investment (FAI) growth advanced to 21.2% yoy in February 2013 compared to 20.6% yoy in December. This was mainly due to the increase in real estate investment, led by a recovery in transaction volume and prices. Industrial Production growth fell slightly to 9.9% yoy in the January-February 2013 period from 10.0% in the fourth quarter of 2012. Retail sales grew by 12.3% yoy in January-February 2013, down from 14.3% yoy in 2012 due to the government’s austerity campaign. CPI inflation is still considered mild and fell within the Chinese government’s tolerance level. The growth of CPI was bounded in the range of 1.7%-3.2% yoy during the review period. Meanwhile, the low inflation rate means that there is little concern about any policy reversal. It is expected that the Chinese government will maintain its overall pro-growth policy stance in the near term. However, there is rising concern that the economic recovery may not be as robust as previously expected, while the National People’s Congress in March failed to provide any incentives to the equity market given the absence of a clear policy direction and reform. Hence, we will likely maintain a neutral position in China equities in the short term.

Taiwan’s Central Bank left its key interest rate unchanged at 1.875% and is likely to maintain accommodative monetary policies for the rest of the year

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Greater China Fund

to keep domestic markets liquid and to shore up the local economy. Export orders plummeted by 14.5% (yoy) in February, with the growth numbers distorted by the long Lunar New Year holiday break. Meanwhile, the jobless rate continued to edge lower for a fourth consecutive month. The government has relaxed restrictions on foreign investment and workers to enhance the country’s competitiveness and to encourage Taiwanese manufacturers to return. Five free trade port zones — Keelung Harbor, Taipei Harbor, Kaohsiung Harbor, Taichung Harbor and Suao Harbor — are identified as free economic demonstration zones to develop high-value added, service-oriented industries, and to strengthen manufacturing sectors that can in turn promote the development of service industries. In terms of sector allocation, we favor the Retail and Service sectors over Technology and Electronics stocks, as the former are likely to benefit from the rising number of tourists from mainland China.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	Chevron Corp.	2.29%
2.	Merck & Co., Inc.	2.27%
3.	Johnson & Johnson	2.18%
4.	Exxon Mobil Corp.	2.12%
5.	BP PLC	2.07%
6.	JPMorgan Chase & Co.	1.98%
7.	Roche Holding AG	1.80%
8.	Nucor Corp.	1.73%
9.	Total S.A.	1.71%
10.	Keppel Corp. Ltd.	1.67%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 34. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Semi Annual Review:

The Fund recorded a return of 9.36% in terms of Net Asset Value (NAV) per share for the six-month review period ended March 31, 2013. The corresponding returns for MSCI World Index (the “benchmark”) with net dividends reinvested and that of the MSCI World Value Net Return Index with net dividends reinvested were 10.41% and 11.46%, respectively. Therefore, the Fund underperformed the benchmark by 1.05% (105 basis points) and the MSCI World Value Net Return Index by 2.10% (210 basis points).

Global equities saw broad re-rating in light of lower bond yields in a backdrop of growing consensus that central banks’ quantitative easing will continue into the foreseeable future. The strongest region was Japan which showed a strong rebound with a return of 18.1%. Pacific Basin excluding Japan region (PBxJ) also posted a gain of 13.5% during the review period. North America rose 9.8%, while Europe closely followed with a 9.9% gain. Emerging markets, meanwhile, trailed behind developed markets with a return of 3.9%. (All performance figures are based on MSCI Total Return Net indices in U.S. dollars.)

The Fund is designed for investors seeking current income and long-term capital appreciation with an exposure to global markets. The Fund’s investment objective is to achieve current income and long-term capital growth through investing in relatively high dividend-paying stocks. Taking into account this investment objective, we maintained the equity ratio at 98.3% during the review period. At the end of March, our equity portfolio consisted of 140 holdings.

The Fund gradually increased its overweight position in Health Care, Materials, and Energy as it continued to increase its exposure on the back of stronger earnings prospects, and strong yield support for share prices. It also remains slightly overweight in the Telecommunication Services and Consumer Staples sectors because we continue to find stocks with stable dividend payment track records which are still attractively valued especially in terms of dividend yield. The Fund’s sector allocation strategy, a result of individual stock selection, negatively contributed due to the Fund’s overweight position in the Materials sector and underweight position in the Consumer Discretionary sector. The Fund’s overall regional allocation strategy also worked against us due to the underweight in North America and Japan. The overweight in the Pacific Basin ex Japan region made negative contributions during the quarter, which was more than offset by positive contributions from the overweight position in the U.K.

Market Outlook:

Although the global economy has continued to recover led by the U.S., its recovery is likely to be relatively modest for the rest of 2013 overall, rather than accelerating one-sidedly. The U.S. and Eurozone economies may continue to be weighed down by fiscal austerity. However, trends may differ somewhat between the U.S. and Eurozone — e.g., in the U.S., the recovery of the Household sector is partially offsetting the negative impact of fiscal

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

austerity, whereas in the Eurozone, there is a growing downside risk to the economy due to on-going deleveraging among banks and the deterioration in sentiment. While the economic recovery trend is likely to continue in China and other emerging countries, this trend lacks strength. Given the modest pace of recovery of the global economy, an accommodative monetary policy stance is likely to be sustained worldwide. Especially in Japan, there is a high likelihood that further easing will be conducted extensively under the new Bank of Japan, and in combination with the fiscal stimulus package and increased exports brought about by the rectification of the strong Yen, the Japanese economy is likely to be uplifted temporarily at a greater pace than the recovery of the global economy.

Now, with the major U.S. indices having risen to all-time highs, it remains to be seen if U.S. equity markets can hold onto the resilience demonstrated in the first quarter of 2013, as we enter the period when the markets ran into difficulty in the last few years. Despite an obvious need for a breather, odds for a further market rally appear to be better than the past. The Federal Reserve Bank (FRB) is committed to keeping quantitative easing going until employment improves markedly. While politics has always been a risk, Washington’s ability to shock the market appears to be fading. Expectations on equities are not high, and retail investors remain cautious to accept risks in equities. Of course, there are enough risk factors that can affect the rally. Sequestration’s effect could emerge with a market pause. External shocks, including those associated with Europe and China are always risks. It also remains to be seen if the simultaneous rallies of the dollar and U.S. equities are one off-events or something with a staying power that shapes a trend. We seem to be living in an investment environment where many cyclical indicators are neither hot enough to get excited about, nor sufficiently cold to worry about. Earnings momentum is a case in point, having stabilized at a level where there are slightly more downgrades than upgrades. Investors hoping for a feast of good economic and fundamental news to drive equities higher from here may be left waiting for some time.

Our overall Fund strategy for the reminder of the financial year remains unchanged, which is to identify potential investments from a dividend yield perspective that have solid dividend payment track records and prospects of dividend growth in to the foreseeable future. This strategy deploys the combination of our proprietary quantitative screening and the bottom-up research capability of the Global Research Team.

As for regional allocation that we identify as a consequence of individual stock selection, we continue to take overweight positions in Europe and in the Asia Pacific ex Japan region. Despite its prevailing sovereign debt concerns, we can still identify European large cap multinationals, especially those in the U.K., attractively valued with long-term earnings growth prospects in emerging economies. To fund those regions’ overweight positions, we remain underweight in North America and in Japan for the time being.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	98.27%
Cash Equivalents	1.00%
Other Assets Less Liabilities	0.73%

Sector Diversification
March 31, 2013
Financials	16.74%
Health Care	14.77%
Consumer Staples	12.05%
Energy	11.96%
Industrials	11.19%
Materials	9.60%
Information Technology	7.76%
Telecommunication Services	5.44%
Utilities	4.60%
Consumer Discretionary	4.16%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 34.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	Samsung Electronics Co. Ltd., GDR, Reg — S Share 144A	7.76%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.07%
3.	Industrial & Commercial Bank of China Ltd.— H Shares	3.77%
4.	Credicorp Ltd.	3.60%
5.	Petroleo Brasileiro S.A.	3.40%
6.	Aspen Pharmacare Holdings Ltd.	3.11%
7.	Hyundai Mobis	3.02%
8.	CNOOC Ltd.	2.90%
9.	Lenovo Group Ltd.	2.77%
10.	Vale S.A.— A Shares	2.76%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 39. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Semi-Annual Review:

The Fund recorded a return of 2.73% in terms of Net Asset Value (NAV) for the six-month review period ended March 31, 2013. The corresponding return of the MSCI Emerging Markets Index (the “benchmark”) with net dividends reinvested was 3.87% in U.S. dollar terms. Therefore, the Fund underperformed the benchmark by 1.14% (114 basis points) for the review period.

From a country perspective, the Philippines and Turkey performed well, while Egypt, the Czech Republic and Hungary were some of the main laggards.

Fourth-quarter earnings, whether positive or negative, were a significant driver of returns over the period. Indian steel producer Tata Steel Ltd, for example, underperformed as its results highlighted on-going losses in the group’s European subsidiaries. Given limited signs of an improvement on the horizon, we sold out of the stock. Meanwhile, Samsung Engineering Co., Ltd., the Korean engineering specialist, endured not only weaker-than-expected earnings but also disappointing new orders and revenue guidance. Peruvian gold miner Cia de Minas Buenaventura S.A., ADR declined following downgrades to production guidance at key mines.

On the positive side, Grupo Financiero Banorte SAB de C.V. and Credicorp Ltd. performed well as investors rewarded the strong loan growth and attractive earnings outlooks of these Latin American banks. Mexico’s Grupo Financiero Banorte SAB de C.V. confirmed its positive outlook for 2013, based on the on-going economic and credit recovery in Mexico and positive synergies from the company’s acquisitions of financial groups. Elsewhere, South African pharmaceutical Aspen Pharmacare Holdings Ltd. outperformed on solid first-half results.

Market Outlook:

Sentiment in developed markets continues to be dominated by political and macroeconomic issues. Meanwhile, emerging-market economies are still expanding even if this growth is slowing, while emerging-market governments come under immense pressure to balance growth with inflation.

Growth in the leading economies of Europe and the U.S. is likely to remain subdued for some time to come. This means we are likely to see a continued reliance on demand from within emerging markets to drive the profits of the region’s companies, at least in the short term. Fortunately, the outlook for such demand is still positive, which bodes well for emerging-market companies in general.

With regard to the Fund, our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for emerging-market equities remains intact and the opportunity set remains vast.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	98.68%
Cash Equivalents	3.07%
Liabilities Less Other Assets	(1.75%	)

Sector Diversification
March 31, 2013
Financials	29.52%
Information Technology	18.00%
Consumer Discretionary	11.32%
Energy	10.56%
Materials	9.35%
Consumer Staples	6.26%
Telecommunication Services	6.26%
Health Care	3.12%
Industrials	3.08%
Utilities	1.21%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 39.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(Unaudited) – International Equity Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2013
1.	The Japan Fund — Institutional Shares	18.09%
2.	Asia Pacific ex Japan Fund — Institutional Shares	8.63%
3.	Nestle S.A.	3.55%
4.	Novartis AG	2.95%
5.	Tim Participacoes S.A., ADR	2.38%
6.	Banco Macro S.A., ADR	2.32%
7.	Telefonaktiebolaget LM Ericsson — B Shares	2.04%
8.	BP PLC	2.00%
9.	Daimler AG	1.93%
10.	Roche Holding AG	1.91%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes. For affiliated investment companies, the underlying securities are used determine the ten largest equity holdings.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 42. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Semi-Annual Review:

The Fund recorded a return of 10.09% in terms of Net Asset Value (NAV) for the six-month review period ended March 31, 2013. The corresponding return for the MSCI EAFE Index (the “benchmark”) with net dividends reinvested was 12.04%. Therefore, the Fund underperformed the benchmark by 1.95% (195 basis points) for the review period.

Macro-economic data has validated our below consensus gross domestic product (GDP) forecasts. However, we did not expect international equities to re-rate in a backdrop of falling forecasts. Central banks’ quantitative easing has evidently more than outweighed weaker economic news. As Sovereign and corporate bond yields got ever lower, many investors turned to equities for yield and prospects of capital gains.

Japanese equities were boosted by the planned change in economic policy, in particular for the Bank of Japan, which will now target 2% inflation by the end of 2014 and to that effect, will buy not only Japanese Government Bonds but other risky assets such as REITS (Real Estate Investment Trusts) and ETFs (Exchange Traded Funds). The strong initial run for Japanese equities was offset by a sharp depreciation of the Japanese Yen. This depreciation stopped from February onwards, enabling international investors to retain the further gains in local currency.

In Europe, investors got less and less worried about ‘tail risk’, as the European Central Bank (ECB) and the European Union (EU) continued to affirm their determination to keep the Euro-zone intact. The rollover of commodity prices, such as gold, was probably another factor drawing investors to equities.

The main reason for the Fund’s underperformance during the review period was our regional allocation and stock selection within Pacific Basin ex Japan, as the Asia Pacific ex Japan Fund underperformed the region, and as two of our direct Australian holdings fell significantly. These major negatives were partly offset by positives from Europe (underweight the region and mildly positive stock selection) and from Latin America.

Market Outlook:

Equity markets feel increasingly ripe for a correction. The long term investment case for international equities remain, but we expect that downgrades to corporate earnings forecasts will eventually result in profit taking. Of course, neither the European slump nor the slowdown in China are breaking news. What has changed is that the margin of safety for equity investors has become a lot smaller. Given how significant a theme the search for yield has been, the correction could happen after the majority of final dividends have been distributed, which is typically in April-May.

From a regional allocation standpoint, we retain a significant underweight in Europe. Relative to last summer, a potential European economic recovery has been made more difficult to achieve by the higher level of the Euro, not just against USD, but especially the Japanese Yen. We expect that guidance from Japanese companies may not match the high market expectations

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Equity Fund

reflected in a multiple of 18x current year earnings-per-share (EPS). We are modestly underweight Japan. Our cash holdings are now more modest and we have increased our weighting in the Pacific Basin ex Japan region to a modest overweight. The bulk of our investment in this region is via the Asia Pacific ex Japan Fund, which has a substantial exposure to emerging Asian markets as opposed to Australia. Finally, we retain our significant exposure to Latin America, primarily Argentina. We continue to look for misunderstood situations, where the upside to our fair value feels large enough to offset general macro-economic risks.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2013
Equity Holdings	88.19%
Cash Equivalents	9.98%
Other Assets Less Liabilities	1.83%

Sector Diversification
March 31, 2013
Financials	39.94%
Health Care	9.28%
Consumer Discretionary	7.58%
Telecommunication Services	7.00%
Energy	6.35%
Consumer Staples	6.17%
Industrials	5.40%
Information Technology	3.51%
Materials	2.96%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For affiliated investment companies, the underlying securities are used to determine the sector diversification. For industry classifications, please see the Schedule of Investments starting on page 42.

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

(Unaudited) – High Yield Fund

Top Ten Holdings

Ten Largest Holdings
at March 31, 2013
1.	HD Supply, Inc.	2.63%
2.	Sprint Capital Corp.	2.30%
3.	Caesars Operating Escrow, LLC	1.81%
4.	Windstream Corp.	1.80%
5.	Landry’s Holding II, Inc.	1.75%
6.	Mobile Challenger Intermediate Groups SA	1.67%
7.	Halcon Resources Corp.	1.67%
8.	Shelf Drilling Holdings Ltd.	1.64%
9.	EPE Holdings, LLC	1.62%
10.	US Foods, Inc.	1.57%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 45. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Quarterly Review:

The Fund ended the first quarter of 2013 with a return of 4.14% in terms of Net Asset Value (NAV) per share, while the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the “benchmark”) with net dividends reinvested returned 2.89%, resulting in the Fund’s outperformance of 1.25% (125 basis points). The Fund’s inception date was December 27, 2012 and its since inception return was 4.14% for the period ended March 31, 2013.

The high yield market continued to grind tighter during the quarter despite the negative headlines coming out of Europe. Weak Eurozone growth, the banking crisis in Cyprus, and the failure to form a governing coalition in Italy all failed to damper the positive tone in U.S. markets. This is further evidence that the structural firewalls erected in Europe over the past six months have resulted in a significant de-coupling of U.S. risk markets from European volatility. Unlike the previous three years, market participants are now focusing on stimulative monetary policy, historically low interest rates, steady corporate earnings, and an overall improving U.S. economy driven by the Housing, Auto, and Energy sectors.

We continue to believe that housing will have a positive impact on U.S. gross domestic product (GDP) in 2013. The U.S. housing market found a bottom in late 2011, and began to experience a material recovery in 2012, particularly during the second half. There are several reasons why we believe that the U.S. housing industry will continue to improve in 2013 — significant pent-up demand, record home price affordability, the cost to own versus renting near record low levels, historically low interest rates, and low levels of new home starts. HD Supply, Inc. was one of our largest holdings and best performer from the Basic Industry sector for the quarter. HD Supply, Inc. bonds rallied in part due to the announcement that the company would seek to complete an IPO (Initial Public Offering). In addition, an overweight and positive credit selection in the Services sector contributed to our outperformance for the quarter. The Services sector was our top performing sector in the Fund.

From a ratings perspective, our overweight and positive issue selection in CCC-rated issuers had the largest positive impact on relative performance during the month, followed by our underweight to BB-rated issuers, and our overweight to the B-rated segment of the market. We continue to believe that the BB-rated segment of the market is very rich from a valuation standpoint and has greater exposure to Treasury risk than their lower-quality counterparts.

Market Outlook:

The Consumer Confidence Index dropped 8.3 points to 59.7 in March after a 9.6 point increase in February, reflecting mixed consumer sentiment. More specifically, sequestration, tax hikes and an increase in gasoline prices may have affected consumer confidence negatively while recent performance of the high yield market, equity markets and the housing market are likely to

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – High Yield Fund

offset some of this negativity. Meanwhile, the Federal Reserve seems determined to keep rates low as we may enter a soft spot in the economy.

We believe that the current environment of slow growth and accommodative monetary policy will continue for the foreseeable future. Since quarter-end, a few things have occurred to support this view. First, central banks globally continue to push stimulative measures. Specifically, the Bank of Japan initiated a more aggressive easing than expected early in the month. Second, U.S. jobs data for March was weaker than expected. While we were disappointed to see weak job growth in March, we continue to believe in the slow growth story in the U.S. and feel that this only reinforces the view that the Federal Reserve will maintain accommodative policy.

We continue to be cautiously optimistic in the high yield asset class. With global economic indicators starting to show signs of improvement, and with central bank policy action in motion, we believe that the U.S. economy will expand at about a 1.5% to 2.0% rate. We remain positive on both the return prospects and the underlying credit fundamentals of the high yield market. Companies continue to refinance higher-coupon debt, extend maturities, and focus on balance sheet repair. The quality of new issuance remains strong. In recognition of these fundamentals, inflows have also been strong. The Federal Reserve, in our opinion, will keep Treasuries in their current range, economic growth will remain steady, and defaults will remain low.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower. Non-investment grade bonds: Credit ratings for bonds below these designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, non-investment grade, and are commonly referred to as “junk bonds.”

Portfolio Summary

Asset Allocation
March 31, 2013
Corporate Obligations	83.97%
Senior Term Loans	5.06%
Preferred Stocks	0.63%
Convertible Bonds	0.72%
Cash Equivalents	9.32%
Other Assets Less Liabilities	0.30%

Sector Diversification
March 31, 2013
Telecommunication	13.79%
Services	12.59%
Basic Industry	12.47%
Energy	10.66%
Media	5.80%
Consumer Cyclical	5.62%
Capital Goods	5.35%
Technology & Electronics	4.86%
Utility	3.98%
Banking	3.41%
Healthcare	3.33%
Financial Services	2.91%
Consumer Non-Cyclical	2.85%
Insurance	1.91%
Automotive	0.85%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 45.

Nomura Partners Funds	The World from Asia	:	19

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2013

Common Stocks 96.76%

	Shares	Value ($)
Consumer Discretionary 20.52%
Auto Components 6.21%
Aisan Industry Co. Ltd.	7,800	75,201
Aisin Seiki Co. Ltd.	24,100	887,963
Bridgestone Corp.	108,400	3,656,888
Denso Corp.	35,900	1,526,551
Kasai Kogyo Co. Ltd.	19,000	89,144
Koito Manufacturing Co. Ltd.	28,000	483,349
Musashi Seimitsu Industry Co. Ltd.	1,700	38,627
NGK Spark Plug Co. Ltd.	26,000	399,051
NHK Spring Co. Ltd.	43,600	455,548
Nifco, Inc.	2,900	66,212
Piolax, Inc.	14,800	403,915
Press Kogyo Co. Ltd.	36,000	186,598
Sanden Corp.	37,000	153,320
Sumitomo Rubber Industries Ltd.	49,300	827,305
Tachi-S Co. Ltd.	23,000	408,725
Yokohama Rubber Co. Ltd.	16,000	185,213
Yorozu Corp.	15,700	278,745
		10,122,355

Automobiles 6.26%
Daihatsu Motor Co. Ltd.	45,000	934,906
Fuji Heavy Industries Ltd.	83,000	1,318,564
Honda Motor Co. Ltd.	77,200	2,974,782
Isuzu Motors Ltd.	122,000	738,367
Nissan Motor Co. Ltd.	147,300	1,427,277
Suzuki Motor Corp.	6,200	139,035
Toyota Motor Corp.	51,700	2,664,437
		10,197,368

Distributors 0.07%
Paltac Corp.	9,500	122,076

Diversified Consumer Services 0.06%
Take And Give Needs Co. Ltd.	645	93,541

Hotels, Restaurants & Leisure 0.75%
Doutor Nichires Holdings Co. Ltd.	5,700	83,643
H.I.S. Co. Ltd.	3,400	147,533
Oriental Land Co. Ltd.	5,100	835,392
Tosho Co. Ltd.	12,100	156,047
		1,222,615

Household Durables 2.32%
Hajime Construction Co. Ltd.	3,800	221,939
LEC, Inc.	2,600	35,417
Panasonic Corp.*	48,000	361,243

	Shares	Value ($)
Sekisui House Ltd.	75,000	1,020,528
Sony Corp.	123,200	2,138,570
		3,777,697

Internet & Catalog Retail 0.86%
ASKUL Corp.	25,000	363,998
Rakuten, Inc.*	85,900	878,876
Start Today Co. Ltd.	12,200	155,246
		1,398,120

Leisure Equipment & Products 0.63%
Shimano, Inc.	6,400	524,132
Tamron Co. Ltd.	5,500	118,276
Yamaha Corp.	39,400	383,909
		1,026,317

Media 1.14%
CyberAgent, Inc.	109	199,812
Fuji Media Holdings, Inc.	84	146,302
Kadokawa Group Holdings, Inc.	20,400	545,480
Nippon Television Network Corp.	10,200	151,449
Septeni Holdings Co. Ltd.	73	86,357
SKY Perfect JSAT Holdings, Inc.	810	383,599
TV Asahi Corp.	18,000	346,108
		1,859,107

Multiline Retail 0.73%
H2O Retailing Corp.	15,000	160,803
Isetan Mitsukoshi Holdings Ltd.	29,700	429,274
Matsuya Co. Ltd.*	9,400	157,779
Ryohin Keikaku Co. Ltd.	5,700	448,940
		1,196,796

Specialty Retail 1.49%
AOYAMA Trading Co. Ltd.	7,100	181,727
Arc Land Sakamoto Co. Ltd.	11,600	204,579
Bookoff Corp.	15,300	114,026
DCM Holdings Co. Ltd.	29,300	244,887
Fast Retailing Co. Ltd.	600	191,894
Jin Co. Ltd.	2,500	138,466
K’s Holdings Corp.	2,500	79,805
Point, Inc.	5,690	281,454
Shimachu Co. Ltd.	7,100	170,901
Xebio Co. Ltd.	38,300	815,892
		2,423,631
Total Consumer Discretionary		33,439,623

The accompanying notes are an integral part of the financial statements.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples 7.29%
Beverages 0.65%
Kirin Holdings Co. Ltd.	66,000	1,063,309

Food & Staples Retailing 3.56%
Arcs Co. Ltd.	6,400	143,507
Heiwado Co. Ltd.	11,500	177,983
Lawson, Inc.	6,600	507,039
Maxvalu Tokai Co. Ltd.	10,800	149,889
Okuwa Co. Ltd.	12,000	136,247
Seven & I Holdings Co. Ltd.	126,100	4,182,023
Sugi Holdings Co. Ltd.	5,100	182,135
Welcia Holdings Co. Ltd.	6,350	326,515
		5,805,338

Food Products 1.11%
Ajinomoto Co., Inc.	69,000	1,014,661
Ariake Japan Co. Ltd.	6,300	129,261
Kewpie Corp.	11,500	164,134
Megmilk Snow Brand Co. Ltd.	9,600	152,184
Nippon Flour Mills Co. Ltd.	29,000	132,276
Nippon Suisan Kaisha Ltd.*	56,000	108,651
Nisshin Oillio Group Ltd.	30,000	110,179
		1,811,346

Household Products 0.70%
Unicharm Corp.	19,800	1,131,384

Tobacco 1.27%
Japan Tobacco, Inc.	64,400	2,061,170
Total Consumer Staples		11,872,547

Energy 0.70%
Energy Equipment & Services 0.21%
Modec, Inc.	11,600	350,727

Oil, Gas & Consumable Fuels 0.49%
INPEX Corp.	31	166,619
Itochu Enex Co. Ltd.	21,300	121,332
Japan Petroleum Exploration Co.	3,500	137,794
JX Holdings, Inc.	65,700	369,300
		795,045
Total Energy		1,145,772

Financials 15.81%
Capital Markets 0.23%
Daiwa Securities Group, Inc.	29,000	205,433
Monex Group, Inc.	399	161,823
		367,256

	Shares	Value ($)
Commercial Banks 9.75%
Bank of Kyoto Ltd.	18,000	176,421
Bank of Yokohama Ltd.	141,000	817,874
Chiba Bank Ltd.	86,000	620,015
Joyo Bank Ltd.	29,000	161,758
Keiyo Bank Ltd.	42,000	241,213
Mitsubishi UFJ Financial Group, Inc.	946,200	5,703,509
Mizuho Financial Group, Inc.	342,300	735,018
Resona Holdings, Inc.	328,000	1,732,580
Seven Bank Ltd.	58,800	189,229
Sumitomo Mitsui Financial Group, Inc.	114,500	4,698,572
Sumitomo Mitsui Trust Holdings, Inc.	92,000	437,605
Suruga Bank Ltd.	13,000	208,749
The Hiroshima Bank Ltd.	35,000	169,428
		15,891,971

Consumer Finance 0.12%
Hitachi Capital Corp.	9,200	201,740

Diversified Financial Services 2.17%
Century Tokyo Leasing Corp.	9,400	244,979
Fuyo General Lease Co. Ltd.	21,400	816,603
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,700	218,368
ORIX Corp.	176,800	2,258,209
		3,538,159

Insurance 1.14%
LIFENET INSURANCE Co.*	22,400	200,044
MS&AD Insurance Group Holdings, Inc.	7,900	175,984
Sony Financial Holdings, Inc.	9,800	146,426
Tokio Marine Holdings, Inc.	46,100	1,332,506
		1,854,960

Real Estate Management & Development 2.40%
Daibiru Corp.	20,300	239,980
Mitsui Fudosan Co. Ltd.	6,000	171,159
Sumitomo Realty & Development Co. Ltd.	61,000	2,375,288
Tokyo Tatemono Co. Ltd.	28,000	199,949
Tokyu Land Corp.	99,000	933,404
		3,919,780
Total Financials		25,773,866

Health Care 3.42%
Health Care Equipment & Supplies 1.02%
Asahi Intecc Co. Ltd.	5,900	312,719

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	21

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Hitachi Medical Corp.	11,000	176,159
Hogy Medical Co. Ltd.	3,900	211,049
Nikkiso Co. Ltd.	7,000	83,488
Sysmex Corp.	4,500	274,218
Terumo Corp.	14,000	601,849
		1,659,482

Health Care Providers & Services 0.30%
Ship Healthcare Holdings, Inc.	3,400	120,378
Tokai Corp/Gifu	2,600	80,295
Tsukui Corp.	20,200	287,880
		488,553

Health Care Technology 0.02%
M3, Inc.	19	37,042

Pharmaceuticals 2.08%
Astellas Pharma, Inc.	27,100	1,461,788
Chugai Pharmaceutical Co. Ltd.	35,600	793,942
Kyowa Hakko Kirin Co. Ltd.	35,000	396,800
Nichi-iko Pharmaceutical Co. Ltd.	9,600	220,041
Sawai Pharmaceutical Co. Ltd.	3,100	368,404
Seikagaku Corp.	10,900	118,142
Torii Pharmaceutical Co. Ltd.	1,100	27,518
		3,386,635
Total Health Care		5,571,712

Industrials 24.87%
Air Freight & Logistics 0.61%
Kintetsu World Express, Inc.	5,200	193,374
Yamato Holdings Co. Ltd.	33,300	604,245
Yusen Logistics Co. Ltd.	17,100	188,301
		985,920

Airlines 0.68%
Japan Airlines Co. Ltd.	23,700	1,105,613

Building Products 1.86%
Asahi Glass Co. Ltd.	21,000	145,842
Bunka Shutter Co. Ltd.	32,000	165,149
Daikin Industries Ltd.	17,600	694,212
LIXIL Group Corp.	62,800	1,252,772
Nichias Corp.	19,000	114,324
Sanwa Holdings Corp.	76,000	394,344
Sekisui Jushi Corp.	11,000	144,418
Takasago Thermal Engineering Co. Ltd.	14,700	122,004
		3,033,065

	Shares	Value ($)
Commercial Services & Supplies 0.98%
Daiseki Co. Ltd.	4,700	79,828
Moshi Moshi Hotline, Inc.	10,000	142,541
Park24 Co. Ltd.	5,900	115,518
Sato Holdings Corp.	16,200	292,846
Secom Co. Ltd.	2,900	149,842
Sohgo Security Services Co. Ltd.	43,200	633,517
Toppan Printing Co. Ltd.	25,000	180,319
		1,594,411

Construction & Engineering 1.01%
JGC Corp.	15,000	384,801
Kajima Corp.	57,000	154,953
Kandenko Co. Ltd.	30,000	138,395
MIRAIT Holdings Corp.	21,600	221,254
Obayashi Corp.	120,000	574,604
Taisei Corp.	63,000	175,316
		1,649,323

Electrical Equipment 4.37%
Mabuchi Motor Co. Ltd.	3,400	183,716
Mitsubishi Electric Corp.	468,000	3,818,065
Nidec Corp.	10,200	611,144
Sumitomo Electric Industries Ltd.	204,400	2,510,990
		7,123,915

Machinery 9.14%
Asahi Diamond Industrial Co. Ltd.	7,100	69,166
Daifuku Co. Ltd.	8,500	69,411
FANUC Corp.	4,800	738,462
Hino Motors Ltd.	15,000	162,900
Hitachi Zosen Corp.	514,500	862,072
Kitz Corp.	29,700	155,036
Komatsu Ltd.	32,500	775,653
Komori Corp.	13,300	140,340
Kubota Corp.	151,000	2,189,188
Makino Milling Machine Co. Ltd.	33,000	205,693
Makita Corp.	22,500	1,003,174
Max Co. Ltd.	9,000	111,580
Mitsubishi Heavy Industries Ltd.	740,000	4,283,361
Nabtesco Corp.	7,000	143,655
Nippon Sharyo Ltd.	58,000	262,086
Nippon Thompson Co. Ltd.	43,000	220,625
NSK Ltd.	144,000	1,097,657
Oiles Corp.	18,500	351,549
ShinMaywa Industries Ltd.	54,000	427,737

The accompanying notes are an integral part of the financial statements.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
SMC Corp.	3,900	757,705
Sumitomo Heavy Industries Ltd.	221,000	876,414
		14,903,464

Marine 0.11%
Nippon Yusen K.K.	72,000	185,406

Road & Rail 2.51%
East Japan Railway Co.	34,000	2,798,629
Hamakyorex Co. Ltd.	10,900	445,533
Hitachi Transport System Ltd.	11,100	175,667
Nippon Express Co. Ltd.	67,000	321,640
Seino Holdings Co. Ltd.	25,000	217,709
Senko Co. Ltd.	25,000	130,560
		4,089,738

Trading Companies & Distributors 3.35%
Hanwa Co. Ltd.	45,000	160,641
ITOCHU Corp.	31,200	382,717
Marubeni Corp.	51,000	389,965
Mitsubishi Corp.	102,700	1,929,418
Mitsui & Co. Ltd.	116,100	1,632,908
MonotaRO Co. Ltd.	2,500	122,207
Nishio Rent All Co. Ltd.	8,600	157,206
Sumitomo Corp.	45,700	576,373
Trusco Nakayama Corp.	5,500	109,731
		5,461,166

Transportation Infrastructure 0.25%
Mitsubishi Logistics Corp.	22,000	408,268
Total Industrials		40,540,289

Information Technology 8.58%
Communications Equipment 0.15%
Hitachi Kokusai Electric, Inc.	27,000	239,390

Computers & Peripherals 0.43%
NEC Corp.	62,000	165,698
Seiko Epson Corp.	12,000	116,986
Toshiba Corp.	84,000	427,690
		710,374

Electronic Equipment, Instruments & Components 5.42%
Alps Electric Co. Ltd.	22,800	150,284
Azbil Corp.	7,000	145,789
Canon Electronics, Inc.	5,600	111,379
Citizen Holdings Co. Ltd.	34,600	177,066
Hakuto Co. Ltd.	7,100	69,311

	Shares	Value ($)
Hamamatsu Photonics K.K.	17,400	689,690
Hitachi High-Technologies Corp.	27,700	579,682
Hitachi Ltd.	609,000	3,551,844
Iriso Electronics Co. Ltd.	1,900	38,987
Keyence Corp.	2,300	706,592
Macnica, Inc.	14,400	293,519
Maruwa Co. Ltd/Aichi	3,700	103,351
Murata Manufacturing Co. Ltd.	2,900	219,137
Nichicon Corp.	17,500	150,106
Nihon Dempa Kogyo Co. Ltd.	8,100	83,259
Panasonic Industrial Devices SUNX Co. Ltd.	31,500	142,695
Siix Corp.	30,300	470,905
Taiyo Yuden Co. Ltd.	12,800	163,008
TDK Corp.	10,800	378,792
Yaskawa Electric Corp.	60,000	603,680
		8,829,076

Internet Software & Services 0.34%
F@N Communications, Inc.	9,600	408,759
Kakaku.com, Inc.	5,700	143,629
		552,388

IT Services 0.62%
CAC Corp.	4,600	41,536
GMO Payment Gateway, Inc.	4,100	95,513
IT Holdings Corp.	24,700	324,154
SCSK Corp.	20,200	390,904
Transcosmos, Inc.	10,500	156,475
		1,008,582

Office Electronics 1.04%
Canon, Inc.	41,400	1,526,710
Toshiba TEC Corp.	29,000	171,908
		1,698,618

Semiconductors & Semiconductor Equipment 0.02%
Mimasu Semiconductor Industry Co. Ltd.	4,100	39,703

Software 0.56%
Capcom Co. Ltd.	8,700	139,938
DTS Corp.	2,100	34,661
Nintendo Co. Ltd.	5,400	584,364
OBIC Business Consultants Co. Ltd.	2,750	154,246
		913,209
Total Information Technology		13,991,340

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	23

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2013

Common Stocks (concluded)

	Shares	Value ($)
Materials 10.58%
Chemicals 7.64%
ADEKA Corp.	56,500	487,894
Arakawa Chemical Industries Ltd.	13,300	118,496
C Uyemura & Co. Ltd.	3,600	134,542
Daicel Corp.	127,000	994,533
DIC Corp.	333,000	714,692
Hitachi Chemical Co. Ltd.	38,600	591,487
JSP Corp.	14,100	209,549
JSR Corp.	18,800	385,197
Kansai Paint Co. Ltd.	28,000	311,323
Kuraray Co. Ltd.	110,800	1,562,591
KUREHA Corp.	99,000	352,321
LINTEC Corp.	5,600	106,944
Mitsubishi Chemical Holdings Corp.	41,000	195,160
Mitsubishi Gas Chemical Co., Inc.	55,000	364,000
Nippon Shokubai Co. Ltd.	21,000	185,076
Nitto Denko Corp.	17,400	1,045,605
Sakai Chemical Industry Co. Ltd.	57,000	181,733
Shikoku Chemicals Corp.	22,000	143,395
Shin-Etsu Chemical Co. Ltd.	18,800	1,247,589
Showa Denko K.K.	254,000	383,041
Sumitomo Chemical Co. Ltd.	60,000	188,552
Taiyo Holdings Co. Ltd.	4,400	127,500
Taiyo Nippon Sanso Corp.	83,000	577,465
Tokai Carbon Co. Ltd.	26,000	89,709
Toray Industries, Inc.	150,000	1,018,605
Toyo Ink SC Holdings Co. Ltd.	85,000	404,926
Toyobo Co. Ltd.	95,000	162,435
Ube Industries Ltd.	91,000	179,583
		12,463,943

Containers & Packaging 0.10%
FP Corp.	2,400	160,668

Metals & Mining 2.49%
Asahi Holdings, Inc.	9,200	198,298
Chubu Steel Plate Co. Ltd.	31,700	122,177
Dowa Holdings Co. Ltd.	62,000	486,541
Furukawa-Sky Aluminum Corp.	48,000	146,386
Hitachi Metals Ltd.	16,000	153,169
JFE Holdings, Inc.	6,800	131,453
Kyoei Steel Ltd.	19,500	349,354
Nippon Steel & Sumitomo Metal Corp.	204,000	519,174

	Shares	Value ($)
Osaka Steel Co. Ltd.	28,600	493,446
Sumitomo Metal Mining Co. Ltd.	90,000	1,278,441
Toho Zinc Co. Ltd.	43,000	174,852
		4,053,291

Paper & Forest Products 0.35%
Oji Holdings Corp.	152,000	571,065
Total Materials		17,248,967

Telecommunication Services 4.50%
Diversified Telecommunication Services 1.86%
Nippon Telegraph and Telephone Corp.	69,400	3,027,471

Wireless Telecommunication Services 2.64%
KDDI Corp.	15,200	635,937
NTT DoCoMo, Inc.	1,785	2,652,863
Okinawa Cellular Telephone Co.	9,000	215,308
Softbank Corp.	17,400	801,793
		4,305,901
Total Telecommunication Services		7,333,372

Utilities 0.49%
Gas Utilities 0.49%
Tokyo Gas Co. Ltd.	148,000	799,983
Total Utilities		799,983
Total Common Stocks (Cost $118,922,701)		157,717,471
Total Investments 96.76% (Cost $118,922,701)		157,717,471
Other Assets Less Liabilities 3.24%		5,289,225
Net Assets 100.00%		163,006,696

*	Non income-producing security.

The accompanying notes are an integral part of the financial statements.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2013

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$157,717,471	$—	$157,717,471
Total Investments	$—	$157,717,471	$—	$157,717,471

There were no transfers between Level 1, 2, or 3 as of March 31, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	25

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2013

Common Stocks 88.54%

	Shares	Value ($)
Australia 1.26%
Metals & Mining 1.26%
Regis Resources Ltd.*	28,927	124,887
Total Australia		124,887

China 11.68%
Automobiles 1.21%
Geely Automobile Holdings Ltd.	245,000	120,218

Computers & Peripherals 1.00%
Lenovo Group Ltd.	100,000	99,594

Health Care Providers & Services 1.33%
Sinopharm Group Co.Ltd. — H Shares	41,200	133,096

Insurance 1.27%
China Pacific Insurance Group Co. Ltd. — H Shares	38,200	126,166

Internet Software & Services 2.72%
Tencent Holdings Ltd.	8,500	270,692

Personal Products 3.29%
Hengan International Group Co. Ltd.	33,500	327,612

Specialty Retail 0.86%
Belle International Holdings Ltd.	51,000	85,366
Total China		1,162,744

Hong Kong 14.04%
Commercial Banks 3.06%
BOC Hong Kong Holdings Ltd.	91,000	304,371

Hotels, Restaurants & Leisure 3.91%
Galaxy Entertainment Group Ltd.	31,000	129,899
Sands China Ltd.	50,000	259,379
		389,278

Real Estate Investment Trusts (REITs) 1.99%
Link	36,338	198,550

Real Estate Management & Development 3.46%
New World Development Co. Ltd.	99,000	168,315
Sun Hung Kai Properties Ltd.	13,036	175,623
		343,938

	Shares	Value ($)
Specialty Retail 1.62%
Luk Fook Holdings International Ltd.	50,000	161,114
Total Hong Kong		1,397,251

India 3.81%
Commercial Banks 2.37%
ICICI Bank Ltd., ADR	5,500	235,950

Construction & Engineering 1.44%
Larsen & Toubro Ltd., GDR, Reg — S Shares	5,696	142,970
Total India		378,920

Indonesia 9.91%
Automobiles 1.78%
Astra International Tbk PT	217,500	176,963

Commercial Banks 2.40%
Bank Mandiri Persero Tbk PT	135,500	139,566
Bank Negara Indonesia Persero Tbk PT	191,500	99,657
		239,223

Construction Materials 1.22%
Semen Indonesia Persero Tbk PT	66,500	121,131

Food Products 1.18%
Malindo Feedmill Tbk PT	368,000	117,574

Multiline Retail 0.08%
Matahari Department Store Tbk PT*	7,500	8,490

Oil, Gas & Consumable Fuels 0.16%
Adaro Energy Tbk PT	118,500	16,009

Real Estate Management & Development 1.17%
Ciputra Development Tbk PT	1,043,501	116,099

Tobacco 0.76%
Gudang Garam Tbk PT	15,000	75,785

Trading Companies & Distributors 1.16%
AKR Corporindo Tbk PT	224,000	115,384
Total Indonesia		986,658

Korea, Republic of 15.82%
Auto Components 3.82%
Hyundai Mobis	1,358	380,055

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Korea, Republic of (continued)
Construction & Engineering 0.26%
Samsung Engineering Co. Ltd.	228	26,314

Semiconductors & Semiconductor Equipment 10.41%
Samsung Electronics Co. Ltd.	583	794,048
SK Hynix Inc.*	9,120	241,442
		1,035,490

Software 0.31%
NCSoft Corp.	223	31,177

Textiles, Apparel & Luxury Goods 1.02%
Youngone Corp.	2,641	101,022
Total Korea, Republic of		1,574,058

Philippines 10.22%
Commercial Banks 2.38%
Metropolitan Bank & Trust	66,064	189,175
Rizal Commercial Banking Corp.	27,590	47,330
		236,505

Industrial Conglomerates 5.79%
Alliance Global Group, Inc.	226,900	117,349
DMCI Holdings, Inc.	184,970	249,236
SM Investments Corp.	7,670	209,618
		576,203

Real Estate Management & Development 2.05%
Ayala Land, Inc.	255,400	204,388
Total Philippines		1,017,096

Singapore 1.00%
Hotels, Restaurants & Leisure 1.00%
Overseas Union Enterprise Ltd.	40,000	99,178
Total Singapore		99,178

Taiwan 7.66%
Capital Markets 1.25%
Yuanta Financial Holding Co. Ltd.	244,842	124,166

Electronic Equipment, Instruments & Components 0.65%
HON HAI Precision Industry Co. Ltd.	23,320	64,749

	Shares	Value ($)
Hotels, Restaurants & Leisure 1.05%
Formosa International Hotels Corp.	9,240	104,731

Leisure Equipment & Products 1.57%
Giant Manufacturing Co. Ltd.	27,718	156,380

Semiconductors & Semiconductor Equipment 3.14%
Kinsus Interconnect Technology Corp.	26,000	80,503
Radiant Opto-Electronics Corp.	58,540	232,222
		312,725
Total Taiwan		762,751

Thailand 13.14%
Building Products 0.49%
Dynasty Ceramic PCL	23,000	48,890

Chemicals 2.17%
PTT Global Chemical PCL	91,065	216,118

Commercial Banks 1.35%
Thanachart Capital PCL	88,000	134,472

Diversified Telecommunication Services 1.55%
Jasmine International PCL	690,300	154,395

Food & Staples Retailing 2.12%
CP ALL PCL	135,200	211,214

Media 0.91%
RS PCL	211,000	90,063

Multiline Retail 1.91%
Robinson Department Store PCL	72,800	190,172

Real Estate Management & Development 2.64%
Ananda Development PCL*	533,700	80,187
Land and Houses PCL, NVDR	416,500	182,477
		262,664
Total Thailand		1,307,988
Total Common Stocks (Cost $6,364,477)		8,811,531

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2013

Participatory Notes 6.71%

	Shares	Value ($)
India 6.71%
Automobiles 1.06%
Maruti Suzuki India Ltd., Issued by Deutsche Bank AG London, maturity date 02/11/21, 144A	4,494	105,493

Commercial Banks 2.31%
Axis Bank Ltd., Issued by Deutsche Bank AG London, maturity date 08/17/17, 144A	3,414	82,027
HDFC Bank Ltd., Issued by Merrill Lynch International & Co., maturity date 05/26/15, 144A	12,796	147,224

IT Services 1.98%
Tata Consultancy Services Ltd., Issued by JPMorgan International, maturity date 02/07/17, 144A	6,886	197,131

Tobacco 1.36%
ITC Ltd., Issued by JPMorgan International, maturity date 02/16/17, 144A	24,052	135,533
Total India		667,408
Total Participatory Notes (Cost $611,043)		667,408

Short-Term Investment 4.80%

	Shares	Value ($)
United States 4.80%
State Street Institutional Liquid Reserve, 0.13%(a)	477,989	477,989
Total Short-Term Investment (Cost $477,989)		477,989
Total Investments 100.05% (Cost $7,453,509)		9,956,928
Liabilities Less Other Assets (0.05%)		(5,238)
Net Assets 100.00%		9,951,690

*	Non income-producing security.

(a)	Yield as of March 31, 2013.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of these securities amounted to $667,408 or 6.71% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$378,920	$8,432,611	$—	$8,811,531
Participatory Notes	—	667,408	—	667,408
Short-Term Investment	—	477,989	—	477,989
Total Investments	$378,920	$9,578,008	$—	$9,956,928

There were no transfers between Level 1, 2, or 3 as of March 31, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2013

Common Stocks 88.90%

	Shares	Value ($)
Consumer Discretionary 2.46%
Automobiles 2.46%
Maruti Suzuki India Ltd.	10,356	243,263
Total Consumer Discretionary		243,263

Consumer Staples 10.78%
Beverages 1.60%
United Spirits Ltd.	4,507	157,729

Food Products 1.71%
McLeod Russel India Ltd.	26,000	168,820

Personal Products 0.53%
Emami Ltd.	4,732	52,096

Tobacco 6.94%
ITC Ltd.	120,241	685,926
Total Consumer Staples		1,064,571

Energy 4.67%
Oil, Gas & Consumable Fuels 4.67%
Reliance Industries Ltd.	32,164	461,447
Total Energy		461,447

Financials 32.73%
Commercial Banks 23.80%
Axis Bank Ltd.	4,062	97,705
HDFC Bank Ltd.	104,650	1,208,922
ICICI Bank Ltd.	38,995	755,944
Yes Bank Ltd.	36,172	287,176
		2,349,747

Consumer Finance 2.19%
Bajaj Finance Ltd.	10,014	216,452

Real Estate Management & Development 2.40%
Prestige Estates Projects Ltd.	79,557	237,111

Thrifts & Mortgage Finance 4.34%
Housing Development Finance Corp. Ltd.	28,273	428,674
Total Financials		3,231,984

Health Care 4.93%
Pharmaceuticals 4.93%
Glenmark Pharmaceuticals Ltd.	13,269	112,817
Ipca Laboratories Ltd.	18,597	186,343
Lupin Ltd.	16,223	187,321
Total Health Care		486,481

	Shares	Value ($)
Industrials 9.44%
Construction & Engineering 7.51%
Larsen & Toubro Ltd.	16,881	425,593
Sadbhav Engineering Ltd.	144,423	315,984
		741,577

Industrial Conglomerates 1.93%
Jaiprakash Associates Ltd.	156,853	190,985
Total Industrials		932,562

Information Technology 17.40%
IT Services 17.40%
HCL Technologies Ltd.	34,864	513,571
Infosys Ltd.	14,945	798,382
Tata Consultancy Services Ltd.	14,063	406,849
Total Information Technology		1,718,802

Materials 4.76%
Chemicals 1.23%
Asian Paints Ltd.	1,340	121,233

Construction Materials 3.53%
ACC Ltd.	9,234	197,061
Shree Cement Ltd.	2,038	151,350
		348,411
Total Materials		469,644

Utilities 1.73%
Independent Power Producers & Energy Traders 1.73%
Jaiprakash Power Ventures Ltd.*	366,580	170,662
Total Utilities		170,662
Total Common Stocks (Cost $7,724,290)		8,779,416

Short-Term Investment 0.77%
State Street Institutional Liquid Reserve, 0.13%(a)	75,688	75,688
Total Short-Term Investment (Cost $75,688)		75,688
Total Investments 89.67% (Cost $7,799,978)		8,855,104
Other Assets Less Liabilities 10.33%		1,019,887
Net Assets 100.00%		9,874,991

*	Non-income producing security.

(a)	Yield as of March 31, 2013.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2013

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$8,779,416	$—	$8,779,416
Short-Term Investment	—	75,688	—	75,688
Total Investments	$—	$8,855,104	$—	$8,855,104

There were no transfers between Level 1, 2, or 3 as of March 31, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2013

Common Stocks 92.42%

	Shares	Value ($)
China 47.18%
Airlines 0.70%
Air China Ltd.—H Shares	72,000	64,174

Automobiles 0.91%
Geely Automobile Holdings Ltd.	170,000	83,416

Capital Markets 0.93%
Haitong Securities Co. Ltd.*	62,000	85,226

Commercial Banks 12.76%
Agricultural Bank of China Ltd. — H Shares	62,000	29,739
Bank of China Ltd. — H Shares	495,800	230,791
Bank of Communications Co. Ltd. — H Shares	143,000	107,709
China Construction Bank Corp. — H Shares	505,790	414,255
China Minsheng Banking Corp. Ltd. — H Shares	33,000	42,317
Industrial & Commercial Bank of China Ltd. — H Shares	491,000	345,029
		1,169,840

Construction & Engineering 1.31%
China Communications Construction Co. Ltd. — H Shares	71,000	66,323
China Railway Construction Corp. Ltd. — H Shares	57,000	54,259
		120,582

Construction Materials 1.22%
Anhui Conch Cement Co. Ltd. — H Shares	33,500	111,862

Diversified Telecommunication Services 1.11%
China Telecom Corp. Ltd. — H Shares	202,000	102,109

Electrical Equipment 1.31%
Guodian Technology & Environment Group Co. Ltd. — H Shares*	173,000	54,217
Xinjiang Goldwind Science & Technology Co. Ltd. — H Shares	110,400	66,374
		120,591

	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.41%
Kingboard Chemical Holdings Ltd.	13,000	37,231

Energy Equipment & Services 2.37%
Anton Oilfield Services Group/Hong Kong	168,000	116,579
China Oilfield Services Ltd. — H Shares	48,000	100,788
		217,367

Health Care Equipment & Supplies 0.32%
Shandong Weigao Group Medical Polymer Co. Ltd. — H Shares	32,000	29,032

Household Durables 1.16%
Haier Electronics Group Co. Ltd.*	34,000	54,541
Skyworth Digital Holdings Ltd.	76,000	51,577
		106,118

Independent Power Producers & Energy Traders 3.11%
China Longyuan Power Group Corp. — H Shares	92,000	83,882
China Power International Development Ltd.	101,000	32,543
China Resources Power Holdings Co. Ltd.	32,000	96,132
Huaneng Power International, Inc. — H Shares	68,000	72,307
		284,864

Insurance 2.49%
China Pacific Insurance Group Co. Ltd. — H Shares	58,600	193,542
Ping An Insurance Group Co.	4,500	34,933
		228,475

Internet Software & Services 2.50%
Tencent Holdings Ltd.	7,200	229,292

Leisure Equipment & Products 0.35%
Sunny Optical Technology Group Co. Ltd.	28,000	32,419

Machinery 1.27%
CIMC Enric Holdings Ltd.	108,000	116,571

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
China (continued)
Marine 0.33%
China Shipping Development Co. Ltd. — H Shares	62,000	30,065

Oil, Gas & Consumable Fuels 3.89%
China Coal Energy Co. Ltd. — H Shares	52,000	46,630
China Petroleum & Chemical Corp. — H Shares	98,000	114,819
CNOOC Ltd.	33,000	63,165
Kunlun Energy Co. Ltd.	36,000	76,579
PetroChina Co. Ltd. — H Shares	42,000	55,358
		356,551

Personal Products 0.85%
Hengan International Group Co. Ltd.	8,000	78,236

Pharmaceuticals 1.22%
China Medical System Holdings Ltd.	110,000	112,157

Real Estate Management & Development 1.99%
China Overseas Land & Investment Ltd.	32,000	88,782
Guangzhou R&F Properties Co. Ltd. — H Shares	55,600	93,695
		182,477

Specialty Retail 0.78%
Belle International Holdings Ltd.	43,000	71,975

Transportation Infrastructure 1.24%
Cosco Pacific Ltd.	40,000	58,076
Zhejiang Expressway Co. Ltd. — H Shares	70,000	55,261
		113,337

Wireless Telecommunication Services 2.65%
China Mobile Ltd.	23,000	243,523
Total China		4,327,490

Hong Kong 19.34%
Distributors 0.93%
Li & Fung Ltd.	62,000	85,630

Diversified Financial Services 1.10%
Hong Kong Exchanges & Clearing Ltd.	5,900	100,775

	Shares	Value ($)
Diversified Telecommunication Services 0.04%
HKT Trust / HKT Ltd.	3,869	3,872

Electric Utilities 0.77%
Power Assets Holdings Ltd.	7,500	70,867

Hotels, Restaurants & Leisure 2.30%
Galaxy Entertainment Group Ltd.*	31,000	129,899
Sands China Ltd.	15,600	80,926
		210,825

Industrial Conglomerates 0.84%
Hutchison Whampoa Ltd.	4,000	41,877
Shun Tak Holdings Ltd.	66,000	35,476
		77,353

Insurance 4.12%
AIA Group Ltd.	86,400	377,591

Real Estate Investment Trusts (REITs) 0.98%
Link	16,500	90,156

Real Estate Management & Development 7.88%
Cheung Kong Holdings Ltd.	12,000	177,422
Henderson Land Development Co. Ltd.	19,000	130,057
New World Development Co. Ltd.	22,000	37,403
Sun Hung Kai Properties Ltd.	6,079	81,897
Swire Pacific Ltd. — A Shares	4,500	57,450
Wharf Holdings Ltd.	23,000	205,712
Wheelock & Co. Ltd.	6,000	32,180
		722,121

Specialty Retail 0.38%
Chow Tai Fook Jewellery Group Ltd.	25,200	34,375
Total Hong Kong		1,773,565

Taiwan 25.90%
Capital Markets 1.84%
Yuanta Financial Holding Co. Ltd.	332,711	168,727

Chemicals 0.83%
Taiwan Fertilizer Co. Ltd.	32,000	76,461

Computers & Peripherals 1.13%
Quanta Computer, Inc.	47,000	103,813

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2013

Common Stocks (concluded)

	Shares	Value ($)
Taiwan (continued)
Construction & Engineering 0.93%
CTCI Corp.	44,000	85,013

Electronic Equipment, Instruments & Components 3.20%
HON HAI Precision Industry Co. Ltd.	85,380	237,061
WPG Holdings Co. Ltd.	49,736	56,500
		293,561

Health Care Equipment & Supplies 1.49%
St Shine Optical Co. Ltd.	7,000	136,964

Hotels, Restaurants & Leisure 1.30%
Formosa International Hotels Corp.	10,520	119,239

Insurance 2.09%
China Life Insurance Co. Ltd*	191,615	191,381

Leisure Equipment & Products 1.76%
Giant Manufacturing Co. Ltd.	28,520	160,904

Multiline Retail 0.39%
Poya Co. Ltd.	11,000	35,374

Real Estate Management & Development 1.34%
Prince Housing & Development Corp.	173,283	123,027

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 8.96%
Kinsus Interconnect Technology Corp.	21,000	65,021
Radiant Opto-Electronics Corp.	48,822	193,672
Taiwan Semiconductor Manufacturing Co. Ltd.	168,629	563,369
		822,062

Wireless Telecommunication Services 0.64%
Far EasTone Telecommunications Co. Ltd.	26,000	58,879
Total Taiwan		2,375,405
Total Common Stocks (Cost $7,144,781)		8,476,460
Total Investments 92.42% (Cost $7,144,781)		8,476,460
Other Assets Less Liabilities 7.58%		694,852
Net Assets 100.00%		9,171,312

*	Non-income producing security.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$8,476,460	$—	$8,476,460
Total Investments	$—	$8,476,460	$—	$8,476,460

There were no transfers between Level 1, 2, or 3 as of March 31, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2013

Common Stocks 98.27%

	Shares	Value ($)
Australia 5.37%
Beverages 0.52%
Coca-Cola Amatil Ltd.	3,210	48,811

Commercial Banks 1.01%
Westpac Banking Corp.	2,940	94,566

Diversified Telecommunication Services 0.52%
Telstra Corp. Ltd.	10,353	48,671

Health Care Equipment & Supplies 0.24%
Cochlear Ltd.	314	22,292

Metals & Mining 1.50%
BHP Billiton Ltd.	4,095	140,131

Real Estate Investment Trusts (REITs) 1.58%
Stockland	2,382	9,079
Westfield Group	7,473	84,589
Westfield Retail Trust	17,284	54,448
		148,116
Total Australia		502,587

Brazil 1.30%
Beverages 0.27%
Cia de Bebidas das Americas, ADR	600	25,398

Diversified Telecommunication Services 0.46%
Telefonica Brasil S.A., ADR	1,600	42,688

Metals & Mining 0.57%
Vale S.A., ADR	3,100	53,599
Total Brazil		121,685

Canada 1.74%
Commercial Banks 1.14%
Bank of Nova Scotia	1,826	106,251

Oil, Gas & Consumable Fuels 0.60%
Crescent Point Energy Corp.	1,500	56,627
Total Canada		162,878

China 1.42%
Commercial Banks 0.97%
Industrial & Commercial Bank of China Ltd. — H Shares	129,000	90,649

Wireless Telecommunication Services 0.45%
China Mobile Ltd.	4,000	42,352
Total China		133,001

	Shares	Value ($)
France 4.27%
Electrical Equipment 0.66%
Legrand S.A.	1,408	61,435

Insurance 0.73%
SCOR SE	2,385	68,517

Oil, Gas & Consumable Fuels 1.70%
Total S.A.	3,339	159,593

Pharmaceuticals 1.18%
Sanofi	1,081	110,235
Total France		399,780

Germany 1.44%
Automobiles 0.42%
Daimler AG	726	39,518

Chemicals 0.56%
BASF SE	601	52,657

Diversified Telecommunication Services 0.19%
Deutsche Telekom AG	1,661	17,563

Industrial Conglomerates 0.27%
Siemens AG	231	24,886
Total Germany		134,624

Hong Kong 0.98%
Communications Equipment 0.54%
VTech Holdings Ltd.	4,100	50,152

Hotels, Restaurants & Leisure 0.44%
Sands China Ltd.	8,000	41,501
Total Hong Kong		91,653

Ireland 0.63%
Construction Materials 0.63%
CRH PLC	2,677	59,153
Total Ireland		59,153

Israel 1.33%
Chemicals 0.40%
Israel Chemicals Ltd.	2,898	37,492

Pharmaceuticals 0.93%
Teva Pharmaceutical Industries Ltd., ADR	2,200	87,296
Total Israel		124,788

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Italy 0.86%
Electric Utilities 0.47%
Terna — Rete Elettrica Nazionale SpA	10,734	44,527

Gas Utilities 0.39%
Snam Rete Gas SpA	7,953	36,283
Total Italy		80,810

Japan 4.38%
Chemicals 0.64%
Shin-Etsu Chemical Co. Ltd.	900	59,725

Commercial Banks 0.30%
Mitsubishi UFJ Financial Group, Inc.	4,700	28,331

Commercial Services & Supplies 0.44%
Secom Co. Ltd.	800	41,336

Diversified Consumer Services 0.37%
Benesse Holdings, Inc.	800	34,059

Food & Staples Retailing 0.25%
Lawson, Inc.	300	23,047

Metals & Mining 0.30%
Sumitomo Metal Mining Co. Ltd.	2,000	28,410

Office Electronics 0.43%
Canon, Inc.	1,100	40,565

Pharmaceuticals 0.55%
Tsumura & Co.	1,400	51,200

Real Estate Investment Trusts (REITs) 0.23%
Nippon Prologis REIT, Inc.*	2	21,777

Trading Companies & Distributors 0.44%
Mitsubishi Corp.	2,200	41,331

Wireless Telecommunication Services 0.43%
NTT DoCoMo, Inc.	27	40,127
Total Japan		409,908

Malaysia 0.80%
Commercial Banks 0.37%
Malayan Banking Bhd	11,500	34,934

Wireless Telecommunication Services 0.43%
Axiata Group Bhd	18,600	39,809
Total Malaysia		74,743

	Shares	Value ($)
Mexico 1.67%
Household Products 1.07%
Kimberly-Clark de Mexico SAB de C.V. — A Shares	28,600	99,866

Metals & Mining 0.60%
Grupo Mexico SAB de C.V. — Series B	13,928	56,209
Total Mexico		156,075

Netherlands 2.37%
Chemicals 0.95%
Koninklijke DSM NV	876	51,033
LyondellBasell Industries NV	600	37,974
		89,007

Oil, Gas & Consumable Fuels 1.42%
Royal Dutch Shell PLC — B Shares	3,995	132,939
Total Netherlands		221,946

Singapore 2.12%
Industrial Conglomerates 1.67%
Keppel Corp. Ltd.	17,300	156,527

Wireless Telecommunication Services 0.45%
StarHub Ltd.	12,000	42,128
Total Singapore		198,655

Sweden 0.69%
Machinery 0.69%
Atlas Copco AB — B Shares	1,367	34,663
Sandvik AB	1,966	30,339
		65,002
Total Sweden		65,002

Switzerland 6.36%
Diversified Telecommunication Services 0.48%
Swisscom AG	98	45,360

Electrical Equipment 0.71%
ABB Ltd.*	2,939	66,373

Food Products 1.18%
Nestle S.A.	1,527	110,472

Insurance 0.78%
Zurich Insurance Group AG*	261	72,689

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Switzerland (continued)
Pharmaceuticals 3.21%
Novartis AG	1,849	131,670
Roche Holding AG	722	168,568
		300,238
Total Switzerland		595,132

Taiwan 1.24%
Electronic Equipment, Instruments & Components 0.27%
Delta Electronics, Inc.	6,000	25,176

Semiconductors & Semiconductor Equipment 0.97%
Taiwan Semiconductor Manufacturing Co. Ltd.	27,079	90,468
Total Taiwan		115,644

United Kingdom 10.62%
Commercial Banks 2.86%
HSBC Holdings PLC	13,483	143,539
Standard Chartered PLC	4,788	124,033
		267,572

Food & Staples Retailing 1.02%
Tesco PLC	16,377	95,217

Food Products 0.31%
Unilever PLC	678	28,766

Insurance 0.55%
RSA Insurance Group PLC	29,171	51,721

Media 0.51%
Reed Elsevier PLC	4,034	48,025

Metals & Mining 0.32%
Antofagasta PLC	2,006	30,037

Multi-Utilities 0.44%
National Grid PLC	3,539	41,212

Oil, Gas & Consumable Fuels 2.07%
BP PLC	27,621	193,974

Pharmaceuticals 1.31%
AstraZeneca PLC	210	10,559
GlaxoSmithKline PLC	4,787	112,047
		122,606

	Shares	Value ($)
Tobacco 0.78%
British American Tobacco PLC	1,358	72,711

Wireless Telecommunication Services 0.45%
Vodafone Group PLC	14,928	42,371
Total United Kingdom		994,212

United States 48.68%
Aerospace & Defense 2.70%
General Dynamics Corp.	300	21,153
Raytheon Co.	1,100	64,669
The Boeing Co.	1,400	120,190
United Technologies Corp.	500	46,715
		252,727

Air Freight & Logistics 1.38%
United Parcel Service, Inc. — Class B	1,500	128,850

Auto Components 0.52%
Johnson Controls, Inc.	1,400	49,098

Automobiles 0.20%
Ford Motor Co.	1,400	18,410

Beverages 2.27%
Coca-Cola Co.	2,700	109,188
Dr. Pepper Snapple Group, Inc.	2,200	103,290
		212,478

Biotechnology 0.33%
Amgen, Inc.	300	30,753

Capital Markets 0.23%
Ares Capital Corp.	1,200	21,720

Chemicals 0.92%
E. I. du Pont de Nemours & Co.	1,100	54,076
The Dow Chemical Co.	1,000	31,840
		85,916

Commercial Banks 1.60%
M&T Bank Corp.	200	20,632
U.S. Bancorp	1,300	44,109
Wells Fargo & Co.	2,300	85,077
		149,818

Communications Equipment 0.87%
Cisco Systems, Inc.	3,900	81,549

Distributors 0.33%
Genuine Parts Co.	400	31,200

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Diversified Financial Services 2.37%
JPMorgan Chase & Co.	3,900	185,094
The McGraw-Hill Cos., Inc.	700	36,456
		221,550

Diversified Telecommunication Services 1.58%
AT&T, Inc.	1,300	47,697
CenturyLink, Inc.	1,300	45,669
Verizon Communications, Inc.	1,100	54,065
		147,431

Electric Utilities 1.95%
Duke Energy Corp.	466	33,827
Northeast Utilities	1,000	43,460
NV Energy, Inc.	2,200	44,066
Southern Co.	1,300	60,996
		182,349

Electrical Equipment 0.66%
Emerson Electric Co.	1,100	61,457

Electronic Equipment, Instruments & Components 0.22%
Molex, Inc.	700	20,496

Food & Staples Retailing 0.90%
Sysco Corp.	2,400	84,408

Health Care Equipment & Supplies 1.72%
Abbott Laboratories	1,400	49,448
Baxter International, Inc.	500	36,320
Medtronic, Inc.	1,600	75,136
		160,904

Hotels, Restaurants & Leisure 0.60%
Darden Restaurants, Inc.	700	36,176
McDonald’s Corp.	200	19,938
		56,114

Household Durables 0.25%
Leggett & Platt, Inc.	700	23,646

Household Products 0.49%
Procter & Gamble Co.	600	46,236

Industrial Conglomerates 1.31%
General Electric Co.	5,300	122,536

Insurance 1.06%
Aflac, Inc.	800	41,616
Arthur J Gallagher & Co.	1,400	57,834
		99,450

	Shares	Value ($)
IT Services 1.81%
Automatic Data Processing, Inc.	1,100	71,522
Paychex, Inc.	2,800	98,196
		169,718

Machinery 0.26%
Illinois Tool Works, Inc.	400	24,376

Metals & Mining 2.21%
Nucor Corp.	3,500	161,525
Southern Copper Corp.	1,209	45,422
		206,947

Multi-Utilities 0.60%
Wisconsin Energy Corp.	1,300	55,757

Oil, Gas & Consumable Fuels 6.17%
Chevron Corp.	1,800	213,876
Exxon Mobil Corp.	2,200	198,242
Kinder Morgan Inc.	3,000	116,040
Spectra Energy Corp.	1,600	49,200
		577,358

Pharmaceuticals 5.30%
AbbVie, Inc.	1,400	57,092
Eli Lilly & Co.	400	22,716
Johnson & Johnson	2,500	203,825
Merck & Co., Inc.	4,800	212,304
		495,937

Real Estate Investment Trusts (REITs) 0.69%
The Macerich Co.	1,000	64,380

Semiconductors & Semiconductor Equipment 2.59%
Intel Corp.	1,600	34,960
Linear Technology Corp.	1,700	65,229
Maxim Integrated Products, Inc.	1,200	39,180
Microchip Technology, Inc.	2,800	102,928
		242,297

Software 0.06%
Microsoft Corp.	200	5,722

Specialty Retail 0.52%
Home Depot, Inc.	700	48,846

Thrifts & Mortgage Finance 0.27%
People’s United Financial, Inc.	1,900	25,536

Tobacco 2.99%
Altria Group, Inc.	3,300	113,487
Lorillard, Inc.	900	36,315

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2013

Common Stocks (concluded)

	Shares	Value ($)
United States (continued)
Philip Morris International, Inc.	1,400	129,794
		279,596

Water Utilities 0.75%
American Water Works Co., Inc.	1,700	70,448
Total United States		4,556,014
Total Common Stocks (Cost $7,315,386)		9,198,290

Short-Term Investment 1.00%

United States 1.00%
State Street Institutional Liquid Reserve, 0.13%(a)	93,567	93,567
Total Short-Term Investment (Cost $93,567)		93,567
Total Investments 99.27% (Cost $7,408,953)		9,291,857
Other Assets Less Liabilities 0.73%		67,886
Net Assets 100.00%		9,359,743
*	Non income-producing security.

(a)	Yield as of March 31, 2013.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,965,847	$4,232,443	$—	$9,198,290
Short-Term Investment	—	93,567	—	93,567
Total Investments	$4,965,847	$4,326,010	$—	$9,291,857

As of March 31, 2013, $156,075 transferred from Level 1 to Level 2, based on the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2013

Common Stocks 84.80%

	Shares	Value ($)
Brazil 3.90%
Household Durables 0.97%
PDG Realty S.A. Empreendimentos e Participacoes	99,300	152,826

Road & Rail 1.72%
Localiza Rent a Car S.A.	15,100	269,756

Specialty Retail 1.21%
Cia Hering	10,600	189,366
Total Brazil		611,948

Chile 1.25%
Commercial Banks 1.25%
Banco Santander Chile, ADR	6,896	196,329
Total Chile		196,329

China 10.74%
Commercial Banks 3.77%
Industrial & Commercial Bank of China Ltd. — H Shares	842,180	591,805

Computers & Peripherals 2.77%
Lenovo Group Ltd.	436,000	434,231

Insurance 1.29%
China Taiping Insurance Holdings Co. Ltd.*	118,800	202,754

Oil, Gas & Consumable Fuels 2.91%
CNOOC Ltd.	238,000	455,553
Total China		1,684,343

Columbia 2.14%
Oil, Gas & Consumable Fuels 2.14%
Pacific Rubiales Energy Corp.	15,900	335,577
Total Columbia		335,577

Hong Kong 1.77%
Hotels, Restaurants & Leisure 1.77%
SJM Holdings Ltd.	111,000	278,182
Total Hong Kong		278,182

Indonesia 1.71%
Commercial Banks 1.71%
Bank Mandiri Persero Tbk PT	260,000	267,801
Total Indonesia		267,801

	Shares	Value ($)
Korea, Republic of 16.02%
Auto Components 3.02%
Hyundai Mobis	1,694	474,089

Chemicals 1.76%
LG Chem Ltd.	1,150	275,087

Construction & Engineering 1.36%
Samsung Engineering Co. Ltd.	1,844	212,823

Insurance 2.12%
Korean Reinsurance Co.	32,296	332,729

Semiconductors & Semiconductor Equipment 7.76%
Samsung Electronics Co. Ltd., GDR, Reg — S Share 144A(a)	1,812	1,217,664
Total Korea, Republic of		2,512,392

Malaysia 5.72%
Commercial Banks 1.85%
CIMB Group Holdings Bhd	117,300	289,854

Hotels, Restaurants & Leisure 2.14%
Genting Malaysia Bhd	284,100	336,873

Wireless Telecommunication Services 1.73%
Axiata Group Bhd	126,725	271,228
Total Malaysia		897,955

Mexico 9.86%
Chemicals 2.73%
Mexichem SAB de C.V.	79,835	428,420

Commercial Banks 2.66%
Grupo Financiero Banorte SAB de C.V.	52,000	417,298

Food & Staples Retailing 1.74%
Controladora Comercial Mexicana SAB de C.V.	74,000	272,562

Wireless Telecommunication Services 2.73%
America Movil SAB de C.V. — Series L	407,000	428,364
Total Mexico		1,546,644

Peru 4.64%
Commercial Banks 3.60%
Credicorp Ltd.	3,400	564,570

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2013

Common Stocks (continued)

	Shares	Value ($)
Peru (continued)
Metals & Mining 1.04%
Cia de Minas Buenaventura S.A., ADR	6,300	163,548
Total Peru		728,118

Russia 7.57%
Commercial Banks 1.95%
Sberbank of Russia, ADR	23,787	305,560

Food & Staples Retailing 2.45%
Magnit OJSC, GDR, 144A(a)	8,500	384,578

Metals & Mining 1.06%
Novolipetsk Steel OJSC, GDR, 144A(a)	10,500	165,856

Oil, Gas & Consumable Fuels 2.11%
LUKOIL OAO, ADR	5,149	332,086
Total Russia		1,188,080

South Africa 4.92%
Pharmaceuticals 3.12%
Aspen Pharmacare Holdings Ltd.*	23,525	488,610

Wireless Telecommunication Services 1.80%
MTN Group Ltd.	16,111	282,922
Total South Africa		771,532

Taiwan 7.55%
Commercial Banks 1.64%
Chinatrust Financial Holding Co. Ltd.	430,705	257,221

Computers & Peripherals 0.84%
Simplo Technology Co. Ltd.	28,500	132,407

Semiconductors & Semiconductor Equipment 5.07%
Taiwan Semiconductor Manufacturing Co. Ltd.	238,000	795,129
Total Taiwan		1,184,757

Thailand 4.03%
Commercial Banks 1.96%
Kasikornbank PCL	35,900	257,143
Kasikornbank PCL, NVDR	7,100	50,546
		307,689

	Shares	Value ($)
Food & Staples Retailing 2.07%
CP ALL PCL	207,800	324,632
Total Thailand		632,321

Turkey 1.42%
Commercial Banks 1.42%
Turkiye Garanti Bankasi AS	41,899	222,275
Total Turkey		222,275

United States 1.56%
IT Services 1.56%
Cognizant Technology Solutions Corp.*	3,200	245,152
Total United States		245,152
Total Common Stocks (Cost $10,599,121)		13,303,406

Preferred Stocks 9.89%

Brazil 9.89%
Commercial Banks 2.52%
Itau Unibanco Holding S.A.	22,200	395,387

Independent Power Producers and Energy Traders 1.21%
AES Tiete S.A.	19,500	189,138

Metals and Mining 2.76%
Vale S.A. — A Shares	26,332	433,144

Oil, Gas and Consumable Fuels 3.40%
Petroleo Brasileiro S.A.	58,700	533,042
Total Brazil		1,550,711
Total Preferred Stocks (Cost $1,608,116)		1,550,711

Participatory Notes 3.99%

India 3.99%
Automobiles 2.21%
Maruti Suzuki India Ltd., Issued by JP Morgan Structured Products, maturity date 12/21/15, 144A	7,158	167,855

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2013

Participatory Notes (concluded)

	Shares	Value ($)
India (continued)
Maruti Suzuki India Ltd., Issued by Morgan Stanley Asia Products, maturity date 08/11/14, 144A	7,623	179,719
		347,574

Diversified Financial Services 1.78%
Infrastructure Development Finance Co. Ltd., Issued by Morgan Stanley Asia Products, maturity date 03/18/14, 144A	34,668	91,749
Infrastructure Development Finance Co. Ltd., Issued by JP Morgan Structured Products, maturity date 4/13/17, 144A	71,150	187,124
		278,873
Total India		626,447
Total Participatory Notes (Cost $639,846)		626,447

Short-Term Investment 3.07%

United States 3.07%
State Street Institutional Liquid Reserve, 0.13%(b)	481,735	481,735
Total Short-Term Investment (Cost $481,735)		481,735
Total Investments 101.75% (Cost $13,328,818)		15,962,299
Liabilities Less Other Assets (1.75%)		(274,709)
Net Assets 100.00%		15,687,590
*	Non-income producing security.

(a)	Illiquid security.

(b)	Yield as of March 31, 2013.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of these securities amounted to $2,394,545 or 15.26% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,507,519	$9,795,887	$—	$13,303,406
Preferred Stocks	1,550,711	—	—	1,550,711
Participatory Notes	—	626,447	—	626,447
Short-Term Investment	—	481,735	—	481,735
Total Investments	$5,058,230	$10,904,069	$—	$15,962,299

As of March 31, 2013, $1,546,644 transferred from Level 1 to Level 2, based on the valuation input levels assigned to securities on September 30, 2012. These securities are foreign shares and do not receive a domestic price from a pricing service and as a result, have a spot currency valuation adjustment.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2013

Common Stocks 59.78%

	Shares	Value ($)
Argentina 5.50%
Commercial Banks 2.32%
Banco Macro S.A., ADR*	14,500	213,440

Diversified Telecommunication Services 1.74%
Telecom Argentina S.A., ADR	11,000	159,610

Real Estate Management & Development 1.44%
IRSA Inversiones y Representaciones S.A., ADR	14,000	132,020
Total Argentina		505,070

Australia 3.79%
Commercial Banks 1.05%
Westpac Banking Corp.	3,000	96,496

Metals & Mining 0.68%
Newcrest Mining Ltd.	3,000	62,692

Oil, Gas & Consumable Fuels 0.68%
Origin Energy Ltd.	4,500	62,426

Textiles, Apparel & Luxury Goods 1.38%
Billabong International Ltd.*	166,000	126,093
Total Australia		347,707

Brazil 2.38%
Wireless Telecommunication Services 2.38%
Tim Participacoes S.A., ADR	10,000	218,800
Total Brazil		218,800

France 7.69%
Auto Components 1.19%
Compagnie Generale des Etablissements Michelin	1,300	108,931

Automobiles 0.75%
Renault S.A.	1,100	69,074

Commercial Banks 1.36%
Societe Generale S.A.*	3,800	125,359

Construction & Engineering 1.66%
Bouygues S.A.	5,600	152,000

Diversified Telecommunication Services 1.37%
France Telecom S.A.	12,400	125,732

Electrical Equipment 0.49%
Alstom S.A.	1,100	44,876

	Shares	Value ($)
Food Products 0.87%
Danone	1,150	80,126
Total France		706,098

Germany 4.30%
Automobiles 1.93%
Daimler AG	3,250	176,907

Industrial Conglomerates 1.29%
Siemens AG	1,100	118,503

Textiles, Apparel & Luxury Goods 1.08%
Adidas AG	200	20,766
Puma SE	250	78,048
		98,814
Total Germany		394,224

Italy 3.46%
Diversified Telecommunication Services 1.08%
Telecom Italia SpA	140,000	99,425

Oil, Gas & Consumable Fuels 1.42%
ENI SpA	5,800	130,238

Transportation Infrastructure 0.96%
Ansaldo STS SpA	8,800	88,325
Total Italy		317,988

Luxembourg 0.63%
Metals & Mining 0.63%
ArcelorMittal	4,500	58,127
Total Luxembourg		58,127

Netherlands 3.04%
Air Freight & Logistics 1.00%
TNT Express NV	12,400	91,218

Diversified Financial Services 1.61%
ING Groep NV*	20,600	148,047

Diversified Telecommunication Services 0.43%
Koninklijke KPN NV	11,700	39,647
Total Netherlands		278,912

Norway 1.25%
Oil, Gas & Consumable Fuels 1.25%
Statoil ASA	4,700	114,755
Total Norway		114,755

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2013

Common Stocks (concluded)

	Shares	Value ($)
Peru 0.54%
Commercial Banks 0.54%
Credicorp Ltd.	300	49,815
Total Peru		49,815

Sweden 2.04%
Communications Equipment 2.04%
Telefonaktiebolaget LM Ericsson — B Shares	15,000	187,162
Total Sweden		187,162

Switzerland 13.25%
Capital Markets 2.00%
Julius Baer Group Ltd.*	1,650	64,277
UBS AG*	7,800	119,786
		184,063
Food Products 3.55%
Nestle S.A.	4,500	325,557

Health Care Equipment & Supplies 1.38%
Nobel Biocare Holding AG*	12,600	126,516

Pharmaceuticals 4.85%
Novartis AG	3,800	270,603
Roche Holding AG	750	175,105
		445,708

Semiconductors & Semiconductor Equipment 1.47%
STMicroelectronics NV	17,500	134,774
Total Switzerland		1,216,618

United Kingdom 11.91%
Commercial Banks 1.61%
Standard Chartered PLC	5,700	147,658

Health Care Equipment & Supplies 1.36%
Smith & Nephew PLC	10,800	124,943

Insurance 1.29%
RSA Insurance Group PLC	67,000	118,793

Media 1.25%
Reed Elsevier PLC	9,600	114,288

Metals & Mining 1.65%
Anglo American PLC	5,900	151,883

	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.00%
BP PLC	26,200	183,995
Royal Dutch Shell PLC — A Shares	2,800	90,933
		274,928

Tobacco 1.75%
British American Tobacco PLC	3,000	160,628
Total United Kingdom		1,093,121
Total Common Stocks (Cost $4,959,221)		5,488,397

Preferred Stocks 1.69%

Germany 1.69%
Health Care Equipment and Supplies 1.69%
Draegerwerk AG & Co. KGAA	1,200	155,067
Total Germany		155,067
Total Preferred Stocks (Cost $109,592)		155,067

Mutual Funds 26.72%

United States 26.72%
Asia Pacific ex Japan Fund — Institutional Shares(b)	50,516	792,082
The Japan Fund — Institutional Shares(b)	152,520	1,660,947
Total United States		2,453,029
Total Mutual Funds (Cost $1,851,612)		2,453,029

Short-Term Investment 9.98%

United States 9.98%
State Street Institutional Liquid Reserve, 0.13%(a)	915,657	915,657
Total Short-Term Investment (Cost $915,657)		915,657
Total Investments 98.17% (Cost $7,836,082)		9,012,150
Other Assets Less Liabilities 1.83%		168,355
Net Assets 100.00%		9,180,505

*	Non-income producing security.

(a)	Yield as of March 31, 2013.

(b)	Affiliated issuer (see Notes to Financial Statements).

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2013

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$773,685	$4,714,712	$—	$5,488,397
Preferred Stocks	—	155,067	—	155,067
Mutual Funds	2,453,029	—	—	2,453,029
Short-Term Investment	—	915,657	—	915,657
Total Investments	$3,226,714	$5,785,436	$—	$9,012,150

There were no transfers between Level 1, 2, or 3 as of March 31, 2013, based upon the valuation input levels assigned to securities on September 30, 2012.

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Corporate Obligations 83.97%

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Automotive 0.85%
Auto Parts & Equipments 0.72%
Exide Technologies
325,000	8.63	02/01/18		280,719

Automakers 0.13%
Navistar International Corp.
50,000	8.25	11/01/21	(a)	51,187
Total Automotive				331,906

Banking 2.78%
Banking 2.78%
Barclays Bank PLC
550,000	7.63	11/21/22		543,813
Royal Bank of Scotland Group PLC
600,000	7.64	12/31/49	(b)	540,000
				1,083,813
Total Banking				1,083,813

Basic Industry 12.40%
Building Materials 4.46%
Gibraltar Industries, Inc.
25,000	6.25	02/01/21	(c),(d)	26,625
HD Supply, Inc.
25,000	7.50	07/15/20	(c),(d)	26,375
600,000	11.50	07/15/20		712,500
275,000	10.50	01/15/21	(a)	287,031
New Enterprise Stone & Lime Co., Inc.
104,500	13.00	03/15/18	(c)	117,040
Rexel SA
EUR 200,000	5.13	06/15/20	(a),(c)	260,857
200,000	5.25	06/15/20	(a),(c)	203,500
USG Corp.
100,000	6.30	11/15/16		106,500
				1,740,428

Chemicals 3.61%
Ashland, Inc.
25,000	3.00	03/15/16	(c),(d)	25,500
25,000	3.88	04/15/18	(c),(d)	25,406
Axiall Corp.
25,000	4.88	05/15/23	(c),(d)	25,531
Cornerstone Chemical Co.
25,000	9.38	03/15/18		25,625
Eagle Spinco, Inc.
25,000	4.63	02/15/21	(c),(d)	25,531

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Hexion US Finance Corp.
150,000	6.63	04/15/20	(c)	151,125
INEOS Group Holdings SA
200,000	8.50	02/15/16	(c)	204,000
OXEA Finance & Cy SCA
100,000	9.50	07/15/17	(c)	109,250
PolyOne Corp.
25,000	5.25	03/15/23	(c),(d)	25,313
Taminco Acquisition Corp.
500,000	9.13	12/15/17	(c)	507,500
Taminco Global Chemical Corp.
45,000	9.75	03/31/20	(c),(d)	50,288
TPC Group, Inc.
25,000	8.75	12/15/20	(c),(d)	26,156
Trinseo Materials Operating SCA
75,000	8.75	02/01/19	(c),(d)	74,437
US Coatings Acquisition, Inc.
EUR 100,000	5.75	02/01/21	(c)	132,031
				1,407,693

Forestry & Paper 0.70%
Ainsworth Lumber Co. Ltd.
250,000	7.50	12/15/17	(c)	273,437

Metals & Mining Excluding Steel 2.27%
Alpha Natural Resources, Inc.
25,000	6.25	06/01/21		22,625
Arch Coal, Inc.
500,000	7.25	06/15/21		451,250
Coeur d’Alene Mines Corp.
25,000	7.88	02/01/21	(c),(d)	26,531
Noranda Aluminum Acquisition Corp.
25,000	11.00	06/01/19	(c),(d)	25,125
St. Barbara Ltd.
200,000	8.88	04/15/18	(c)	204,500
Thompson Creek Metals Co. Inc.
100,000	7.38	06/01/18		82,500
50,000	12.50	05/01/19		49,125
Walter Energy, Inc.
25,000	8.50	04/15/21	(c),(d)	25,688
				887,344

Steel Producers & Products 1.36%
AK Steel Corp.
100,000	8.38	04/01/22		88,750
ArcelorMittal
100,000	6.00	03/01/21		105,301
300,000	7.50	10/15/39		309,148

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry (continued)
United States Steel Corp.
25,000	6.88	04/01/21		25,813
				529,012
Total Basic Industry				4,837,914

Capital Goods 4.78%
Aerospace & Defense 0.47%
Bombardier, Inc.
100,000	6.13	01/15/23	(c),(d)	104,250
GenCorp, Inc.
25,000	7.13	03/15/21	(c),(d)	26,500
Triumph Group, Inc.
50,000	4.88	04/01/21	(c),(d)	50,625
				181,375

Diversified Capital Goods 0.98%
NANA Development Corp.
250,000	9.50	03/15/19	(c)	252,188
Titan International, Inc.
25,000	7.88	10/01/17	(c),(d)	27,031
Unifrax I, LLC
100,000	7.50	02/15/19	(c),(d)	103,500
				382,719

Machinery 1.07%
Cleaver-Brooks, Inc.
150,000	8.75	12/15/19	(c)	162,187
DH Services Luxembourg
50,000	7.75	12/15/20	(c),(d)	52,250
Milacron, LLC
125,000	7.75	02/15/21	(c)	129,844
Neovia Logistics International Holdings, LLC
75,000	10.00	02/15/18	(c),(d)	75,000
				419,281

Packaging 2.26%
Ardagh Packaging Finance PLC
EUR 150,000	5.00	11/15/22	(c)	191,316
Crown Americas Capital Corp. IV
150,000	4.50	01/15/23	(a),(c),(d)	146,250
Graphic Packaging International, Inc.
25,000	4.75	04/15/21	(a)	25,406
Reynolds Group Issuer, Inc.
500,000	8.25	02/15/21		516,875
				879,847
Total Capital Goods				1,863,222

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Consumer Cyclical 5.55%
Apparel & Textiles 0.38%
Broder Brothers Co.
150,000	12.00	10/15/13	(c)	149,813

Food & Drug Retailers 1.32%
Rite Aid Corp.
50,000	6.88	12/15/28	(c)	44,500
SUPERVALU, Inc.
450,000	8.00	05/01/16	(a)	470,250
				514,750

Household & Leisure Products 1.20%
American Standard Americas
200,000	10.75	01/15/16	(c)	208,500
BC Mountain Finance, Inc.
25,000	7.00	02/01/21	(c),(d)	26,563
RSI Home Products, Inc.
75,000	6.88	03/01/18	(c),(d)	76,500
Serta Simmons Holdings, LLC
150,000	8.13	10/01/20	(c)	156,562
				468,125

Restaurants 2.16%
Checkers Drive-In Restaurants, Inc.
150,000	11.00	12/01/17	(c)	157,687
Landry’s Holdings II, Inc.
650,000	10.25	01/01/18	(c)	684,125
				841,812

Specialty Retail 0.49%
Burlington Holdings, LLC
25,000	9.00	02/15/18	(c),(d)	25,500
Sonic Automotive, Inc.
150,000	9.00	03/15/18		165,750
				191,250
Total Consumer Cyclical				2,165,750

Consumer Non-Cyclical 2.73%
Consumer Products 0.82%
American Achievement Corp.
300,000	10.88	04/15/16	(c)	292,500
Revlon Consumer Products Co.
25,000	5.75	02/15/21	(c),(d)	25,188
				317,688

Food-Wholesale 1.64%
US Foods, Inc.
575,000	8.50	06/30/19	(c)	613,094

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Consumer Non-Cyclical (continued)
Wells Enterprises, Inc.
25,000	6.75	02/01/20	(c),(d)	26,437
				639,531

Tobacco 0.27%
North Atlantic Trading Co.
100,000	11.50	07/15/16	(c),(d)	105,750
Total Consumer Non-Cyclical				1,062,969

Energy 10.33%
Energy Exploration & Production 7.12%
Aurora USA Oil & Gas, Inc.
50,000	7.50	04/01/20	(c),(d)	50,625
Chesapeake Energy Corp.
50,000	5.38	06/15/21	(a)	50,313
100,000	5.75	03/15/23	(a)	101,625
EPE Holdings, LLC
600,000	8.88	12/15/17	(c)	631,500
Halcon Resources Corp.
600,000	8.88	05/15/21	(c)	649,500
Laredo Petroleum, Inc.
150,000	7.38	05/01/22		165,000
Plains Exploration & Production Co.
150,000	6.75	02/01/22		167,812
Quicksilver Resources, Inc.
350,000	9.13	08/15/19		323,750
Shelf Drilling Holdings Ltd.
600,000	8.63	11/01/18	(a),(c)	639,000
				2,779,125

Gas Distribution 0.19%
MarkWest Energy Partners LP
50,000	4.50	07/15/23		49,000
Martin Midstream Partners LP
25,000	7.25	02/15/21	(c),(d)	25,313
				74,313

Oil Field Equipment & Services 1.56%
CHC Helicopter SA
250,000	9.25	10/15/20		267,031
Hercules Offshore, Inc.
150,000	10.50	10/15/17	(c)	163,500
Offshore Group Investment Ltd.
75,000	7.13	04/01/23	(c),(d)	76,875
Seitel, Inc.
50,000	9.50	04/15/19	(c),(d)	50,438
Tervita Corp.
50,000	8.00	11/15/18	(c),(d)	51,781
				609,625

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Oil Refining & Marketing 1.46%
United Refining Co.
500,000	10.50	02/28/18		567,500
Total Energy				4,030,563

Financial Services 2.78%
Brokerage 1.44%
Cantor Commercial Real Estate Co. LP
25,000	7.75	02/15/18	(c),(d)	25,563
LBG Capital No.1 PLC
500,000	8.00	12/31/49	(b),(c)	536,989
				562,552

Cons/Comm/Lease Financing 0.87%
Nationstar Mortgage, LLC
250,000	9.63	05/01/19	(c)	287,500
25,000	6.50	07/01/21	(c),(d)	26,188
SLM Corp.
25,000	3.88	09/10/15		26,047
				339,735

Investments & Misc Financial Services 0.47%
Nuveen Investments, Inc.
175,000	9.13	10/15/17	(c)	181,562
Total Financial Services				1,083,849

Healthcare 3.27%
Health Facilities 1.60%
Alliance HealthCare Services, Inc.
150,000	8.00	12/01/16		145,500
CRC Health Corp.
125,000	10.75	02/01/16		126,875
HCA, Inc.
200,000	7.25	09/15/20	(a)	221,750
IASIS Healthcare, LLC
75,000	8.38	05/15/19		79,219
OnCure Holdings, Inc.
100,000	11.75	05/15/17		50,500
				623,844

Medical Products 1.67%
Biomet, Inc.
50,000	6.50	08/01/20	(c),(d)	53,250
Kinetic Concepts, Inc.
600,000	12.50	11/01/19		597,000
				650,250
Total Healthcare				1,274,094

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Insurance 0.53%
Insurance Brokerage 0.06%
Onex USI Acquisition Corp.
25,000	7.75	01/15/21	(c),(d)	25,188

Investments & Misc Financial Services 0.40%
Ambac Financial Group, Inc.
225,000	5.95	12/05/35	(e)	156,937

Life Insurance 0.07%
Fidelity & Guaranty Life Holdings, Inc.
25,000	6.38	04/01/21	(c),(d)	25,625
Total Insurance				207,750

Media 5.61%
Media Broadcast 1.83%
Clear Channel Communications, Inc.
750,000	10.75	08/01/16		583,125
25,000	9.00	12/15/19	(c),(d)	24,156
Sinclair Television Group, Inc.
25,000	5.38	04/01/21	(a),(c),(d)	24,938
Univision Communications, Inc.
75,000	6.88	05/15/19	(a),(c),(d)	80,625
				712,844

Media Cable 1.01%
CCO Holdings Capital Corp.
75,000	5.75	09/01/23	(c),(d)	75,563
Cequel Communications Holdings I, LLC
150,000	6.38	09/15/20	(c)	156,375
UPCB Finance VI Ltd.
150,000	6.88	01/15/22	(a),(c),(d)	163,875
				395,813

Media Services 0.80%
Affinion Group, Inc.
150,000	11.50	10/15/15		131,625
Southern Graphics, Inc.
175,000	8.38	10/15/20	(c)	182,000
				313,625

Printing & Publishing 1.97%
Cengage Learning Acquisitions, Inc.
100,000	10.50	01/15/15	(c),(d)	17,500
MPL 2 Acquisition Canco, Inc.
100,000	9.88	08/15/18	(c),(d)	101,250
ProQuest Notes Co.
350,000	9.00	10/15/18	(c)	349,125
RR Donnelley & Sons Co.
25,000	7.88	03/15/21		26,187

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
The McClatchy Co.
250,000	9.00	12/15/22	(c)	272,500
				766,562
Total Media				2,188,844

Services 11.04%
Airlines 0.68%
Air Canada
150,000	12.00	02/01/16	(c)	164,812
Continental Airlines
100,000	6.13	04/29/18		100,500
				265,312

Building & Construction 0.59%
Ashton Woods USA, LLC
150,000	6.88	02/15/21	(c)	152,625
Beazer Homes USA, Inc.
50,000	7.25	02/01/23	(c),(d)	51,250
Meritage Homes Corp.
25,000	4.50	03/01/18	(c),(d)	25,062
				228,937

Gaming 1.95%
Caesars Entertainment Operating Co., Inc.
75,000	10.00	12/15/18		51,469
Caesars Operating Escrow, LLC
700,000	9.00	02/15/20	(c),(d)	707,875
Inn of the Mountain Gods Resort & Casino
3,125	1.25	11/30/20	(c)	2,836
				762,180

Hotels 0.07%
RHP Hotel Properties LP
25,000	5.00	04/15/21	(a),(c),(d)	25,219

Leisure 0.07%
Speedway Motorsports, Inc.
25,000	6.75	02/01/19	(c),(d)	26,813

Support Services 7.12%
313 Group, Inc.
500,000	8.75	12/01/20	(c)	508,125
Ahern Rentals, Inc.
50,000	9.25	08/15/13	(d),(e)	41,500
Algeco Scotsman Global Finance PLC
250,000	10.75	10/15/19	(c)	260,000
ARAMARK Corp.
75,000	5.75	03/15/20	(c),(d)	77,063
Avis Budget Finance, Inc.
EUR 100,000	6.00	03/01/21	(c)	131,415
75,000	5.50	04/01/23	(a),(c),(d)	75,188

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services (continued)
BC Luxco 1 SA
150,000	7.38	01/29/20	(c)	156,000
H&E Equipment Services, Inc.
25,000	7.00	09/01/22	(c),(d)	27,625
Igloo Holdings Corp.
325,000	8.25	12/15/17	(c)	337,187
Neff Finance Corp.
300,000	9.63	05/15/16	(c)	320,250
ServiceMaster Co.
300,000	7.00	08/15/20	(c)	312,000
Travelport, LLC
400,000	9.88	09/01/14		404,000
150,000	11.88	09/01/16		128,250
				2,778,603

Theaters & Entertainment 0.06%
Regal Entertainment Group
25,000	5.75	02/01/25		24,625

Transportation Excluding Air & Rail 0.50%
CMA CGM SA
150,000	8.50	04/15/17	(c)	140,250
Navios South American Logistics, Inc.
25,000	9.25	04/15/19	(c),(d)	27,000
Swift Services Holdings, Inc.
25,000	10.00	11/15/18		28,750
				196,000
Total Services				4,307,689

Technology & Electronics 4.54%
Electronics 1.00%
MEMC Electronic Materials, Inc.
200,000	7.75	04/01/19		186,000
NXP Funding, LLC
200,000	5.75	03/15/23	(c)	204,500
				390,500

Software & Services 1.94%
Ceridian Corp.
50,000	11.00	03/15/21	(c),(d)	53,875
First Data Corp.
375,000	11.25	03/31/16		378,750
50,000	10.63	06/15/21	(a),(c),(d)	50,812
Global Generations Merger Sub, Inc.
250,000	11.00	12/15/20	(a),(c),(d)	272,500
				755,937

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Telecommunications Equipment 1.60%
Alcatel-Lucent USA, Inc.
250,000	6.50	01/15/28		191,250
100,000	6.45	03/15/29		77,500
Avaya, Inc.
225,000	9.75	11/01/15		225,563
Sorenson Communications, Inc.
150,000	10.50	02/01/15	(c)	130,125
				624,438
Total Technology & Electronics				1,770,875

Telecommunication 13.79%
Telecom — Fixed Line 0.65%
EarthLink, Inc.
250,000	8.88	05/15/19		253,750

Telecom — Integrated/Services 6.06%
CenturyLink, Inc.
25,000	5.80	03/15/22		25,356
25,000	7.60	09/15/39		24,318
Cerved Technologies SpA
EUR 100,000	6.38	01/15/20	(c)	126,929
Cincinnati Bell, Inc.
250,000	8.25	10/15/17		266,250
Equinix, Inc.
25,000	4.88	04/01/20		25,313
250,000	5.38	04/01/23		254,375
Frontier Communications Corp.
250,000	9.25	07/01/21		288,125
25,000	7.63	04/15/24	(a)	25,781
Intelsat Luxembourg SA
300,000	11.50	02/04/17		318,750
25,000	6.75	06/01/18	(a),(c),(d)	25,875
75,000	7.75	06/01/21	(a),(c),(d)	76,500
175,000	8.13	06/01/23	(a),(c)	178,500
Level 3 Financing, Inc.
25,000	8.63	07/15/20		27,969
Windstream Corp.
150,000	7.00	03/15/19	(a)	153,937
350,000	7.50	04/01/23		372,750
175,000	6.38	08/01/23	(c)	174,562
				2,365,290

Telecommunication Services 1.67%
Mobile Challenger Intermediate Group SA
500,000	8.75	03/15/19	(c)	649,738

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Telecommunication (continued)
Wireless Telecommunication Services 5.41%
Digicel Ltd.
250,000	6.00	04/15/21	(c)	249,375
MetroPCS Wireless, Inc.
75,000	6.25	04/01/21	(c),(d)	76,594
375,000	6.63	04/01/23	(a),(c)	383,906
NII Capital Corp.
100,000	7.63	04/01/21		72,500
Sprint Capital Corp.
750,000	8.75	03/15/32		898,125
Wind Acquisition Holdings Finance SA
412,250	12.25	07/15/17	(c)	430,286
				2,110,786
Total Telecommunication				5,379,564

Utility 2.99%
Electric Generation 2.78%
Calpine Corp.
100,000	7.50	02/15/21	(c)	110,250
Edison Mission Energy
245,000	7.00	05/15/17	(e)	132,300
Energy Future Intermediate Holding Co., LLC
250,000	12.25	12/01/18	(c)	243,125
200,000	11.75	03/01/22	(c)	231,000
GenOn Energy, Inc.
250,000	9.50	10/15/18		295,625
Texas Competitive Electric Holdings Co., LLC
700,000	10.25	11/01/15		73,500
				1,085,800

Electric Integrated 0.21%
Ameren Energy Generating Co.
100,000	7.00	04/15/18		80,750
Total Utility				1,166,550
Total Corporate Obligations (Cost $32,264,871)				32,755,352

Senior Term Loans 5.06%

Basic Industry 0.07%
Chemicals 0.07%
US Coatings Acquisition, Inc.
25,000	4.75	02/01/20		25,361
Total Basic Industry				25,361

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Capital Goods 0.58%
Aerospace & Defense 0.13%
Silver II US Holdings, LLC
49,875	4.00	12/05/19		50,271

Diversified Capital Goods 0.19%
NANA Development Corp.
75,000	8.00	03/15/18		75,000

Packaging 0.26%
Berlin Packaging, LLC
75,000	1.00	03/25/19	(a)	74,625
25,000	1.00	03/25/20	(a)	24,625
				99,250
Total Capital Goods				224,521

Consumer Cyclical 0.06%
Food & Drug Retailers 0.06%
Rite Aid Corp.
25,000	5.75	02/21/20		25,294
Total Consumer Cyclical				25,294

Consumer Non-Cyclical 0.13%
Food-Wholesale 0.13%
HJ Heinz Co.
50,000	1.00	03/27/19	(a)	50,281
Total Consumer Non-Cyclical				50,281

Energy 0.33%
Energy Exploration & Production 0.20%
NFR Energy, LLC
75,000	8.75	12/31/18		77,344

Oil Field Equipment & Services 0.13%
American Petroleum Tankers, LLC
50,000	1.00	09/30/19	(a)	49,750
Total Energy				127,094

Financial Services 0.13%
Investments & Misc Financial Services 0.13%
J.G. Wentworth, LLC
50,000	9.00	01/22/18		50,000
Total Financial Services				50,000

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Healthcare 0.06%
Health Facilities 0.06%
Vanguard Health Holding Co.
25,000	3.75	01/29/16		25,344
Total Healthcare				25,344

Insurance 1.38%
Insurance Brokerage 1.38%
Lonestar International Super Holdings, LLC
500,000	11.00	09/02/19		538,750
Total Insurance				538,750

Media 0.19%
Media Cable 0.19%
Virgin Media Investment Holdings
75,000	1.00	02/17/20	(a)	74,719
Total Media				74,719

Services 0.83%
Airlines 0.19%
United Airlines, Inc.
75,000	1.00	03/22/19	(a)	75,914

Gaming 0.13%
Station Casinos, Inc.
50,000	6.25	02/13/20		50,625

Leisure 0.19%
Twin River Management Group, Inc.
75,000	1.00	09/27/18	(a)	75,719

Transportation Excluding Air & Rail 0.32%
American Commercial Lines, LLC
125,000	1.00	02/27/20	(a)	123,437
Total Services				325,695

Technology & Electronics 0.32%
Electronics 0.32%
Eastman Kodak Co.
50,000	1.00	03/21/14	(a)	47,750
Eze Castle Software, Inc.
25,000	1.00	02/22/20	(a)	25,344
50,000	1.00	02/22/21	(a)	51,125
Total Technology & Electronics				124,219

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Utility 0.98%
Electric Generation 0.98%
TXU US Holdings Co.
375,000	3.73	10/10/14		276,680
150,000	4.73	10/10/17	(a)	106,874
				383,554
Total Utility				383,554
Total Senior Term Loans (Cost $1,941,495)				1,974,832

Preferred Stocks 0.63%

		Shares		Value ($)
Banking 0.63%
Banking 0.63%
Ally Financial, Inc.(c)		200		197,800
Ally Financial, Inc.		1,100		29,458
Citigroup, Inc.*		200		4,980
GMAC Capital Trust I*		550		14,960
Total Banking				247,198
Total Preferred Stocks (Cost $243,500)				247,198

Convertible Bond 0.72%

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services 0.72%
Airlines 0.72%
AMR Corp.
250,000	6.25	10/15/14	(e)	278,750
Total Services				278,750
Total Convertible Bond (Cost $226,344)				278,750

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2013

Short-Term Investment 9.32%

Interest Rate (%)	Maturity Date	Value ($)
State Street Institutional Liquid Reserve, 0.13(f)	3,634,604	3,634,604
Total Short-Term Investment (Cost $3,634,604)		3,634,604
Total Investments 99.70% (Cost $38,310,814)		38,890,736
Other Assets Less Liabilities 0.30%		117,458
Net Assets 100.00%		39,008,194

*	Non income-producing security.

(a)	Security purchased on a when-issued basis.

(b)	Variable rate security. The interest rate shown reflects the rate currently in effect.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of these securities amounted to $18,828,557 or 48.26% of net assets.

(d)	Illiquid security.

(e)	Defaulted security.

(f)	Yield as of March 31, 2013.

EUR	— Euro Currency

Credit Quality Breakdown
March 31, 2013

S&P Ratings
BBB-	1.46%
BB+	1.13%
BB	6.54%
BB-	4.45%
B+	8.48%
B	15.11%
B-	19.27%
CCC+	21.60%
CCC	3.69%
CCC-	3.05%
CC	0.62%
C	0.04%
D	0.53%
NR	13.73%
Other Assets less Liabilities	0.30%

Net Assets	100.00%

NR	— Not rated.

Security ratings disclosed, if any, are obtained from Standard & Poor’s Investors Service.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$32,755,352	$—	$32,755,352
Senior Term Loans	—	1,974,832	—	1,974,832
Preferred Stocks	49,398	197,800	—	247,198
Convertible Bonds	—	278,750	—	278,750
Short-Term Investment	—	3,634,604	—	3,634,604
Total Investments	$49,398	$38,841,338	$—	$38,890,736

There were no transfers between Level 1, 2, or 3 as of March 31, 2013, based upon the valuation input levels assigned to securities on purchase date.

The accompanying notes are an integral part of the financial statements.

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Nomura Partners Funds	The World from Asia	:	53

Statements of Assets and Liabilities (Unaudited)

As of March 31, 2013

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)	India Fund ($)
Assets:
Investments in non-affiliated issuers, at market	157,717,471	9,956,928	8,855,104
Investments in affiliated issuers, at market	—	—	—

Total Investments, at market	157,717,471	9,956,928	8,855,104

Cash	—	—	—
Foreign currency	4,883,917	98,413	441,817
Receivable for investment securities sold	537,670	27,396	506,754
Receivable for Fund shares sold	424,418	19,462	—
Dividends and interest receivable	1,269,623	23,189	7,004
Receivable from investment advisor	—	24,628	23,840
Receivable due from India capital gain tax refund	—	—	59,730
Deferred offering costs	—	—	—
Prepaid expenses and other assets	17,859	5,356	4,499

Total Assets	164,850,958	10,155,372	9,898,748

Liabilities:
Payable for investments purchased	1,436,362	150,087	—
Payable for Fund shares redeemed	20,203	15,418	—
Accrued investment advisory fees	76,664	—	—
Accrued distribution fees	66,644	2,388	274
Accrued directors’ fees and expenses	17,314	6,010	4,985
Accrued compliance services fees	12,797	3,316	2,151
Other accrued expenses and payables	214,278	26,463	16,347

Total Liabilities	1,844,262	203,682	23,757

Net Assets	163,006,696	9,951,690	9,874,991

Net assets consist of:
Paid-in capital	190,544,466	8,195,856	10,407,295
Accumulated net investment income (loss)	(967,375)	(50,886)	(241,411)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(65,248,999)	(697,397)	(1,347,953)
Net unrealized appreciation (depreciation) on:
Investments	38,794,770	2,503,419	1,055,126
Foreign currency related translations	(116,166)	698	1,934

Net Assets	163,006,696	9,951,690	9,874,991

Net Assets
Class A	3,505,236	4,227,057	960,844
Class C	2,466,055	1,733,342	88,186
Class I	6,129,076	3,991,291	8,825,961
Class S	150,906,329	—	—

Capital Shares Outstanding
Class A	319,722	271,144	86,941
Class C	229,593	113,143	8,295
Class I	562,868	254,553	790,409
Class S	13,706,438	—	—

Net Asset Value and Offering Price Per Share
Class A	10.96	15.59	11.05
Class C	10.74	15.32	10.63
Class I	10.89	15.68	11.17
Class S	11.01	—	—

Offering Price Per Share
Class A (100/94.25 of net assets) (100/96.25 for High Yield Fund)	11.63	16.54	11.72
Investments at cost for non-affiliated issuers	118,922,701	7,453,509	7,799,978
Investments at cost for affiliated issuers	—	—	—
Cost of cash denominated in foreign currencies	4,998,418	97,602	439,961

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	International Equity Fund ($)	High Yield Fund ($)

8,476,460	9,291,857	15,962,299	6,559,121	38,890,736
—	—	—	2,453,029	—

8,476,460	9,291,857	15,962,299	9,012,150	38,890,736

25,374	806	—	73,952	2,013,037
213,693	31,547	74,808	3,405	—
437,071	—	29,833	42,037	570,656
—	11,914	80,829	—	686,499
1,439	38,058	19,355	44,772	752,687
21,898	21,151	17,055	24,483	53,861
—	—	—	—	—
—	—	—	—	110,241
4,500	4,498	5,366	4,500	85,464

9,180,435	9,399,831	16,189,545	9,205,299	43,163,181

—	—	473,112	—	4,093,518
—	—	567	703	639
—	—	—	—	—
651	292	1,791	714	1,364
4,391	4,692	4,928	4,569	4,099
1,941	2,010	3,634	2,054	6,346
2,140	33,094	17,923	16,754	49,021

9,123	40,088	501,955	24,794	4,154,987

9,171,312	9,359,743	15,687,590	9,180,505	39,008,194

8,119,787	7,442,883	14,375,780	8,208,802	38,220,408
(75,617)	7,252	(51,792)	18,315	23,164

(204,149)	26,965	(1,269,542)	(223,468)	182,805

1,331,679	1,882,904	2,633,481	1,176,068	579,922
(388)	(261)	(337)	788	1,895

9,171,312	9,359,743	15,687,590	9,180,505	39,008,194

196,739	390,400	3,848,597	879,538	2,226,422
670,644	339,645	1,259,183	614,812	1,212,855
8,303,929	8,629,698	10,579,810	7,686,155	35,568,917
—	—	—	—	—

15,921	29,061	281,896	76,138	216,977
54,428	25,214	94,426	54,236	118,183
664,329	643,609	768,581	657,594	3,466,068
—	—	—	—	—

12.36	13.43	13.65	11.55	10.26
12.32	13.47	13.34	11.34	10.26
12.50	13.41	13.77	11.69	10.26
—	—	—	—	—

13.11	14.25	14.48	12.25	10.66
7,144,781	7,408,953	13,328,818	5,984,470	38,310,814
—	—	—	1,851,612	—
214,076	31,831	74,848	3,444	—

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Statements of Operations (Unaudited)

For the period ended March 31, 2013

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)	India Fund ($)
Investment Income:
Dividend income from non-affiliated issuers	1,525,007	52,181	21,394
Dividend income from affiliated issuers	—	—	—
Less: foreign taxes withheld	(109,048)	(4,353)	—
Interest income	—	280	1,451
Other income	—	—	—

Total investment income	1,415,959	48,108	22,845

Expenses:
Investment advisor fees	446,121	51,038	61,157
Transfer agent fees	326,163	27,689	13,421
Administration fees	161,404	83,954	83,952
Legal fees	65,405	12,681	12,139
Custodian fees	137,826	38,049	39,555
Compliance services fees	74,181	15,803	15,871
Directors’ fees and expenses	80,102	23,042	22,824
Distribution fees — Class A	3,745	4,963	1,172
Distribution fees — Class C	5,037	8,835	539
Distribution fees — Class S	83,708	—	—
Registration fees	27,731	16,286	15,817
Reports to shareholders	22,211	11,440	11,210
Audit fees and tax services	13,012	9,770	19,182
Amortization of offering costs	—	—	—
Organizational costs	—	—	—
Other expenses	29,216	7,174	7,857

Total expenses	1,475,862	310,724	304,696

Less: Fee waivers and expense reimbursements (see Note F)	(193,716)	(227,330)	(216,346)
Net Expenses	1,282,146	83,394	88,350

Net Investment Income (Loss)	133,813	(35,286)	(65,505)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	3,637,231	444,271	52,593
Foreign currency related transactions	(320,114)	(6,655)	(10,520)

Total Realized Gain (Loss)	3,317,117	437,616	42,073

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	21,187,875	138,855	(310,477)
Investments in affiliated issuers	—	—	—
Foreign currency related translations	(106,288)	439	7,479

Net Change in Unrealized Appreciation (Depreciation)	21,081,587	139,294	(302,998)

Net Realized and Unrealized Gain (Loss)	24,398,704	576,910	(260,925)

Increase (Decrease) in Net Assets Resulting from Operations	24,532,517	541,624	(326,430)

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	International Equity Fund ($)	High Yield Fund ($)*

10,797	148,603	74,407	56,342	438
—	—	—	25,750	—
(872)	(4,799)	(8,326)	(3,906)	(20)
100	83	280	160	634,289
—	—	—	—	6,760

10,025	143,887	66,361	78,346	641,467

57,617	38,416	79,490	27,766	50,565
9,735	8,989	27,462	10,410	10,738
83,922	83,969	83,949	87,516	39,942
21,048	7,148	13,100	11,561	18,186
32,711	31,762	39,048	23,789	18,114
15,517	15,165	20,752	15,352	13,913
22,235	22,138	24,087	22,164	17,211
893	388	3,091	1,123	912
3,125	663	3,451	2,760	2,730
—	—	—	—	—
15,921	15,713	15,935	15,706	10,134
11,236	11,043	11,682	11,052	7,361
9,770	9,770	9,770	9,770	6,421
—	—	—	—	35,933
—	—	—	—	30,444
6,222	6,471	7,419	6,484	1,309

289,952	251,635	339,236	245,453	263,913

(204,311)	(197,229)	(226,708)	(197,743)	(194,148)
85,641	54,406	112,528	47,710	69,765

(75,616)	89,481	(46,167)	30,636	571,702

350,248	67,853	(190,163)	(1,227)	184,307
2,864	(4,549)	(700)	(15,156)	(1,502)

353,112	63,304	(190,863)	(16,383)	182,805

259,073	634,814	498,460	565,070	579,922
—	—	—	271,004	—
(4,469)	(980)	(1,571)	(5,925)	1,895

254,604	633,834	496,889	830,149	581,817

607,716	697,138	306,026	813,766	764,622

532,100	786,619	259,859	844,402	1,336,324

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)	For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)
Operations:
Net investment income (loss)	133,813	551,201	(35,286)	27,159
Net realized gain (loss)	3,317,117	(10,810,787)	437,616	(876,764)
Net change in unrealized appreciation (depreciation)	21,081,587	9,620,932	139,294	2,876,102

Net increase (decrease) in net assets resulting from operations	24,532,517	(638,654)	541,624	2,026,497

Dividends to shareholders from:
Net investment income:
Class A	(17,583)	(31,601)	(24,626)	(8,456)
Class C	(1,090)	(662)	—	—
Class I	(58,551)	(461,326)	(31,242)	(45,131)
Class S	(1,647,287)	(819,990)	—	—
Net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Total dividends to shareholders	(1,724,511)	(1,313,579)	(55,868)	(53,587)

Share transactions (See Note I)
Proceeds from shares sold	5,079,065	16,091,967	2,681,348	5,688,368
Reinvestment of cash dividends	1,465,780	1,162,309	33,463	45,668
Cost of shares redeemed	(19,299,486)	(102,927,051)	(2,052,760)	(12,149,073)
Redemption fees	410	4,020	105	84

Net increase (decrease) in net assets from Fund share transactions	(12,754,231)	(85,668,755)	662,156	(6,414,953)

Increase (decrease) in net assets	10,053,775	(87,620,988)	1,147,912	(4,442,043)

Net Assets
Beginning of period	152,952,921	240,573,909	8,803,778	13,245,821

End of period	163,006,696	152,952,921	9,951,690	8,803,778

Accumulated net investment income (loss)	(967,375)	623,323	(50,886)	40,268

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund		Greater China Fund		Global Equity Income Fund
For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)	For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)	For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)

(65,505)	(62,946)	(75,616)	121,535	89,481	215,431
42,073	(1,127,416)	353,112	(469,700)	63,304	18,950
(302,998)	1,873,652	254,604	1,364,003	633,834	1,069,732

(326,430)	683,290	532,100	1,015,838	786,619	1,304,113

—	—	(14,187)	(8,135)	(3,880)	(8,584)
—	—	(6,349)	(164)	(1,022)	(1,514)
(3,542)	—	(99,934)	(93,746)	(123,443)	(222,020)
—	—	—	—	—	—

—	—	—	(52,129)	(1,393)	(16,396)
—	—	—	(2,343)	(503)	(2,416)
—	—	—	(569,399)	(39,686)	(303,832)

(3,542)	—	(120,470)	(725,916)	(169,927)	(554,762)

212,529	906,342	1,312,881	1,054,605	596,581	515,150
3,402	—	117,442	720,332	162,714	529,833
(258,250)	(1,520,040)	(1,118,867)	(558,436)	(131,483)	(404,037)
7,797	208	366	415	—	217

(34,522)	(613,490)	311,822	1,216,916	627,812	641,163

(364,494)	69,800	723,452	1,506,838	1,244,504	1,390,514

10,239,485	10,169,685	8,447,860	6,941,022	8,115,239	6,724,725

9,874,991	10,239,485	9,171,312	8,447,860	9,359,743	8,115,239

(241,411)	(172,364)	(75,617)	120,469	7,252	46,116

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Statements of Changes in Net Assets – (concluded)

	Global Emerging Markets Fund		International Equity Fund		High Yield Fund
	For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)	For the period ended March 31, 2013 (Unaudited) ($)	For the year ended September 30, 2012 ($)	For the period ended March 31, 2013 (Unaudited) ($)*
Operations:
Net investment income (loss)	(46,167)	124,524	30,636	119,822	571,702
Net realized gain (loss)	(190,863)	(1,085,609)	(16,383)	(214,859)	182,805
Net change in unrealized appreciation (depreciation)	496,889	2,419,889	830,149	918,647	581,817

Net increase (decrease) in net assets resulting from operations	259,859	1,458,804	844,402	823,610	1,336,324

Dividends to shareholders from:
Net investment income:
Class A	(17,901)	(954)	(11,727)	—	(26,193)
Class C	(1,348)	(21)	(4,188)	—	(16,529)
Class I	(94,498)	(35,296)	(107,104)	—	(505,816)
Class S	—	—	—	—	—
Net realized gains:
Class A	—	(46,786)	—	(8,711)	—
Class C	—	(13,883)	—	(21,601)	—
Class I	—	(1,195,313)	—	(577,886)	—

Total dividends to shareholders	(113,747)	(1,292,253)	(123,019)	(608,198)	(548,538)

Share transactions (See Note I)
Proceeds from shares sold	8,295,329	7,806,138	162,202	1,392,768	37,673,417
Reinvestment of cash dividends	77,465	1,167,490	116,694	576,088	548,212
Cost of shares redeemed	(3,576,693)	(7,531,989)	(116,707)	(287,984)	(1,221)
Redemption fees	1,010	247	—	7	—

Net increase (decrease) in net assets from Fund share transactions	4,797,111	1,441,886	162,189	1,680,879	38,220,408

Increase (decrease) in net assets	4,943,223	1,608,437	883,572	1,896,291	39,008,194

Net Assets
Beginning of period	10,744,367	9,135,930	8,296,933	6,400,642	—

End of period	15,687,590	10,744,367	9,180,505	8,296,933	39,008,194

Accumulated net investment income (loss)	(51,792)	108,122	18,315	110,698	23,164

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,					Period Ended September 30, 2009(a)
Class A			2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.38		$9.46	$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		0.02	0.13		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.64		(0.05)	0.04	(i)	0.06		0.97	(g)

Total income (loss) from investment operations	1.65		(0.03)	0.17		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.07)		(0.05)	(0.02)		—		—
Net realized gains	—		—	—		—		—

Total distributions	(0.07)		(0.05)	(0.02)		—		—

Redemption fees(b)	—	(h)	— (h)	0.05		—		—	(h)

Net asset value, end of period	$10.96		$9.38	$9.46		$9.26		$9.16

Total return (%)(c)(d)	17.68	*	(0.34)	2.34		1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4		$5	$7		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.14	**	1.93	1.78		2.35		2.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.85	**	1.85	1.80		1.85		1.85	**
Ratio of net investment income (loss) (%)	0.13	**	0.22	1.27		0.49		(0.98	)**
Portfolio turnover rate (%)	25	*	34	54		47		140	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,					Period Ended September 30, 2009(a)
Class C			2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.17		$9.28	$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04		(0.05)	0.04		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54		(0.05)	0.08	(i)	0.09		0.91	(g)

Total income (loss) from investment operations	1.58		(0.10)	0.12		0.02		0.89

Distributions to shareholders from:
Net investment income	(0.01)		(0.01)	—		—		—
Net realized gains	—		—	—		—		—

Total distributions	(0.01)		(0.01)	—		—		—

Redemption fees(b)	—	(h)	— (h)	—		—		—

Net asset value, end of period	$10.74		$9.17	$9.28		$9.16		$9.14

Total return (%)(c)(d)	17.30	*	(1.10)	1.31		0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2		$1	$1		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.82	**	2.69	2.56		3.02		3.14	**
Ratio of expenses after expense reductions/recoupment (%)	2.60	**	2.60	2.54		2.60		2.60	**
Ratio of net investment income (loss) (%)	0.73	**	(0.54)	0.45		(0.78)		(0.41	)**
Portfolio turnover rate (%)	25	*	34	54		47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.
(i)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class I			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.36		$9.44	$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02		(0.05)	0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.64		0.03 (g)	(0.12)	0.12	0.92	(e)

Total income (loss) from investment operations	1.66		(0.02)	0.19	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.13)		(0.06)	(0.03)	(0.08)	—
Net realized gains	—		—	—	—	—

Total distributions	(0.13)		(0.06)	(0.03)	(0.08)	—

Redemption fees(b)	—	(f)	— (f)	0.04	— (f)	—

Net asset value, end of period	$10.89		$9.36	$9.44	$9.24	$9.21

Total return (%)(c)	17.85	*	(0.24)	2.46	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6		$7	$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.87	**	1.52	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupment (%)	1.60	**	1.51	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.40	**	(0.50)	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	25	*	34	54	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.
(g)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012
Class S			2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.46		$9.53	$9.33	$9.28	$9.53	$12.94
Income (loss) from investment operations:
Net investment income (loss)(a)	0.01		0.04	0.03	(0.01)	— (b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.66		(0.06)	0.19 (f)	0.13	(0.23)	(3.39)

Total income from investment operations	1.67		(0.02)	0.22	0.12	(0.23)	(3.41)

Distributions to shareholders from:
Net investment income	(0.12)		(0.05)	(0.02)	(0.07)	(0.02)	—
Net realized gain	—		—	—	—	—	—

Total distributions	(0.12)		(0.05)	(0.02)	(0.07)	(0.02)	—

Redemption fees(a)(b)	—		—	—	—	—	—

Net asset value, end of period	$11.01		$9.46	$9.53	$9.33	$9.28	$9.53

Total return (%)(c)	17.77	*	(0.17)	2.34	1.29	(2.34)	(26.35)
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$151		$140	$155	$173	$194	$233
Ratio of expenses before expense reductions/recoupment (%)(e)	1.98	**	1.77	1.65	1.97	2.22	1.69
Ratio of expenses after expense reductions/recoupment (%)	1.72	**	1.68	1.65	1.68	1.75	1.63 (d)
Ratio of net investment income (loss) (%)	0.17	**	0.47	0.28	(0.12)	(0.03)	(0.19)
Portfolio turnover rate (%)	25	*	34	54	47	140	95

*	Not Annualized.
**	Annualized.
(a)	Calculated based on average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	The Fund received reimbursement from a third party for certain expenses during the period—See Note F.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012			Period Ended September 30, 2009(a)
Class A			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.79		$12.42	$16.53	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)		0.02	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.95		2.38	(1.89)	2.88	5.22

Total income (loss) from investment operations	0.90		2.40	(1.80)	2.97	5.31

Distributions to shareholders from:
Net investment income	(0.10)		(0.03)	(0.14)	(0.09)	—
Net realized gains	—		—	(2.17)	(1.66)	—

Total distributions	(0.10)		(0.03)	(2.31)	(1.75)	—

Redemption fees(b)	—	(g)	— (g)	— (g)	—	—

Net asset value, end of period	$15.59		$14.79	$12.42	$16.53	$15.31

Total return (%)(c)(d)	6.10	*	19.40	(13.22)	20.88	53.10	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4		$4	$3	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.66	**	4.71	4.61	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.75	**	1.75	1.75	1.85	1.85	**
Ratio of net investment income (loss) (%)	(0.71	)**	0.16	0.59	0.59	0.98	**
Portfolio turnover rate (%)	49	*	54	42	125	123	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012			Period Ended September 30, 2009(a)
Class C			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.49		$12.23	$16.40	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)		(0.08)	(0.03)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.94		2.34	(1.85)	2.92	5.20

Total income (loss) from investment operations	0.83		2.26	(1.88)	2.84	5.22

Distributions to shareholders from:
Net investment income	—		—	(0.12)	—	—
Net realized gains	—		—	(2.17)	(1.66)	—

Total distributions	—		—	(2.29)	(1.66)	—

Redemption fees(b)	—	(g)	— (g)	— (g)	—	—

Net asset value, end of period	$15.32		$14.49	$12.23	$16.40	$15.22

Total return (%)(c)(d)	5.73	*	18.48	(13.85)	20.03	52.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2		$2	$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	7.42	**	5.43	5.41	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	**	2.50	2.50	2.60	2.60	**
Ratio of net investment income (loss) (%)	(1.48	)**	(0.56)	(0.23)	(0.54)	0.17	**
Portfolio turnover rate (%)	49	*	54	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class I			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.89		$12.51	$16.60	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)		0.05	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97		2.39	(1.84)	2.87	5.23

Total income (loss) from investment operations	0.93		2.44	(1.77)	3.01	5.34

Distributions to shareholders from:
Net investment income	(0.14)		(0.06)	(0.15)	(0.09)	—
Net realized gains	—		—	(2.17)	(1.66)	—

Total distributions	(0.14)		(0.06)	(2.32)	(1.75)	—

Redemption fees(b)	—	(e)	— (e)	—	— (e)	—

Net asset value, end of period	$15.68		$14.89	$12.51	$16.60	$15.34

Total return (%)(c)	6.26	*	19.60	(12.99)	21.17	53.40	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4		$3	$8	$9	$8
Ratio of expenses before expense reductions (%)(d)	6.38	**	4.18	4.65	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.50	**	1.50	1.51	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.46	)**	0.35	0.45	0.94	1.20	**
Portfolio turnover rate (%)	49	*	54	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Financial Highlights – India Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,				Period Ended September 30, 2009(a)
Class A			2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.31		$10.53	$15.38		$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)		(0.09)	(0.08)		— (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.18)		0.87	(3.46	)(h)	3.49	6.96

Total income (loss) from investment operations	(0.27)		0.78	(3.54)		3.49	6.87

Distributions to shareholders from:
Net realized gains	—		—	(1.30)		(4.98)	—
Return of capital	—		—	(0.01)		—	—

Total distributions	—		—	(1.31)		(4.98)	—

Redemption fees(b)	0.01		— (g)	—		—	—

Net asset value, end of period	$11.05		$11.31	$10.53	(h)	$15.38	$16.87

Total return (%)(c)(d)	(2.30	)*	7.41	(25.19	)(h)	25.69	68.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$1	$1		$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.19	**	6.11	5.99		7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	1.95		1.95	1.95	**
Ratio of net investment income (loss) (%)	(1.50	)**	(0.83)	(0.61)		(0.03)	(1.02	)**
Portfolio turnover rate (%)	43	*	104	59		91	204	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,				Period Ended September 30, 2009(a)
Class C			2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.05		$10.25	$15.13		$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)		(0.16)	(0.08)		(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.31)		0.96	(3.49)		3.54	6.95

Total income (loss) from investment operations	(0.43)		0.80	(3.57)		3.34	6.77

Distributions to shareholders from:
Net realized gains	—		—	(1.30)		(4.98)	—
Return of capital	—		—	(0.01)		—	—

Total distributions	—		—	(1.31)		(4.98)	—

Redemption fees(b)	0.01		— (g)	—		—	—

Net asset value, end of period	$10.63		$11.05	$10.25		$15.13	$16.77

Total return (%)(c)(d)	(3.80	)*	7.80	(25.85)		24.78	67.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$—	(e)	$— (e)	$1		$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.95	**	6.75	6.56		8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	2.70		2.70	2.70	**
Ratio of net investment income (loss) (%)	(2.26	)**	(1.62)	(0.66)		(1.43)	(1.93	)**
Portfolio turnover rate (%)	43	*	104	59		91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.
(h)

Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for Class A for the year ended September 30, 2011 were restated during the year ended September 30, 2012.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,				Period Ended September 30, 2009(a)
Class I			2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.54		$10.73	$15.46		$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)		(0.06)	(0.06)		(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.31)		0.87	(3.36	)(f)	3.60	6.97

Total income (loss) from investment operations	(0.38)		0.81	(3.42)		3.54	6.90

Distributions to shareholders from:
Net investment income	—	(e)	—	—		—	—
Net realized gains	—		—	(1.30)		(4.98)	—
Return of capital	—		—	(0.01)		—	—

Total distributions	—	(e)	—	(1.31)		(4.98)	—

Redemption fees(b)	0.01		— (e)	—	(e)	—	—

Net asset value, end of period	$11.17		$11.54	$10.73	(f)	$15.46	$16.90

Total return (%)(c)	(3.17	)*	7.55	(24.20	)(f)	26.02	69.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9		$9	$9		$11	$8
Ratio of expenses before expense reductions (%)(d)	5.95	**	5.87	5.81		7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	1.70		1.70	1.70	**
Ratio of net investment income (loss) (%)	(1.25	)**	(0.54)	(0.48)		(0.43)	(0.77	)**
Portfolio turnover rate (%)	43	*	104	59		91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.
(f)

Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for the year ended September 30, 2011 were restated during the year ended September 30, 2012.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Financial Highlights – Greater China Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class A			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.81		$11.40	$15.53	$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)		0.06	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81		1.46	(2.69)	1.80	4.18

Total income (loss) from investment operations	0.70		1.52	(2.45)	1.99	4.30

Distributions to shareholders from:
Net investment income	(0.15)		(0.15)	(0.14)	(0.15)	—
Net realized gains	—		(0.97)	(1.54)	(0.61)	—

Total distributions	(0.15)		(1.12)	(1.68)	(0.76)	—

Redemption fees(b)	—	(g)	0.01	—	—	—

Net asset value, end of period	$12.36		$11.81	$11.40	$15.53	$14.30

Total return (%)(c)(d)	5.87	*	14.71	(18.40)	14.33	43.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	5.84	**	6.99	6.48	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	(1.81	)**	0.54	1.63	1.34	1.38	**
Portfolio turnover rate (%)	44	*	82	67	78	53	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class C			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.78		$11.36	$15.40	$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.15)		0.25	0.08	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81		1.21	(2.53)	1.80	4.12

Total income (loss) from investment operations	0.66		1.46	(2.45)	1.86	4.22

Distributions to shareholders from:
Net investment income	(0.12)		(0.07)	(0.05)	(0.07)	—
Net realized gains	—		(0.97)	(1.54)	(0.61)	—

Total distributions	(0.12)		(1.04)	(1.59)	(0.68)	—

Redemption fees(b)	—	(g)	—	—	—	—

Net asset value, end of period	$12.32		$11.78	$11.36	$15.40	$14.22

Total return (%)(c)(d)	5.57	*	13.98	(18.39)	13.46	42.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$— (e)	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.95	**	7.94	7.33	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	(2.48	)**	2.17	0.57	0.42	1.11	**
Portfolio turnover rate (%)	44	*	82	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class I			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.92		$11.47	$15.60	$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)		0.18	0.18	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.82		1.40	(2.62)	1.90	4.19

Total income (loss) from investment operations	0.73		1.58	(2.44)	2.03	4.33

Distributions to shareholders from:
Net investment income	(0.15)		(0.16)	(0.15)	(0.15)	—
Net realized gains	—		(0.97)	(1.54)	(0.61)	—

Total distributions	(0.15)		(1.13)	(1.69)	(0.76)	—

Redemption fees(b)	—	(e)	— (e)	—	—	—

Net asset value, end of period	$12.50		$11.92	$11.47	$15.60	$14.33

Total return (%)(c)	6.13	*	15.09	(18.23)	14.62	43.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8		$8	$7	$8	$7
Ratio of expenses before expense reductions (%)(d)	5.99	**	6.79	6.31	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	(1.49	)**	1.58	1.19	0.94	1.62	**
Portfolio turnover rate (%)	44	*	82	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class A			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.52		$11.30	$12.37	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13		0.32	0.39	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.02		1.76	(0.57)	0.69	1.76

Total income (loss) from investment operations	1.15		2.08	(0.18)	0.99	1.98

Distributions to shareholders from:
Net investment income	(0.18)		(0.34)	(0.32)	(0.25)	(0.13)
Net realized gains	(0.06)		(0.53)	(0.57)	(0.22)	—

Total distributions	(0.24)		(0.87)	(0.89)	(0.47)	(0.13)

Redemption fees(b)	—		0.01	—	—	—

Net asset value, end of period	$13.43		$12.52	$11.30	$12.37	$11.85

Total return (%)(c)(d)	9.36	*	19.15	(2.08)	8.50	20.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.05	**	7.07	7.29	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	**	1.50	1.50	1.75	1.75	**
Ratio of net investment income (loss) (%)	1.95	**	2.63	3.06	2.55	2.94	**
Portfolio turnover rate (%)	12	*	45	49	39	33	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class C			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.56		$11.35	$12.43	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09		0.23	0.29	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.02		1.78	(0.57)	0.73	1.75

Total income (loss) from investment operations	1.11		2.01	(0.28)	0.90	1.93

Distributions to shareholders from:
Net investment income	(0.14)		(0.27)	(0.23)	(0.10)	(0.08)
Net realized gains	(0.06)		(0.53)	(0.57)	(0.22)	—

Total distributions	(0.20)		(0.80)	(0.80)	(0.32)	(0.08)

Redemption fees(b)	—		—	—	—	—

Net asset value, end of period	$13.47		$12.56	$11.35	$12.43	$11.85

Total return (%)(c)(d)	8.94	*	18.21	(2.80)	7.61	19.41	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—		$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.72	**	7.89	8.18	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.25	**	2.25	2.26	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.40	**	1.88	2.29	1.46	2.37	**
Portfolio turnover rate (%)	12	*	45	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

70	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class I			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.50		$11.30	$12.36	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13		0.34	0.38	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.04		1.77	(0.52)	0.73	1.77

Total income (loss) from investment operations	1.17		2.11	(0.14)	1.01	2.01

Distributions to shareholders from:
Net investment income	(0.20)		(0.38)	(0.35)	(0.29)	(0.15)
Net realized gains	(0.06)		(0.53)	(0.57)	(0.22)	—

Total distributions	(0.26)		(0.91)	(0.92)	(0.51)	(0.15)

Redemption fees(b)	—		—	—	—	—

Net asset value, end of period	$13.41		$12.50	$11.30	$12.36	$11.86

Total return (%)(c)	9.51	*	19.29	(1.78)	8.70	20.34	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9		$8	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)	5.88	**	6.85	7.20	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.25	**	1.25	1.27	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.11	**	2.84	2.97	2.35	3.18	**
Portfolio turnover rate (%)	12	*	45	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – Global Emerging Markets Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class A			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.39		$13.05	$16.67	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)		0.12	0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.43		2.05	(2.29)	2.23	5.67

Total income (loss) from investment operations	0.37		2.17	(2.14)	2.22	5.62

Distributions to shareholders from:
Net investment income	(0.11)		(0.04)	—	(0.09)	—
Net realized gains	—		(1.79)	(1.48)	(1.08)	—

Total distributions	(0.11)		(1.83)	(1.48)	(1.17)	—

Redemption fees(b)	—	(g)	— (g)	—	—	—

Net asset value, end of period	$13.65		$13.39	$13.05	$16.67	$15.62

Total return (%)(c)(d)	2.73	*	18.45	(14.60)	15.13	56.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4		$2	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.17	**	5.16	5.56	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	1.85	1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.87	)**	0.95	0.95	(0.10)	(0.45	)**
Portfolio turnover rate (%)	27	*	75	50	87	84	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class C			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.05		$12.83	$16.53	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)		0.05	0.01	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.44		1.96	(2.23)	2.22	5.45

Total income (loss) from investment operations	0.33		2.01	(2.22)	2.09	5.53

Distributions to shareholders from:
Net investment income	(0.04)		— (g)	—	(0.01)	—
Net realized gains	—		(1.79)	(1.48)	(1.08)	—

Total distributions	(0.04)		(1.79)	(1.48)	(1.09)	—

Redemption fees(b)	—	(g)	—	—	—	—

Net asset value, end of period	$13.34		$13.05	$12.83	$16.53	$15.53

Total return (%)(c)(d)	2.50	*	17.42	(15.25)	14.30	55.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$— (e)	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.92	**	5.78	6.35	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.60	**	2.60	2.60	2.70	2.70	**
Ratio of net investment income (loss) (%)	(1.61	)**	0.39	0.09	(0.88)	0.79	**
Portfolio turnover rate (%)	27	*	75	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

72	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Emerging Markets Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class I			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.49		$13.13	$16.73	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)		0.13	0.12	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.45		2.07	(2.24)	2.24	5.51

Total income (loss) from investment operations	0.41		2.20	(2.12)	2.26	5.65

Distributions to shareholders from:
Net investment income	(0.13)		(0.05)	—	(0.10)	—
Net realized gains	—		(1.79)	(1.48)	(1.08)	—

Total distributions	(0.13)		(1.84)	(1.48)	(1.18)	—

Redemption fees(b)	—	(e)	— (e)	— (e)	—	—

Net asset value, end of period	$13.77		$13.49	$13.13	$16.73	$15.65

Total return (%)(c)	3.00	*	18.64	(14.42)	15.40	56.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$11		$9	$9	$9	$8
Ratio of expenses before expense reductions (%)(d)	5.06	**	4.86	5.44	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.60	**	1.60	1.61	1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.59	)**	0.98	0.75	0.12	1.58	**
Portfolio turnover rate (%)	27	*	75	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Financial Highlights – International Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class A			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.63		$10.44	$12.59	$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03		0.16	0.12	0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.04		1.03	(1.24)	0.35	2.90

Total income (loss) from investment operations	1.07		1.19	(1.12)	0.44	2.95

Distributions to shareholders from:
Net investment income	(0.15)		—	(0.23)	(0.18)	—
Net realized gains	—		(1.00)	(0.80)	(0.62)	—

Total distributions	(0.15)		(1.00)	(1.03)	(0.80)	—

Redemption fees(b)	—		— (g)	—	—	—

Net asset value, end of period	$11.55		$10.63	$10.44	$12.59	$12.95

Total return (%)(c)(d)	10.09	*	12.20	(10.23)	3.50	29.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$1	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)(h)	5.77	**	6.48	6.61	9.56	15.03	**
Ratio of expenses after expense reductions (%)(h)	1.25	**	1.26	1.65	1.75	1.75	**
Ratio of net investment income (loss) (%)(h)	0.52	**	1.57	0.94	0.75	0.64	**
Portfolio turnover rate (%)	19	*	56	76	69	48	*
	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class C			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.42		$10.31	$12.51	$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)		0.06	0.05	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.02		1.05	(1.24)	0.25	2.89

Total income (loss) from investment operations	1.01		1.11	(1.19)	0.39	2.88

Distributions to shareholders from:
Net investment income	(0.09)		—	(0.21)	(0.14)	—
Net realized gains	—		(1.00)	(0.80)	(0.62)	—

Total distributions	(0.09)		(1.00)	(1.01)	(0.76)	—

Redemption fees(b)	—		—	—	—	—

Net asset value, end of period	$11.34		$10.42	$10.31	$12.51	$12.88

Total return (%)(c)(d)	9.68	*	11.53	(10.90)	3.10	28.80	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$— (e)	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)(h)	6.47	**	7.31	7.35	9.80	15.78	**
Ratio of expenses after expense reductions (%)(h)	2.00	**	2.08	2.40	2.50	2.50	**
Ratio of net investment income (loss) (%)(h)	(0.21	)**	0.61	0.42	1.19	(0.11	)**
Portfolio turnover rate (%)	19	*	56	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.
(h)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – International Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013 (Unaudited)		Year Ended September 30,			Period Ended September 30, 2009(a)
Class I			2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.76		$10.53	$12.66	$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04		0.18	0.11	0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06		1.05	(1.20)	0.26	2.90

Total income (loss) from investment operations	1.10		1.23	(1.09)	0.52	2.97

Distributions to shareholders from:
Net investment income	(0.17)		—	(0.24)	(0.21)	—
Net realized gains	—		(1.00)	(0.80)	(0.62)	—

Total distributions	(0.17)		(1.00)	(1.04)	(0.83)	—

Redemption fees(b)	—		— (e)	—	—	—

Net asset value, end of period	$11.69		$10.76	$10.53	$12.66	$12.97

Total return (%)(c)	10.25	*	12.50	(9.96)	4.13	29.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8		$7	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)(f)	5.51	**	6.31	6.52	8.84	14.78	**
Ratio of expenses after expense reductions (%)(f)	1.00	**	1.10	1.41	1.50	1.50	**
Ratio of net investment income (loss) (%)(f)	0.79	**	1.68	0.84	2.18	0.89	**
Portfolio turnover rate (%)	19	*	56	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.
(f)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	75

Financial Highlights – High Yield Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013
Class A	(Unaudited)(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.24

Total income (loss) from investment operations	0.42

Distributions to shareholders from:
Net investment income	(0.16)
Net realized gains	—

Total distributions	(0.16)

Redemption fees(b)	—

Net asset value, end of period	$10.26

Total return (%)(c)(d)	4.25	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2
Ratio of expenses before expense reductions (%)(e)	3.63	**
Ratio of expenses after expense reductions (%)	1.10	**
Ratio of net investment income (loss) (%)	7.43	**
Portfolio turnover rate (%)	87	*
	Period Ended March 31, 2013
Class C	(Unaudited)(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.24

Total income (loss) from investment operations	0.40

Distributions to shareholders from:
Net investment income	(0.14)
Net realized gains	—

Total distributions	(0.14)

Redemption fees(b)	—

Net asset value, end of period	$10.26

Total return (%)(c)(d)	4.07	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1
Ratio of expenses before expense reductions (%)(e)	4.36	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (loss) (%)	6.38	**
Portfolio turnover rate (%)	87	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – High Yield Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2013
Class I	(Unaudited)(a)
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25

Total income from investment operations	0.43

Distributions to shareholders from:
Net investment income	(0.17)
Net realized gains	—

Total distributions	(0.17)

Redemption fees(b)	—

Net asset value, end of period	$10.26

Total return (%)(c)	4.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$36
Ratio of expenses before expense reductions (%)(d)	3.34	**
Ratio of expenses after expense reductions (%)	0.85	**
Ratio of net investment income (loss) (%)	7.38	**
Portfolio turnover rate (%)	87	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	77

Notes to Financial Statements

March 31, 2013 (Unaudited)

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following eight series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, International Equity Fund, and High Yield Fund (each individually, a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund, which is non-diversified.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962, and High Yield Fund, which commenced operations on December 27, 2012. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares. 150,000,000 shares have been allocated to Funds or classes that are not currently in operation.

The investment objective of each of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks. The investment objective of High Yield Fund is to achieve current yield and capital growth.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares are subject to a 5.75% front end sales load (3.75% for High Yield Fund) and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or

78	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At March 31, 2013, foreign securities representing the following percentages of net assets of the Funds

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were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Funds
The Japan Fund	96.8%
Asia Pacific ex Japan Fund	84.7%
India Fund	88.9%
Greater China Fund	92.4%
Global Equity Income Fund	45.2%
Global Emerging Markets Fund	62.4%
International Equity Fund	53.0%
High Yield Fund	N/A

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board.

At March 31, 2013, the total value of securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee represented approximately 4.73% and 7.50% of the net assets for the Asia Pacific ex Japan Fund and the Global Emerging Markets Fund, respectively. These securities are classified as using Level 2 inputs within the valuation inputs disclosure on the Funds’ Schedule of Investments. At March 31, 2013, no other Funds had fair value determinations other than noted above.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value

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Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no additional transfers between Level 1, 2, or 3 as of March 31, 2013, based on the valuation input Levels on September 30, 2012 for the Funds, other than what was disclosed following each Fund’s Schedule of Investments.

Real Estate Investment Trust. Each Fund is permitted to invest in real estate investment trusts (“REIT“s). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based broker’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually.

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Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Funds’ 2013 tax returns. The Corporation identifies its major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indian Capital Gain Tax Provision. The India Fund may also be subject to capital gains tax in India on gains realized upon the sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of March 31, 2013, there were no deferred liabilities recorded as estimates for potential future India capital gains taxes. As of March 31, 2013, the India Fund recorded a receivable for Indian capital gains tax refund of $59,730.

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering and Organizational Costs. Organizational costs for the High Yield Fund consists of incorporation fees and legal fees. These costs are expensed as incurred and are reflected on the Statements of Operations. Offering costs for the High Yield Fund consists of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the High Yield Fund. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs incurred and expensed for the period ended March 31, 2013 were as follows:

Fund	Costs Incurred	Costs Expensed
High Yield Fund	$146,174	$35,933

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Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). The Funds reserve the right to modify the term of or terminate this fee at any time.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the period ended March 31, 2013, were as follows:

Fund	Purchases	Sales
The Japan Fund	$36,996,148	$53,799,048
Asia Pacific ex Japan Fund	4,568,989	4,426,681
India Fund	4,136,876	4,770,358
Greater China Fund	4,045,891	4,262,864
Global Equity Income Fund	1,648,037	985,051
Global Emerging Markets Fund	8,055,998	3,521,552
International Equity Fund	1,464,432	1,707,590
High Yield Fund	53,998,792	20,173,355

D. Affiliated Holdings

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A., Inc. (“NAM USA”), or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the period ended March 31, 2013 were as follows:

Affiliated Fund Name	Balance of Shares Held at 09/30/2012	Gross Additions	Gross Reductions	Balance of Shares Held at 03/31/2013	Value at 03/31/2013	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
Asia Pacific ex Japan Fund — Institutional Shares	50,062	$6,899	$—	50,516	$792,082	$6,899	$—
The Japan Fund — Institutional Shares	150,571	18,851	—	152,520	1,660,947	18,851	—

Total	200,633	$25,750	$—	203,036	$2,453,029	$25,750	$—

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Service Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds subject to the general supervision and control of the Board and officers of the Corporation.

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For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on the Fund’s average daily net assets in excess of $2 billion.
Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85% on the Fund’s average daily net assets.
High Yield Fund	0.65% on the Fund’s average daily net assets.

*	The calculation of the Fund’s average daily net assets for the purpose of determining the Advisory Fee excludes assets invested in affiliated holdings.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Funds	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
International Equity Fund	NAM UK
High Yield Fund	Nomura Corporate Research and Assets Management Inc. (“NCRAM”)

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Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the period ended March 31, 2013, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the period ended March 31, 2013, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees”. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

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Directors’ and Officers’ Fees and Expenses. Retainer and meeting fees were as follows:

Quarterly Retainer for each Director	$12,500
Additional Quarterly Retainer for the Chairman of the Board	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	1,500
Additional Quarterly Retainer for the Compensation Committee Chair	1,000
Quarterly Regular Board Meeting Fee	4,000
Special Non-Quarterly Board Meeting Fee	1,500
Audit Committee Meeting Fee	3,000
Executive Committee Meeting Fee	1,500
Investment Oversight Committee Meeting Fees	3,000

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.25% for Global Equity Income Fund; 1.60% for Global Emerging Markets Fund; 1.40% for International Equity Fund; and 0.85% for High Yield Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2014 (January 28, 2015 for High Yield Fund) (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, reimburse the International Equity Fund for the amount of fees and expenses incurred indirectly by the Fund through its investment in affiliated holdings through at least January 28, 2014. This amounted to $17,602 for the period ended March 31, 2013. This amount is not subject to the expense recapture provision described below.

During the period ended March 31, 2013, the Funds’ Administrator and Custodian have contractually agreed to waive a portion of their fees.

For the period ended March 31, 2013, fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$192,778	$938	$193,716
Asia Pacific ex Japan Fund	215,830	11,500	227,330
India Fund	204,846	11,500	216,346
Greater China Fund	192,811	11,500	204,311
Global Equity Income Fund	185,729	11,500	197,229
Global Emerging Markets Fund	215,208	11,500	226,708
International Equity Fund	186,243	11,500	197,743
High Yield Fund	194,148	—	194,148

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Under the terms of the Expense Cap Agreements, if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. For the three years through March 31, 2013, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Expires March 31,	Total Amount Eligible for Recoupment
Funds	2013	2014	2015	2016
The Japan Fund	$316,602	$—	$131,246	$192,778	$640,626
Asia Pacific ex Japan Fund	448,200	361,616	366,461	215,830	1,392,107
India Fund	430,138	384,485	360,966	204,846	1,380,435
Greater China Fund	417,924	343,139	346,791	192,811	1,300,665
Global Equity Income Fund	446,528	363,552	375,256	185,729	1,371,065
Global Emerging Markets Fund	404,072	331,056	370,592	215,208	1,320,928
International Equity Fund	392,010	312,237	308,828	168,641	1,181,716
High Yield Fund	—	—	—	194,148	194,148

G. Federal Income Tax Information

During the years ended September 30, 2012 and September 30, 2011, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2012			Year Ended September 30, 2011
Funds	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$1,313,579	$—	$1,313,579	$367,210	$—	$367,210
Asia Pacific ex Japan Fund	53,587	—	53,587	626,292	1,031,841	1,658,133
India Fund	—	—	—	561,779	381,916	943,695
Greater China Fund	390,078	335,838	725,916	142,029	765,755	907,784
Global Equity Income Fund	242,343	312,419	554,762	314,875	199,087	513,962
Global Emerging Markets Fund	273,347	1,018,906	1,292,253	366,791	444,866	811,657
International Equity Fund	252,030	356,168	608,198	369,424	189,468	558,892
High Yield Fund	—	—	—	—	—	—

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March 31, 2013 (Unaudited)

The components of distributable earnings for the Funds as of September 30, 2012 are listed below:

Funds	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Currency Loss Deferral	Total
The Japan Fund	$1,724,495	$—	$13,141,570	$(55,199,521)	$(10,012,320)	$(50,345,776)
Asia Pacific ex Japan Fund	55,867	—	2,321,784	(255,509)	(852,064)	1,270,078
India Fund	—	—	1,251,625	(521,176)	(932,781)	(202,332)
Greater China Fund	120,469	—	1,040,597	—	(521,171)	639,895
Global Equity Income Fund	78,160	29,467	1,192,541	—	—	1,300,168
Global Emerging Markets Fund	108,122	—	1,922,850	—	(865,274)	1,165,698
International Equity Fund	110,698	—	247,482	(63,670)	(44,190)	250,320
High Yield Fund	—	—	—	—	—	—

*	Includes unrealized appreciation (depreciation) on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

The following summarizes the capital loss carryforwards as of September 30, 2012 for the Funds. These capital loss carryforwards are available to offset future gains.

Funds	2017	2018	Non-expiring Loss	Total
The Japan Fund	$1,158,053	$53,011,487	$1,029,981	$55,199,521
Asia Pacific ex Japan Fund	—	—	255,509	255,509
India Fund	—	—	521,176	521,176
International Equity Fund	—	—	63,670	63,670

During the year ended September 30, 2012, The Japan Fund had no capital loss carryforwards.

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Cost of investments for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) on investments at March 31, 2013 consists of:

Funds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$40,304,848	$(1,510,078)	$38,794,770	$118,922,701
Asia Pacific ex Japan Fund	2,666,329	(162,910)	2,503,419	7,453,509
India Fund	1,484,524	(429,398)	1,055,126	7,799,978
Greater China Fund	1,489,661	(157,982)	1,331,679	7,144,781
Global Equity Income Fund	1,955,188	(72,284)	1,882,904	7,408,953
Global Emerging Markets Fund	3,128,336	(494,855)	2,633,481	13,328,818
International Equity Fund	1,450,735	(274,667)	1,176,068	7,836,082
High Yield Fund	726,346	(146,424)	579,922	38,310,814

*	Does not include unrealized appreciation/depreciation on currency.

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in affiliated holdings to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If a Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Nomura Partners Funds	The World from Asia	:	89

Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

High Yield Bonds Risk. A Fund’s investment in high yield bonds (also known as junk bonds) will subject the Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see “Inflation Risk” below) and reduce a Fund’s ability to sell these securities (see “Liquidity Risk” below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see “Credit/ Default Risk” below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see “Distressed Securities Risk” below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in a Fund unless you are willing to assume the greater risk associated with high yield bonds.

Inflation (Interest Rate) Risk. Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by a Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce a Fund’s income. Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income a Fund receives from such securities and the net asset value of the Fund’s shares.

Liquidity Risk. Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, a Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. A Fund may invest up to 15% of its assets in illiquid securities.

Credit/Default Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, a Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

Distressed Securities Risk. Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch). Distressed securities frequently do not produce income and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Please refer to the prospectus for a complete description of risks associated with the Funds.

90	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of the period ended March 31, 2013 and September 30, 2012:

	The Japan Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	104,923	1,081,954	243,040	2,280,384
Class C	164,165	1,667,638	20,835	197,180
Class I	196,025	1,956,440	1,351,139	12,804,990
Class S	37,760	373,033	84,237	809,413
Shares reinvested
Class A	1,499	14,604	2,517	22,956
Class C	49	467	24	220
Class I	5,737	55,479	49,763	452,844
Class S	142,662	1,395,230	74,759	686,289
Shares redeemed
Class A	(289,187)	(2,673,549)	(441,833)	(4,186,482)
Class C	(6,819)	(66,888)	(35,921)	(337,851)
Class I	(414,821)	(3,887,696)	(8,878,614)	(82,848,674)
Class S	(1,301,919)	(12,671,353)	(1,625,527)	(15,554,044)
Redemption fees
Class A	—	10	—	793
Class C	—	3	—	14
Class I	—	15	—	673
Class S	—	382	—	2,540

Net increase (decrease) from Capital Transactions	(1,359,926)	(12,754,231)	(9,155,581)	(85,668,755)

Nomura Partners Funds	The World from Asia	:	91

Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

	Asia Pacific ex Japan Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	52,042	799,684	161,128	2,222,005
Class C	21,281	321,384	79,039	1,077,007
Class I	101,461	1,560,280	167,505	2,389,356
Shares reinvested
Class A	1,005	15,219	368	4,866
Class C	—	—	—	—
Class I	1,198	18,244	3,075	40,802
Shares redeemed
Class A	(41,099)	(623,142)	(177,223)	(2,398,271)
Class C	(33,086)	(498,003)	(69,747)	(966,673)
Class I	(60,412)	(931,615)	(631,321)	(8,784,129)
Redemption fees
Class A	—	46	—	51
Class C	—	20	—	5
Class I	—	39	—	28

Net increase (decrease) from Capital Transactions	42,390	662,156	(467,176)	(6,414,953)

	India Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	17,014	195,195	85,024	853,825
Class C	—	—	1,238	12,202
Class I	1,472	17,334	3,894	40,315
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	291	3,402	—	—
Shares redeemed
Class A	(10,080)	(116,171)	(70,746)	(712,276)
Class C	(3,140)	(35,208)	(63,672)	(617,259)
Class I	(9,245)	(106,871)	(18,558)	(190,505)
Redemption fees
Class A	—	710	—	19
Class C	—	70	—	15
Class I	—	7,017	—	174

Net increase (decrease) from Capital Transactions	(3,688)	(34,522)	(62,820)	(613,490)

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Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

	Greater China Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	86,351	1,080,776	47,808	593,764
Class C	15,026	182,876	39,289	451,171
Class I	3,862	49,229	859	9,670
Shares reinvested
Class A	1,001	12,535	5,732	59,730
Class C	496	6,202	128	1,337
Class I	7,809	98,705	62,907	659,265
Shares redeemed
Class A	(87,610)	(1,098,358)	(51,139)	(543,561)
Class C	(1,618)	(20,509)	(1,319)	(14,875)
Class I	—	—	—	—
Redemption fees
Class A	—	44	—	272
Class C	—	22	—	—
Class I	—	300	—	143

Net increase (decrease) from Capital Transactions	25,317	311,822	104,265	1,216,916

	Global Equity Income Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	16,515	215,349	26,700	319,673
Class C	18,863	247,984	7,855	96,587
Class I	10,454	133,248	8,052	98,890
Shares reinvested
Class A	154	1,934	316	3,721
Class C	60	762	261	3,088
Class I	12,726	160,018	44,565	523,024
Shares redeemed
Class A	(7,764)	(100,825)	(28,737)	(342,522)
Class C	—	—	(5,020)	(61,515)
Class I	(2,422)	(30,658)	—	—
Redemption fees
Class A	—	—	—	217
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	48,586	627,812	53,992	641,163

Nomura Partners Funds	The World from Asia	:	93

Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

	Global Emerging Markets Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	178,919	2,514,252	115,859	1,512,748
Class C	60,807	836,022	38,411	509,780
Class I	353,614	4,945,055	428,961	5,783,610
Shares reinvested
Class A	1,065	14,966	4,014	47,483
Class C	78	1,073	901	10,456
Class I	4,338	61,426	93,161	1,109,551
Shares redeemed
Class A	(18,988)	(265,406)	(16,259)	(216,278)
Class C	– (a)	(4)	(10,255)	(126,676)
Class I	(233,196)	(3,311,283)	(552,337)	(7,189,035)
Redemption fees
Class A	—	177	—	97
Class C	—	50	—	5
Class I	—	783	—	145

Net increase (decrease) from Capital Transactions	346,637	4,797,111	102,456	1,441,886

	International Equity Fund
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	1,402	15,249	86,308	910,581
Class C	8,427	92,190	42,023	428,860
Class I	4,789	54,763	5,348	53,327
Shares reinvested
Class A	955	10,633	12	114
Class C	35	392	43	415
Class I	9,384	105,669	58,314	575,559
Shares redeemed
Class A	(10,366)	(116,625)	(11,109)	(117,770)
Class C	(7)	(82)	(16,133)	(170,214)
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	1
Class C	—	—	—	—
Class I	—	—	—	6

Net increase (decrease) from Capital Transactions	14,619	162,189	164,806	1,680,879

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Nomura Partners Funds, Inc.

March 31, 2013 (Unaudited)

	High Yield Fund
	Period Ended March 31, 2013(b)
	Shares	Dollars ($)
Shares sold
Class A	214,520	2,168,418
Class C	116,615	1,169,500
Class I	3,416,364	34,335,499
Shares reinvested
Class A	2,577	26,193
Class C	1,568	16,203
Class I	49,704	505,816
Shares redeemed
Class A	(120)	(1,221)
Class C	—	—
Class I	—	—
Redemption fees
Class A	—	—
Class C	—	—
Class I	—	—

Net increase (decrease) from Capital Transactions	3,801,228	38,220,408

(a)	Amount represents less than one share.
(b)	Fund commenced operations on December 27, 2012.

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds Rate plus 1.25% or the LIBOR rate plus 1.25%. During the period ended March 31, 2013, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Nomura Partners Funds	The World from Asia	:	95

Other Information (Unaudited)

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

96	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual expenses – Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes – Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,176.75	$10.04	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%
Class C
Actual Fund Return	$1,000.00	$1,173.00	$14.09	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.97	13.04	2.60%
Class I
Actual Fund Return	$1,000.00	$1,178.53	$8.69	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%
Class S
Actual Fund Return	$1,000.00	$1,177.75	$9.34	1.72%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.36	8.65	1.72%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	97

Shareholder Expense Example (Unaudited) (continued)

Asia Pacific ex Japan Fund	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,061.02	$8.99	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.21	8.80	1.75%
Class C
Actual Fund Return	$1,000.00	$1,057.28	$12.82	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.47	12.54	2.50%
Class I
Actual Fund Return	$1,000.00	$1,062.59	$7.71	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.45	7.54	1.50%

India Fund
Class A
Actual Fund Return	$1,000.00	$977.01	$9.61	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%
Class C
Actual Fund Return	$1,000.00	$961.99	$13.21	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%
Class I
Actual Fund Return	$1,000.00	$968.31	$8.34	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,058.70	$10.01	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%
Class C
Actual Fund Return	$1,000.00	$1,055.68	$13.84	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%
Class I
Actual Fund Return	$1,000.00	$1,061.29	$8.74	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

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*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Shareholder Expense Example (Unaudited) (continued)

Global Equity Income Fund	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,093.58	$7.83	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.45	7.54	1.50%
Class C
Actual Fund Return	$1,000.00	$1,089.43	$11.72	2.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,013.71	11.30	2.25%
Class I
Actual Fund Return	$1,000.00	$1,095.05	$6.53	1.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.70	6.29	1.25%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,027.30	$9.35	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%
Class C
Actual Fund Return	$1,000.00	$1,024.99	$13.13	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.97	13.04	2.60%
Class I
Actual Fund Return	$1,000.00	$1,030.00	$8.10	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,100.90	$6.55	1.25	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,018.70	6.29	1.25	%**
Class C
Actual Fund Return	$1,000.00	$1,096.76	$10.46	2.00	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,014.96	10.05	2.00	%**
Class I
Actual Fund Return	$1,000.00	$1,102.47	$5.24	1.00	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,019.95	5.04	1.00	%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

Nomura Partners Funds	The World from Asia	:	99

Shareholder Expense Example (Unaudited) (concluded)

High Yield Fund	Beginning Account Value 1/2/13*	Ending Account Value 3/31/13	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,042.46	$2.74	1.10%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.45	5.54	1.10%
Class C
Actual Fund Return	$1,000.00	$1,040.68	$4.60	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%
Class I
Actual Fund Return	$1,000.00	$1,043.00	$2.12	0.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.69	4.28	0.85%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period (except for the Fund’s actual return information which reflects the 89 day period between January 2, 2013, the day the Fund started accruing expenses, through March 31, 2013).

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Board Approval of Investment Advisory Agreements and Sub-Advisory Agreements (Unaudited)

Matters bearing on the advisory agreements and sub-advisory agreements (the “Agreements”) for the series (each series a “Fund”) were considered at most, if not all, of the meetings of the Board of Directors (the “Board”) and the Investment Oversight Committee. The Directors regularly received information relating to the Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of each Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Funds, and (c) the economic outlook and general investment outlook in the markets in which the Funds invest. The Directors also regularly received information regarding (a) performance attribution analysis of the Funds, (b) the Funds’ compliance with prospectus and regulatory requirements, and (c) the allocation of the Funds’ brokerage, including (i) allocations, if any, to brokers affiliated with the Funds’ advisor or sub-advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

At a meeting held on November 13, 2012, the Board, including a majority of the directors who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Directors”), unanimously voted to approve the continuance, for another twelve-month period commencing December 22, 2012, of the investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) for The Japan Fund and, of the investment advisory agreement with NAM USA, and a sub-advisory agreement between NAM USA and NAM Tokyo, a sub-advisory agreement between NAM USA and Nomura Asset Management Singapore Limited (“NAM Singapore”), a sub-advisory agreement between NAM USA and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”), a sub-advisory agreement between NAM USA and Nomura Asset Management U.K. Limited (“NAM UK”) (NAM USA, NAM Tokyo, NAM Singapore, NAM Hong Kong and NAM UK being collectively referred to as the “Nomura entities”), and a sub-advisory agreement between NAM USA and Martin Currie Inc. (“Martin Currie”) (collectively, the “Sub-Advisors”) in connection with the investment management of The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the

Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund and the International Equity Fund.

In considering the approval of the continuance of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of an independent consultant to assist them with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding advisory fees, expense ratios (before and after applicable fee waiver and expense cap agreements (“Expense Caps”)), and investment performance of the Funds managed by the Nomura entities and Martin Currie, to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”).

In connection with the approval of the Agreements, the Directors had requested and evaluated extensive information and materials, in addition to those referenced above, from the Nomura entities, Martin Currie and other sources, including, among other items: (a) the discretionary investment advisory services provided by the Nomura entities and Martin Currie; (b) the breadth and experience of the investment management and research staff of the Nomura entities and Martin Currie; (c) financial statements of the Nomura entities and Martin Currie; (d) marketing and distribution support services provided by the Nomura entities to the Funds; (e) the Forms ADV of the Nomura entities and Martin Currie; (f) the profitability report of NAM USA with respect to each Fund; (g) the fees charged to institutional and other clients relative to fees charged to the Funds by the Nomura entities and Martin Currie; (h) the resources devoted to and the record of compliance with the each Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, and (iv) other policies and procedures that form the Nomura entities’ and Martin Currie’s portions of the Funds’ compliance program; and (i) NAM USA’s responsibilities overseeing the Funds’ service providers.

With the assistance of an outside independent consultant and independent legal counsel, the Board considered all factors deemed relevant with respect to the Nomura entities and Martin Currie, including but not limited to: the nature and quality of services provided;

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steps taken to identify and address performance issues; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Funds; commitments to provide contractual Expense Caps to the Funds through January 28, 2014; potential benefits to the Nomura entities and Martin Currie from their respective relationships to the Funds, including revenues to be derived from services provided to the Funds by their affiliates, if any; and potential benefits to the Funds and their shareholders of receiving research services, if any, from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining to approve the continuance of the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of the Investment Management and Sub-Advisory Services. The Board considered the nature and quality of the investment management services provided by the Nomura entities and Martin Currie, the expertise and investment experience of the investment management personnel who provide these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of the Nomura entities and Martin Currie and the service provider oversight and day-to-day operational responsibilities provided by NAM USA.

The Board considered NAM USA’s recommendations that each of the sub-advisory agreements be renewed. The Board also considered the reputation of Nomura Holdings, Inc. (the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States), its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the Sub-Advisors.

The Board compared the fees charged to each Fund against the fees charged to institutional and other clients of the Nomura entities and Martin Currie. The Board also considered the additional services that the Nomura entities provided to the Funds that were not provided to the Nomura entities’ institutional and other clients. The Board considered the investment management, compliance and administrative services NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. In addition, the Board considered the other direct and indirect benefits to the Funds, such as the Funds’ Expense Cap arrangements with NAM USA.

The Board determined that the investment management services provided by NAM USA were in the best interests of the Funds and their respective shareholders. The Board also determined that the investment advisory services provided by the respective Sub-Advisors were in the best interests of the Funds and their respective shareholders.

Investment Performance. The Investment Oversight Committee met quarterly with NAM USA to review and discuss the performance of each of the Sub-Advisors and to review reports in connection therewith. The Directors also reviewed information about each Fund’s investment objective, investment strategies and techniques and met with the portfolio managers for each Fund.

With the assistance of an independent consultant and NAM USA, the Board reviewed the investment performance of the Nomura entities and Martin Currie in managing the Funds for various time periods and determined, consistent with the advice of the independent consultant, that, in view of the investment objectives of each of the respective Funds and the market conditions, the investment performance of each of the Funds was acceptable.

The Board noted that market conditions and specific investment decisions could adversely affect each Fund’s investment performance in absolute and/or relative terms over short, or longer periods of time. In making its determinations the Board and the consultant noted that, the totality of the facts and circumstances, including small assets under management (“AUM”) of the Funds (except The Japan Fund), the steps that were taken by NAM USA and the Sub-Advisors to

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Board Approval of Investment Advisory Agreements and Sub-Advisory Agreements (Unaudited) (continued)

monitor and address performance issues, the general improved performance of certain of the Funds and the unsettled economic and market conditions prevailing during the first couple of years of NAM USA’s management of the Funds, supported the Board’s finding that the performance of each Fund was acceptable, and would continue to be subject to Board review at future meetings.

As to The Japan Fund, the Board noted that the investment performance since NAM USA and NAM Tokyo commenced investment management services on November 1, 2008, was slightly above the performance of its benchmark index for the eight-month period ended August 31, 2012, was slightly below its benchmark index for the one-year period ended August 31, 2012, and was above the performance of its benchmark index for the three-year period ended August 31, 2012. The Board noted that the investment performance of The Japan Fund, when compared to the performance of its Peer Funds, was average (in the middle quintile) for the eight-month period ended August 31, 2012 and the one-year period ended August 31, 2012, and was above average (in the second best quintile) for the three-year period ended August 31, 2012.

As to the Asia Pacific ex Japan Fund, the Board noted that the investment performance was slightly below the performance of its benchmark index for the eight-month period ended August 31, 2012 and the one-year period ended August 31, 2012, and outperformed the performance of its benchmark for the three-year period ended August 31, 2012. The Board noted that the investment performance of the Asia Pacific ex Japan Fund, when compared to the performance of its Peer Funds, was below average (in the fourth quintile) for the eight-month period ended August 31, 2012, was average (in the third quintile) for the one-year period ended August 31, 2012 and was above average (in the second quintile) for the three-year period ended August 31, 2012.

As to the Global Emerging Markets Fund, the Board noted that the investment performance was above the performance of its benchmark index for the eight-month period ended August 31, 2012, for the one-year period ended August 31, 2012 and for the three-year period ended August 31, 2012. The Board also noted that the Global Emerging Markets Fund’s investment performance, when compared to the performance of its

Peer Funds, was well above average (in the second quintile) for the eight-month period ended August 31, 2012, and the one-year period ended August 31, 2012, and was average (in the third quintile) for the three-year period ended August 31, 2012.

As to the Global Equity Income Fund, the Board noted that the investment performance was below the performance of its benchmark index for the eight-month period ended August 31, 2012, and was above the performance of its benchmark index for the one-year period ended August 31, 2012 and for the three-year period ended August 31, 2012. The Board also noted that the Global Equity Income Fund’s performance, when compared to the performance of its Peer Funds, was well below average (in the last quintile) for the eight-month period ended August 31, 2012, but was above average (in the second quintile) for the for the one-year period ended August 31, 2012 and the three-year period ended August 31, 2012.

As to the Greater China Fund, the Board noted that the investment performance was above its benchmark index for the eight-month period ended August 31, 2012, but was below its benchmark index for the one-year period ended August 31, 2012 and was above its benchmark index for the three-year period ended August 31, 2012. The Board also noted that the Greater China Fund’s performance, when compared to the performance of its Peer Funds, was well above average (in the first quintile) for the eight-month period ended August 31, 2012, and was above average (in the second to top quintile) for the one-year period ended August 31, 2012 and the three-year period ended August 31, 2012.

As to India Fund, the Board noted that the investment performance was below its benchmark index for the eight-month period ended August 31, 2012 and the one-year period ended August 31, 2012, but was above its benchmark index for the three-year period ended August 31, 2012. The Board also noted that the India Fund’s performance, when compared to the performance of its Peer Funds, was well below average (in the bottom quintile) for the eight-month period ended August 31, 2012 and the one-year period ended August 31, 2012, and was below average (in the fourth quintile) for the three-year period ended August 31, 2012.

As to the International Equity Fund, the Board noted that the investment performance was above its

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benchmark index for the eight-month period ended August 31, 2012, the one year period ended August 31, 2012 and the three-year period ended August 31, 2012. The Board noted that the performance of the International Equity Fund, when compared to the performance of its Peer Funds, was below average (in the fourth quintile) for the eight-month period ended August 31, 2012, the one-year period ended August 31, 2012 and the three-year period ended August 31, 2012.

Profits and Costs of the Nomura Entities and Martin Currie; Expense Ratios of the Funds. The Directors reviewed comparative fee information regarding the fees the Nomura entities and Martin Currie charged other clients with similar investment strategies. The Board considered the fees charged to the Funds in the light of the services the Nomura entities and Martin Currie provided to the Funds. It was noted that the Nomura entities provided additional services to the Funds that the Nomura entities had not provided to their institutional clients. In addition, the Board considered the fees paid to NAM USA for the investment management, compliance, operational and administrative services NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. The Directors also reviewed profitability statements of NAM USA regarding its investment management services to each of the Funds.

The Board discussed the terms of the Expense Caps provided by NAM USA as well as the clawback provisions. The Board considered NAM USA’s proposal to extend until January 28, 2014 the existing contractual Expense Caps for the Funds so that the total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be: 1.60% for The Japan Fund, 1.70% for the Greater China Fund, 1.70% for the India Fund, 1.50% for the Asia Pacific ex Japan Fund, 1.60% for the Global Emerging Markets Fund, 1.25% for the Global Equity Income Fund and 1.40% for the International Equity Fund.

The Board, in consultation with an independent consultant, reviewed the investment advisory fees, the combined advisory and administration fees (“gross management fees”) and the expense ratios before Rule 12b-1 fees but after Expense Caps for the Funds and compared them with fees and expense ratios of Peer Funds. It was noted that the investment advisory fees for the Funds relative to their Peer Funds were in the following percentiles: 79th percentile for the Asia Pacific ex Japan Fund, 100th percentile for the Global Emerging Markets Fund, 82nd percentile for the Global Equity Income Fund, 100th percentile for the Greater China Fund, 44th percentile for the India Fund, 11th percentile for International Equity Fund and 17th percentile for The Japan Fund. The gross management fee of The Japan Fund when compared to its Peer Funds, was in the 17th percentile. It was noted that because of the small AUM and the minimum fee requirements of certain service providers that the gross management fee of the India Fund, when compared to its Peer Funds, was in the 78th percentile and the gross management fees of the other Funds were each in the 100th percentile, when compared to their Peer Funds. However, it was observed that the total expense ratios of these Funds, because of the Expense Caps, generally compared much more favorably to their Peer Funds. The expense ratios, inclusive of the Expense Caps, were in the 71st percentile for the Asia Pacific ex Japan Fund, the 79th percentile for the Global Emerging Markets Fund, the 65th percentile for the Global Equity Income Fund, the 79th percentile for the Greater China Fund, the 44th percentile for the India Fund, the 78th percentile for the International Equity Fund and the 58th percentile for The Japan Fund. After consultation with and in reliance on the independent consultant, the Board determined that the advisory fees for each of the Funds, inclusive of the Expense Caps, were reasonable.

The Board also considered the direct and indirect benefits to the Nomura entities and Martin Currie from a relationship with the Funds. The Board took into account the various services provided to the Funds by the Nomura entities and Martin Currie, including services required to manage a portfolio of securities in the Funds and reallocation of assets on an ongoing basis. The Board, including the Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo, (b) the expense ratios of the Funds inclusive of the contractual Expense Caps, (c) the advisory fees and expense ratios of Peer Funds, and (d) the advisory fees charged to other clients of the Nomura entities and Martin Currie. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the investment advisory fees, inclusive of the Expense Caps, were reasonable in relation to the

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Board Approval of Investment Advisory Agreements and Sub-Advisory Agreements (Unaudited) (continued)

services provided and were in the best interests of the Funds and their respective shareholders.

Economies of Scale. The Board considered the investment advisory fees, noting that many of them contained breakpoints. The Board in consultation with an independent consultant reviewed the breakpoints for the Funds. It was determined that most of the Funds had not yet gathered sufficient assets for the breakpoints to be imposed. The Board noted the existence of the Expense Caps and determined that because the Funds had not grown large enough yet it was premature to discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that the continuance of the investment advisory agreements with NAM USA and that NAM USA’s continuance of the sub-advisory agreements with the Nomura entities and Martin Currie were in the best interests of the Funds and their respective shareholders. In reaching their determinations, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

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Board Approval of New Investment Advisory Agreement and Sub-Advisory Agreement for the High Yield Fund (Unaudited)

At a meeting held on November 13, 2012, the Board of Directors (the “Board”), including a majority of the directors who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Directors”), unanimously voted to approve the investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), and a sub-advisory agreement between NAM USA and Nomura Corporate Research & Asset Management Inc. (“NCRAM” or “Sub-Advisor”) (jointly the “Agreements”) in connection with the investment management of the High Yield Fund.

Matters bearing on the Agreements were considered at the Board’s August meeting, its special Meeting in September and as part of the Investment Oversight Committee meeting in October. Additionally, the Board reviewed a significant amount of information provided by NAM USA and NCRAM regarding the proposed High Yield Fund (“High Yield Fund”) contained in responses to the High Yield Fund Information Request.

In considering the approval of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of an independent consultant to assist the Directors with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding advisory fees, anticipated expense ratios (before and after the proposed fee waiver and expense cap agreement (“Expense Cap”)) and composite investment performance of the High Yield strategy accounts managed by NCRAM with those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”).

During the months preceding the November 13, 2012 meeting, the Board reviewed substantial information regarding NCRAM, including its management, investment performance, organizational structure, operations and investment processes. In connection with its consideration of the Agreements, the Board had requested and evaluated extensive information and materials from NAM USA, NCRAM and other sources, including, among other items: (a) the discretionary investment advisory services to be provided by NAM USA and NCRAM; (b) the breadth and experience of the investment management and research staff of NCRAM; (c) financial statements for the last two fiscal years of NAM USA and NCRAM; (e) the Forms ADV of

NAM USA and NCRAM; (f) the compliance programs of NAM USA and NCRAM with respect to the High Yield Fund; (g) the fees charged to institutional and other clients relative to fees to be charged to the High Yield Fund by NAM USA and NCRAM; (h) the resources that would be devoted to compliance with respect to the High Yield Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, and (iv) other policies and procedures that would form NAM USA’s and NCRAM’s portions of the High Yield Fund’s compliance program; and (i) NAM USA’s responsibilities overseeing the High Yield Fund’s service providers.

With the assistance of an outside independent consultant and independent legal counsel, the Board considered all factors deemed relevant respecting NAM USA and NCRAM, including but not limited to: the nature and quality of services to be provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on proposed fees and expenses; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the High Yield Fund; commitment to provide a contractual Expense Cap to the High Yield Fund through January 28, 2015; potential benefits to NAM USA and NCRAM from their proposed relationships to the High Yield Fund, including revenues to be derived from services provided to the High Yield Fund by their affiliates, if any; and potential benefits to the High Yield Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining to approve the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of the Proposed Investment Management and Sub-Advisory Services. The Board considered the nature and quality of investment management services to be provided by NAM USA and NCRAM, the expertise and investment experience of the investment management personnel who would provide these services, and the extensive research resources and credit analysts available to the portfolio management team. In addition to the investment research and advisory services, the Board

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Board Approval of New Investment Advisory Agreement and Sub-Advisory Agreement for the High Yield Fund (Unaudited) (continued)

considered the asset-gathering, technology, communications, internal controls and compliance resources of the NAM USA entities as well as the service provider oversight and day-to-day operational responsibilities that would be provided by NAM USA.

The Board considered NAM USA’s recommendation that NCRAM be retained as the Sub-Advisor. The Board also considered the experience and expertise of NCRAM, as well as the reputation of Nomura Holdings, Inc. (the ultimate parent company of NAM USA), its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the Sub-Advisor.

The Board considered the additional services that NAM USA would provide to the High Yield Fund that were not provided to NCRAM’s institutional and other clients. The Board noted the proposed investment management, compliance and administrative services that NAM USA would provide to the High Yield Fund, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor. In addition, the Board considered the other direct and indirect benefits to the High Yield Fund, such as the Expense Cap arrangement with NAM USA.

The Board determined that the proposed investment management services to be provided by NAM USA would be in the best interests of the High Yield Fund and its shareholders. The Board also determined that the investment advisory services to be provided by NCRAM would be in the best interests of the High Yield Fund and its shareholders.

Investment Performance. The Board reviewed information about the High Yield Fund’s investment objective, investment strategies and techniques, and met with the proposed portfolio management team for the High Yield Fund.

With the assistance of an independent consultant, and NAM USA, the Board reviewed the composite investment performance of high yield accounts managed by NCRAM (the “Composite”). NAM USA stated its belief that the accounts in the Composite had an investment objective, policies and restrictions that were substantially similar to those of the High Yield Fund, and that the accounts in the Composite had been managed in substantially the same way that the High Yield Fund would be managed by NCRAM. The Board noted that NCRAM had prepared the Composite performance in compliance with Global Investment Performance Standards (“GIPs”) and that this methodology differed from the guidelines of the SEC for calculating performance of mutual funds.

The Board noted that the investment performance of the Composite was above the performance of the benchmark index (the Bank of America / Merrill Lynch U.S. High Yield Master II Constrained Index) for one-, five- and ten-year periods ending August 31, 2012. The Board noted that the investment performance of the Composite, when compared to the performance of Peer Funds, was above the median performance of the Peer Funds for the one-, five- and ten-year periods.

The Directors noted that the High Yield Fund’s actual performance would vary from the past performance of the Composite. Differences in asset size and cash flows would result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. The Directors also noted that the managed accounts in the Composite were not subject to certain investment limitations, diversification requirements, specific tax restrictions and other requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended, that the High Yield Fund would be subject to, which, had they applied, might have adversely affected the Composite’s performance. The Directors did not consider the Composite performance data as a substitute for the performance of the High Yield Fund, nor as an indication of future performance of the High Yield Fund.

Profits and Costs of NAM USA and NCRAM; Expense Ratios of the High Yield Fund. The Directors were not provided with a profitability report because of the startup costs involved with the High Yield Fund. However NAM USA advised the Board that they anticipated that the High Yield Fund would be profitable.

The Directors reviewed comparative fee information regarding the fees NCRAM charged institutional and other clients with similar investment strategies. The Board considered the proposed fee to be charged to the High Yield Fund in the light of the services that NAM USA and NCRAM would provide to the High Yield Fund. It was noted that NAM USA and NCRAM would provide additional services to the High Yield Fund that NCRAM had not provided to its institutional (including

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Board Approval of New Investment Advisory Agreement and Sub-Advisory Agreement for the High Yield Fund (Unaudited) (concluded)

certain government accounts) and other clients. In addition, the Board considered the proposed fees to be paid to NAM USA for the investment management, compliance, operational and administrative services NAM USA would provide to the High Yield Fund, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor.

The Board discussed the terms of the proposed Expense Cap to be provided by NAM USA, as well as the clawback provisions. The Board considered NAM USA’s proposal to provide until January 28, 2015, a contractual Expense Cap for the High Yield Fund so that its total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be 0.85%.

The Board, in consultation with an independent consultant, reviewed the proposed investment advisory fee, the combined anticipated advisory and administration fees (“gross management fees”) and the expense ratio before Rule 12b-1 fees, but after the Expense Cap for the High Yield Fund and compared them with fees and expense ratios of Peer Funds. It was noted that the proposed investment management fee for the High Yield Fund of 0.65% was within range of the gross management fee (advisory and administration fees) for the Peer Funds of 0.685% and that the proposed contractual Expense Cap of 1.10% for Class A shares of the High Yield Fund was within range of the median total expense ratio of 1.154% of the Class A shares of the Peer Funds.

The Board, in consultation with the independent consultant, determined that the pro forma expenses for the proposed High Yield Fund, inclusive of the Expense Cap, were reasonable in comparison to the Peer Funds, and determined that the advisory fee, inclusive of Expense Cap, was reasonable. The Board also considered the direct and indirect benefits to NAM USA and NCRAM from a relationship with the High Yield

Fund. The Board took into account the various services to be provided to the High Yield Fund by NAM USA and NCRAM, including services required to manage a portfolio of securities in the High Yield Fund and reallocation of assets on an ongoing basis. The Board, including the Independent Directors, considered (a) the financial condition of NCRAM, NAM USA and their parent, NAM Tokyo; (b) the estimated expense ratio of the High Yield Fund, inclusive of the contractual Expense Cap; (c) the expense ratios of Peer Funds; (d) the management fees of Peer Funds; and (e) the advisory fee charged to institutional and other clients of NAM USA and NCRAM. Based on the information it reviewed and advice it received from the independent consultant, the Board, including a majority of the Independent Directors, concluded that the proposed investment advisory fee, inclusive of the Expense Cap, was reasonable in relation to the services to be provided and would be in the best interests of the High Yield Fund and its shareholders.

Economies of Scale. The Board, in consultation with an independent consultant, considered the proposed investment advisory fee, noting that it did not contain a breakpoint. It was noted that the Board would have an opportunity to revisit the level at which breakpoints are established on the High Yield Fund, at the time the Board considers advisory contract renewal. The Board noted the existence of the Expense Cap and determined that it was premature to discuss breakpoints.

Conclusion. The Board determined that entering into the investment advisory agreement with NAM USA and that NAM USA’s entering into the sub-advisory agreement with NCRAM were in the best interests of the High Yield Fund and its shareholders. In reaching their determination, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

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NOMURA PARTNERS FUNDS, INC.

PRIVACY POLICY

FACTS	WHAT DOES NOMURA PARTNERS FUNDS, INC. (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number and other information we receive from you on applications or other forms

■     Information about your transactions with us and our service providers, or others

If you decide to close your account(s) or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	—
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	—
For our affiliates to market to you	No	—
For non-affiliates to market to you	No	—

Questions?	Call 1-800-53-JAPAN (1-800-535-2726) or go to www.nomurapartnersfunds.com/privacy.aspx

Nomura Partners Funds	The World from Asia	:	109

Who we are
Who is providing this notice?	Nomura Partners Funds, Inc. (the “Funds”)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How do the Funds collect my personal information?	We collect your personal information, for example, when you: ■ open an account ■ purchase or sell shares ■ exchange shares
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■      sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Funds:

■      The term affiliate means the Funds’ investment adviser, investment sub-advisers, and any entity controlling, controlled by and under common control with the investment adviser.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Funds and we may share your personal information as part of their everyday services to Funds.

■      State Street Bank and Trust Company

■      Boston Financial Data Services

■      Foreside Financial Group, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not have any joint marketing agreements.
Other important information
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Effective Date: January 1, 2011

110	:	www.NomuraPartnersFunds.com : 1.800.535.2726

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Asian Funds

Global/International Funds

Fixed Income Funds

- High Yield Fund

NOMURA

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $286.5 billion in assets under management as of March 31, 2013.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Two World Financial Center Building B, 18th Floor New York, NY 10281	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com

NOM-SR-001-0313

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

As disclosed in the registrant’s Form N-SAR filed November 29, 2012, and the registrant’s Form N-CSR filed December 7, 2012, in connection with the audit of the registrant’s financial statements for the year ended September 30, 2012, it was determined that refunds due on Indian capital gain taxes paid by the registrant had not been properly accounted for. The incorrect treatment of these refunds also impacted the registrant’s financial statements for the year ended September 30, 2011, which were restated within the registrant’s financial statements for the year ended September 30, 2012.

During the period covered by this report, the registrant, in consultation with its accounting agent, manager and tax agent in India, initiated changes to remediate the aforementioned deficiency and to strengthen the registrant’s internal control process. The revised procedures require the registrant’s accounting agent to receive more detailed tax reporting of executed trades resulting in taxable gains or losses from the registrant’s tax agent in India and to determine realized gain or loss amounts resulting in a potential tax liability or refund, respectively, throughout the open tax period. This enhanced internal control procedure was designed so that the Indian capital gain taxes are properly accounted for on the registrant’s records.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date: June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date: June 5, 2013

By (Signature and Title):	/s/ WILLIAM C. COX
William C. Cox Treasurer and Principal Financial Officer

Date: June 5, 2013